As Filed With the Securities and Exchange Commission on  September 28 , 1995


                                 REGISTRATION NO. 33-9651

                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549



                              POST-EFFECTIVE AMENDMENT NO. 12
                                            TO
                                         FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
              SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                           LIFE OF VIRGINIA SEPARATE ACCOUNT II
                                (Exact Name of Registrant)

                          THE LIFE INSURANCE COMPANY OF VIRGINIA
                                    (Name of Depositor)
                     6610 West Broad Street, Richmond, Virginia  23230
                          (Address of Principal Executive Office)
                          _______________________________________

                           John J. Palmer, Senior Vice President
                          The Life Insurance Company of Virginia
                     6610 West Broad Street, Richmond, Virginia 23230
                    (Name and Address of Agent for Service of Process)

                                         Copy to:
                                      Stephen E. Roth
                               Sutherland, Asbill & Brennan
                 1275 Pennsylvania Ave., N.W. Washington, D.C.  20004-2404
__________________________________________________________________

It is proposed that this filing will become effective:
___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on October 2, 1995 pursuant to paragraph (b) of Rule 485
___  60 days after filing pursuant to paragraph (a) of Rule 485 on __________________ pursuant to paragraph (a) of Rule 485


__________________________________________________________________

* Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1994 on February 27, 1995.

                           RECONCILIATION AND TIE BETWEEN ITEMS
                             IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2    Caption in Prospectus

       1.      Cover Page
       2.      Cover Page
       3.      Not Applicable
       4.      Distribution of the Policies
       5.      Life of Virginia and Separate Account II
       6.      Separate Account II
       7.      Not Required
       8.      Not Required
       9.      Legal Proceedings
      10. Introduction; Separate Account II; The Funds; Charges and Deductions; The Policy; Policy Benefits; Voting Rights; General Provisions
      11.      Introduction; The Funds
      12.      Introduction; The Funds
      13.      Introduction; Charges and Deductions; The Funds
      14.      Introduction; The Policies
      15.      The Policies
      16.      The Policies; The Funds
      17.      Introduction; Charges and Deductions; Policy Rights;
               The Funds
      18.      The Funds; The Policies
      19.      General Provisions; Voting Rights
      20.      Not Applicable
      21.      Policy Rights; General Provisions
      22.      Not Applicable
      23.      Safekeeping of the Assets of Separate Account II
      24.      General Provisions
      25.      The Life Insurance Company of Virginia
      26.      Not Applicable
      27.      The Life Insurance Company of Virginia
      28.      Executive Officers and Directors
      29.      The Life Insurance Company of Virginia
      30.      Not Applicable
      31.      Not Applicable
      32.      Not Applicable
      33.      Not Applicable
      34.      Not Applicable
      35.      Distribution of the Policies
      36.      Not Required
      37.      Not Applicable
      38.      Introduction; Distribution of the Policies
      39.      Distribution of the Policies; Introduction
      40.      Distribution of the Policies
      41. The Life Insurance Company of Virginia; Distribution of the Policies
      42.      Not Applicable

      43.      Not Applicable
      44.      The Policy
      45.      Not Applicable
      46.      Policy Benefits; Charges and Deductions; General Provisions
      47.      The Funds
      48.      Not Applicable
      49.      Not Applicable
      50.      Separate Account II
      51.      Cover Page; Introduction; The Policies; Charges and Deductions
      52.      The Funds
      53.      Federal Tax Matters
      54.      Not Applicable
      55.      Not Applicable
      56.      Not Required
      57.      Not Required
      58.      Not Required
      59.      Financial Statements

                        LIFE OF VIRGINIA SEPARATE ACCOUNT II

                             COMMONWEALTH THREE
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                              FORM P1096 1/87

                                 Issued by
                   THE LIFE INSURANCE COMPANY OF VIRGINIA
                           6610 West Broad Street
                         Richmond, Virginia  23230
                               (804) 281-6000

  This prospectus describes a flexible premium variable life insurance policy ("Policy") issued by The Life Insurance Company of Virginia ("Life of Virginia") known as Commonwealth Three. This type of life insurance is also commonly called variable universal life. The Policy permits the policyowner to vary premium payments and adjust the life insurance proceeds payable under the Policy; the Policy has been designed for maximum flexibility in meeting changing insurance needs.

  The Policy provides for the payment of the Life Insurance Proceeds upon the death of the Insured, and for a cash value that can be obtained by completely or partially surrendering the Policy. Life Insurance Proceeds may, and cash value will, vary with the investment experience of Life of Virginia Separate Account II ("Separate Account II"). The Policyowner bears the entire investment risk; there is no guaranteed minimum cash value. Life of Virginia generally will not issue a Policy to insure persons older than age 75. The minimum specified amount for which a Policy will be issued is $50,000; however, Life of Virginia reserves the right to increase or decrease this amount for a class of Policies issued after some future date.

  Under the Policy, net premiums are placed in Separate Account II. The Policyowner selects the Investment Subdivision(s) of Separate Account II in which to invest, and, after the Initial Investment Period, determines the allocation of the net premiums among those Investment Subdivisions. Each Investment Subdivision of Separate Account II will invest solely in a designated portfolio which is part of a series type of mutual fund. Currently, there are seven such funds available under this Policy: the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Neuberger & Berman Advisers Management Trust, the Life of Virginia Series Fund, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, and the Insurance Management Series (collectively referred to as the "Funds"). The Funds, their investment managers and their currently available portfolios are listed on the following page.

        THIS PROSPECTUS MUST BE READ ALONG WITH CURRENT PROSPECTUSES FOR THE
        FUNDS


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

     SHARES IN THE FUNDS AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND
      INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


   Please read this prospectus carefully and retain it for future reference.
                  The date of this Prospectus is May 1, 1995.

   Variable Insurance Products Fund, which is managed by Fidelity Management & Research Company, currently has five portfolios:

                  Money Market Portfolio
                  High Income Portfolio
                  Equity-Income Portfolio
                  Growth Portfolio
                  Overseas Portfolio

   Variable Insurance Products Fund II, which is managed by Fidelity Management & Research Company, currently has five portfolios, two of which, the Asset Manager Portfolio and the Contrafund Portfolio, are available to Policyowners through Separate Account II:

   Neuberger & Berman Advisers Management Trust, which is managed by Neuberger & Berman Management Incorporated, currently has seven portfolios, three of which are available to Policyowners through Separate Account II:

                  Balanced Portfolio
                  Growth Portfolio
                  Limited Maturity Bond
                  Portfolio

   Life of Virginia Series Fund, Inc., which is managed by Aon Advisors, Inc., currently has six portfolios:

                  Money Market Portfolio
                  Government Securities Portfolio
                  Common Stock Index Portfolio
                  Total Return Portfolio International
                  Equity Portfolio Real Estate Securities Portfolio

   Oppenheimer Variable Account Funds, which is managed by Oppenheimer Management Corporation, currently has nine portfolios, six of which are available to Policyowners through Separate Account II:

                  Oppenheimer Money Fund
                  Oppenheimer High Income Fund
                  Oppenheimer Bond Fund
                  Oppenheimer Capital Appreciation Fund
                  Oppenheimer Growth Fund
                  Oppenheimer Multiple Strategies Fund

   Janus Aspen Series, which is managed by Janus Capital Corporation, currently has seven portfolios, three of which are available to Policyowners through Separate Account II:

                  Growth Portfolio
                  Aggressive Growth Portfolio
                  Worldwide Growth Portfolio

    Insurance Management Series, which is managed by Federated Advisers, currently has five portfolios, two of which, the Utility Fund and the Corporate Bond Fund, are available to Policyowners through Separate Account II:


  The accompanying prospectuses for the Funds describe the investment objectives and the risks of each of the Funds' portfolios.

  During the Initial Investment Period, all net premiums will be placed in the Investment Subdivision of Separate Account II that invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc. At the end of that period, the cash value at that time and all subsequent net premiums will be allocated in accordance with Policyowner instructions.

  It may not be advantageous to purchase a Policy either as a replacement for another type of life insurance policy, or to obtain additional insurance protection if another flexible premium variable life insurance policy is owned.

                                   TABLE OF CONTENTS

                                                                           Page
Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Summary
  The Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
  Separate Account II . . . . . . . . . . . . . . . . . . . . . . . . .    7
  Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
  Policy Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
  Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
  Distribution of the Policy  . . . . . . . . . . . . . . . . . . . . .    9
  Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
  Refund Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . .   10
  Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . .   10
  Illustrations of Death Benefits, Cash Values and Surrender Values . .   10
Life of Virginia and Separate Account II
  The Life Insurance Company of Virginia  . . . . . . . . . . . . . . .   11
  Aon Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
  Separate Account II . . . . . . . . . . . . . . . . . . . . . . . . .   11
  Addition, Deletion, or Substitution of Investments  . . . . . . . . .   11
The Funds
  Variable Insurance Products Fund  . . . . . . . . . . . . . . . . . .   13
  Variable Insurance Products Fund II . . . . . . . . . . . . . . . . .   14
  Neuberger & Berman Advisers Management Trust  . . . . . . . . . . . .   14
  Life of Virginia Series Fund, Inc . . . . . . . . . . . . . . . . . .   15
  Oppenheimer Variable Account Funds  . . . . . . . . . . . . . . . . .   16
  Janus Aspen Series  . . . . . . . . . . . . . . . . . . . . . . . . .   16
  Insurance Management Series . . . . . . . . . . . . . . . . . . . . .   17
  Resolving Material Conflicts  . . . . . . . . . . . . . . . . . . . .   17
  Termination of Participation Agreements . . . . . . . . . . . . . . .   18
The Policy
  Purpose of the Policy . . . . . . . . . . . . . . . . . . . . . . . .   18
  Purchasing a Policy . . . . . . . . . . . . . . . . . . . . . . . . .   18
  Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
  Policy Lapse and Reinstatement  . . . . . . . . . . . . . . . . . . .   20
  Examination of Policy (Refund Privilege)  . . . . . . . . . . . . . .   21
  Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . .   21
Policy Benefits
  Cash Value Benefits . . . . . . . . . . . . . . . . . . . . . . . . .   21
  Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
  Dollar-Cost Averaging . . . . . . . . . . . . . . . . . . . . . . . .   24
  Powers of Attorney  . . . . . . . . . . . . . . . . . . . . . . . . .   24
  Loan Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
  Life Insurance Proceeds . . . . . . . . . . . . . . . . . . . . . . .   26
  Benefits at Maturity  . . . . . . . . . . . . . . . . . . . . . . . .   28
  Optional Payment Plans  . . . . . . . . . . . . . . . . . . . . . . .   28
Charges and Deductions
  Deductions From Premiums  . . . . . . . . . . . . . . . . . . . . . .   30
  Monthly Deduction . . . . . . . . . . . . . . . . . . . . . . . . . .   30
  Charges Against Separate Account II . . . . . . . . . . . . . . . . .   31
  Surrender Charge  . . . . . . . . . . . . . . . . . . . . . . . . . .   31
  Other Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  Reduction of Charges for Group Sales  . . . . . . . . . . . . . . . .   32
General Provisions
  Postponement of Payment . . . . . . . . . . . . . . . . . . . . . . .   33
  Limits on Contesting the Policy . . . . . . . . . . . . . . . . . . .   33
  The Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  Misstatement of Age or Sex  . . . . . . . . . . . . . . . . . . . . .   33
  Suicide . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

  Annual Statement  . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  Nonparticipating  . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  Written Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  The Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  The Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  Changing the Owner or Beneficiary . . . . . . . . . . . . . . . . . .   34
  Using the Policies as Collateral  . . . . . . . . . . . . . . . . . .   34
  Optional Insurance Benefits . . . . . . . . . . . . . . . . . . . . .   34
  Reinsurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  Distribution of the Policy  . . . . . . . . . . . . . . . . . . . . .   35
Federal Tax Matters
  Tax Status of the Policy  . . . . . . . . . . . . . . . . . . . . . .   35
  Tax Treatment of Policy Proceeds  . . . . . . . . . . . . . . . . . .   36
  Tax Treatment of Policy Loans and Other Distributions . . . . . . . .   37
  Taxation of the Company . . . . . . . . . . . . . . . . . . . . . . .   38
  Income Tax Withholding  . . . . . . . . . . . . . . . . . . . . . . .   38
  Other Considerations  . . . . . . . . . . . . . . . . . . . . . . . .   38
Legal Developments Regarding Employment-Related Benefit Plans . . . . .   38
Safekeeping of the Assets of Separate Account II  . . . . . . . . . . .   38
Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
State Regulation of Life of Virginia  . . . . . . . . . . . . . . . . .   39
Executive Officers and Directors of Life of Virginia  . . . . . . . . .   40
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
Additional Information  . . . . . . . . . . . . . . . . . . . . . . . .   42
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . .   42
Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                        This Policy is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG TERM INVESTMENT. PROSPECTIVE POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.


                                      DEFINITIONS


   Age - The Insured's age on his or her nearest birthday.

   Attained Age - The Insured's age on the policy date plus the number of years since the policy date.

   Beneficiary - Primary and contingent beneficiaries are designated by the Policyowner in the application. More than one primary and contingent Beneficiary may be named. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with Life of Virginia. If no Beneficiary survives the Insured, the Policyowner or the Policyowner's estate will be the beneficiary. The interest of any Beneficiary may be subject to that of any assignee.

   Business Day - Any day on which the New York Stock Exchange is open for business and any other day in which there is a change in the value of the shares of a portfolio of any one of the funds sufficient to materially affect the value of the assets in the Investment Subdivision of Separate Account II that invests in that Portfolio.

   Continuation Amount - An amount set forth in the Policy for each of the first 120 policy months. The Policy will not lapse during the first ten policy years if the Net Total Premium is at least equal to the continuation amount for the number of months that the Policy has been in force.

   Due Proof of Death - Proof of death that is satisfactory to Life of Virginia. Such proof may consist of the following if acceptable to Life of Virginia:

  (a) A certified copy of the death certificate; or

  (b) A certified copy of the decree of a court of competent jurisdiction as to the finding of death.

   Funds -- The mutual funds available under this Policy. Currently there are seven: the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Neuberger & Berman Advisers Management Trust, the Life of Virginia Series Fund, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, and the Insurance Management Series.

   General Account - The assets of Life of Virginia that are not segregated in any of the separate investment accounts of Life of Virginia.

   Home Office - The principal offices of The Life Insurance Company of Virginia at 6610 W. Broad Street, Richmond, Virginia, 23230.

   Initial Investment Period - The period that commences on the date the first premium for the Policy is received at the Home Office and ends on the date of receipt at the Home Office of the Policy Delivery and Acceptance Letter, signed and dated by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or, if the Policy is not accepted, when all amounts due are refunded, whichever is earlier. During this period, all net premiums will be placed in the Investment Subdivision of Separate Account II that invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc.

   Insured - The person upon whose life a Policy is issued.

   Investment Subdivision - A Subdivision of Separate Account II. After the Initial Investment Period, premiums are allocated, in accordance with the instructions of the Policyowner, among no more than seven of the twenty-seven Investment Subdivisions of Separate Account II, each of which invests exclusively in shares of a designated portfolio of one of the Funds. All twenty-seven Investment Subdivisions may not be available in all states.

   Life Insurance Proceeds - The amount payable under a Policy upon the death of the Insured.

   Maturity Date - The date on which a Policy's cash value becomes payable to the Policyowner, if living. This date may be designated by the Policyowner. If no designation is made, the maturity date will be the policy anniversary nearest to the Insured's 95th birthday. The Policy terminates on the maturity date.

   Maximum Loan Amount - The maximum amount that may be borrowed under a Policy. The maximum loan amount equals 90% of the Policy's Surrender Value.

   Monthly Anniversary Day - The same date in each month as the Policy Date. Whenever the Monthly Anniversary Day falls on a date other than a Business Day, the Monthly Anniversary Day will be deemed the next Business Day.

   Net Total Premium - The total of all premiums paid less any partial surrenders and outstanding Policy Debt where both partial surrenders and outstanding policy debt are divided by the Net Premium Factor of 92.5%.

   Periodic Plan - A premium schedule providing for the payment of level premiums at fixed intervals over a specified period of time.

   Policy - The flexible premium variable life insurance policy issued by Life of Virginia that is described in this prospectus. The term "Policy" or "Policies" includes the Policy described in this prospectus, the Policy application, any supplemental applications and any endorsements.

   Policy Date - The date set forth in a Policy that is used to determine policy years and policy months. Policy anniversaries are measured from the Policy Date.

   Policy Debt - The total of all outstanding policy loans plus accrued interest.

   Policy Month - A one-month period beginning on a Monthly Anniversary Day and ending on the day immediately preceding the next Monthly Anniversary Day.

   Policyowner ("Owner") - The person who owns a Policy. The original Policyowner is named in the application. Contingent Owners may also be named.

   Separate Account II ("Account") - Life of Virginia Separate Account II, a separate investment account established by Life of Virginia to receive and invest net premiums paid under the Policies.

   Specified Amount - The amount of insurance under a Policy. This amount may or may not include the cash value, as selected by the policyowner. The current Specified Amount is set forth on the data page in each Policy.

   Surrender Value - A Policy's cash value, reduced by any outstanding Policy Debt and reduced by any applicable surrender charges. This amount is payable to the Policyowner if the Policy matures or is surrendered.

   Valuation Period - The period between the close of business on a Business Day and the close of business on the next succeeding Business Day.


                                         SUMMARY

The Following Summary of Prospectus Information Should Be Read In Conjunction With The Detailed Information Appearing Elsewhere In This Prospectus.

The Policy

  Under the Policy, subject to certain limitations, the policyowner has flexibility in determining the frequency and amount of premiums. (See Premiums, p. 7.) Thus, unlike conventional fixed benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium schedule. Also unlike conventional fixed benefit life insurance, the amount and/or duration of the life insurance coverage and the cash values of this Policy are not guaranteed and may increase or decrease, depending upon the investment experience of the assets supporting the Policy. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets, but reaps the benefit of any appreciation in values. So long as a Policy has sufficient cash value to remain in force, the Policy will provide Life Insurance Proceeds payable to a Beneficiary upon the Insured's death, the accumulation of cash value, surrender rights, and policy loan privileges. The minimum Specified Amount for which a Policy will be issued is $50,000; however, Life of Virginia reserves the right to increase or decrease this amount for a class of Policies issued after some future date.

  A prospective Policyowner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for an existing policy.

Separate Account II

  Separate Account II currently has twenty-seven Investment Subdivisions. Each Investment Subdivision invests exclusively in the shares of a portfolio of one of the Funds. (See The Funds, p. 13.) Currently, the Funds include the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Neuberger and Berman Advisers Management Trust, the Life of Virginia Series Fund, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, and the Insurance Management Series. Five of those Investment Subdivisions, those investing in the shares of the Contrafund Portfolio of the Variable Insurance Products Fund II, those investing in shares of the Utility Fund and Corporate Bond Fund of the Insurance Management Series, and those investing in shares of the International Equity Portfolio and the Real Estate Securities Portfolio of Life of Virginia Series Fund, are not currently available to Policyowners in the State of California. The accompanying prospectuses for the Funds describe the investment objectives and the risks of each of the Funds' portfolios.

  Net premiums will be allocated among the Investment Subdivisions in accordance with the Policyowner's written instructions; however, during the Initial Investment Period, all net premiums will be placed in the Investment Subdivision of Separate Account II that invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc. The Initial Investment Period commences on the date the first premium for the policy is received at the Home Office and ends on the date of receipt at the Home Office of the Policy Delivery and Acceptance Letter, signed and dated by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or if the Policy is not accepted by the Policyowner, when all amounts due are refunded, whichever is earlier. Therefore, in order to allocate money out of the Money Market Portfolio of the Life of Virginia Series Fund for purposes of ending the Initial Investment Period, the Policyowner must have submitted to Life of Virginia the signed and dated Delivery and Acceptance Letter. Thereafter, a Policy's cash value may not be invested in more than seven Investment Subdivisions at any given point in time.

  Cash value will, and Life Insurance Proceeds may, vary with the investment experience of the Investment Subdivisions, as well as with the frequency and amount of premium payments, any partial surrenders, and any charges imposed in connection with the Policy. (See Cash Value Benefits, p. 21.)

Premiums

  The full first premium for a Policy is due on the policy date. The amount of the full first premium must be sufficient to keep the Policy in force for at least one policy month. Thereafter, if there are no outstanding policy loans (See Loan Benefits, p. 24.), unscheduled premiums may be paid in any amount and at any frequency, subject only to the maximum premium limitations and minimum premium requirements specified in the Policy. (See Premiums, p. 19.) A Policyowner may also choose a periodic plan, which is a plan under which a level premium may be paid at fixed intervals over a specified period of time. Failure to pay premiums in accordance with the schedule will not in itself cause the Policy to lapse. (See Policy Lapse and Reinstatement, p. 20.) The timing of premium payments may affect the amount of the deferred sales charge under a Policy as the charge is based only on premiums actually paid during the first policy year, up to the amount of the designated premium. (See Surrender Charge, p. 31.) The Policyowner may wish to reduce the deferred sales charge that the Policy is subject to by reducing the premiums paid in the first Policy year. However, by reducing the premiums paid in the first year, values under the Policy may decrease, cost of insurance charges may increase and the risk of the Policy lapsing prematurely may increase.

  A Policy will only lapse when the surrender value is insufficient to pay the monthly deduction, (See Charges and Deductions - Monthly Deduction, p. 30), and a grace period expires without a sufficient payment, and, during the first 10 years, the Net Total Premium is less than the continuation amount for the number of months that the policy has been in force. (See Policy Lapse and Reinstatement - Lapse, p. 20.) This Policy, therefore, differs in two important respects from a conventional life insurance policy. First, the failure to pay a planned periodic premium will not in itself automatically cause a Policy to lapse. Second, under the circumstances described above, a Policy can lapse even if planned periodic premiums or premiums in other amounts have been paid.

Policy Benefits

  Cash Value Benefits. The Policy provides for a cash value. A Policy's cash value in Separate Account II will reflect the amount and frequency of premium payments, the investment experience of the Investment Subdivisions of Separate Account II in which net premiums are placed, policy loans, transfers, any partial surrenders, and any charges imposed in connection with the Policy. The entire investment risk is borne by the Policyowner; Life of Virginia does not guarantee a minimum cash value. (See Policy Benefits - Calculation of Cash Value, p. 22.)

  The Policyowner may at any time surrender a Policy and receive the Surrender Value (cash value reduced by any outstanding policy debt and any applicable surrender charges). Subject to certain limitations, the Policyowner may also partially surrender the Policy and obtain a portion of the cash value at any time prior to the Maturity Date. Partial surrenders will reduce both the cash value and Life Insurance Proceeds payable under the Policy. (See Surrender Privileges, p. 21.) A charge will be deducted from the cash value upon partial surrender. (See Charges and Deductions - Other Charges, p. 32.)

  Transfers. The Policyowner may transfer amounts among the Investment Subdivisions that are available at the time the transfer is requested up to twelve times each calendar year. According to the terms of the Policy, the first such transfer in each calendar year is free, subsequent transfers in that year will be assessed a charge of $10.00. (See Transfers, p. 23.) Life of Virginia's current practice is to waive this policy limitation and allow one free transfer each calendar month. Subsequent transfers in that month will be assessed a charge of $10.00. However, Life of Virginia reserves the right to enforce the policy limitation of one free transfer per calendar year at any time in the future.

  Life of Virginia may not honor transfers made by third parties holding multiple powers of attorney. (See Powers of Attorney, p. 24.) Also, where permitted by state law, Life of Virginia reserves the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.

  Policy Loans. After the first policy anniversary, the Policyowner may exercise certain loan privileges under a Policy. (See Loan Benefits, p. 24.) Loans will accrue interest at a rate not more than the maximum rate set forth in the Policy. When a loan is made, a portion of the Policy's cash value sufficient to secure the loan will be transferred from Separate Account II to Life of Virginia's general account as security for the loan and will earn interest daily at a fixed annual rate of 4%. For policies issued on or after May 1, 1993, a portion of the amount of cash value transferred to secure the loan may earn interest at a higher rate after the tenth policy year. Interest earned will be credited on each Monthly Anniversary Day and transferred at that time to Separate Account II. Upon partial or full loan repayment, the portion of cash value in the general account securing the repaid portion of the policy debt will be transferred to Separate Account II. (See Loan Benefits - Repayment of Policy Debt, p. 25.) Depending upon the investment performance of Surrender Value and the amount of any Policy loan, such loans may cause a Policy to lapse. If a Policy is not a Modified Endowment Contract, lapse of the Policy with Policy loans outstanding may result in adverse tax consequences. (See Federal Tax Matters, p. 35.)

  Life Insurance Proceeds. The Policy provides for the payment of Life Insurance Proceeds upon the death of the Insured. The Policy contains two benefit options: Option A and Option B. Under Option A, the Life Insurance Proceeds will be the greater of(i) the Specified Amount plus the Policy's cash value on the date of the Insured's death or (ii) the cash value on the date of the Insured's death multiplied by the corridor percentage. Under Option B, the Life Insurance Proceeds will be the greater of (i) the Specified Amount or (ii) the cash value on the date of the Insured's death multiplied by the applicable corridor percentage as set forth in the Policy.

  Under either benefit option, so long as a Policy remains in force, Life Insurance Proceeds will not be less than the current specified amount of the Policy. Life Insurance Proceeds may, however, exceed the specified amount. The amount by which Life Insurance Proceeds exceed the Specified Amount depends upon the benefit option chosen and the cash value of the Policy. (See Life Insurance Proceeds, p. 26.) Life Insurance Proceeds will be reduced by any outstanding policy debt and any due and unpaid charges. The proceeds may be paid in a lump sum or in accordance with an optional payment plan.

  Any time after the first policy year, the policyowner may, subject to certain restrictions, adjust the Life Insurance Proceeds payable under a Policy by increasing or decreasing the Specified Amount. (See Change in Existing Coverage, p. 27.) In addition, the Policyowner may change the benefit option in effect. (See Change in Benefit Option, p. 27.)

  Benefits at Maturity. On the maturity date of a Policy, if the Insured is still living, the Policyowner will be paid the cash value reduced by any outstanding Policy Debt. This is the policy's maturity value.

Charges

  The net premium equals the paid premium multiplied by the Net Premium Factor. The Net Premium Factor equals 92.5%. The difference between the actual premium payment and the net premium (a total charge of 7.5%) will be used to compensate Life of Virginia for expenses incurred in connection with the distribution of the Policies (5.0%) and for premium taxes imposed by various states and subdivisions (2.5%). (See Charges and Deductions - Deductions from premiums, p. 30.)

  In addition, there is a deferred sales charge of 45% of the first year's premiums, up to the amount of the designated premium (which is always less than the guideline annual premium), to compensate Life of Virginia for certain sales and distribution expenses. No additional amount of deferred sales charge is charged on premiums paid after the first policy year. The charge is deducted from the cash value in equal amounts at the beginning of Policy years 2 through
10. Any uncollected deferred sales charge will be deducted from the cash value if the Policy is surrendered during Policy years 1 through 9, with the exception that during years 1 and 2 the amount that will be collected upon surrender may be limited to less than the full amount of the uncollected deferred sales
charge. (See Surrender Charge, p. 31.)   Thus, if the policyowner were to
surrender the Policy during its first two policy years, the total amount of sales charge deducted may be less than if the surrender occurred after the second year. If the initial specified amount is at least $250,000, the deferred sales charges will be 40% rather than 45% of the first year premium paid up to the designated premium. (See Charges and Deductions - Sales Charges, p. 30)

  Cash value will be reduced each policy month by the monthly deduction. The monthly deduction compensates Life of Virginia for the insurance benefits provided under the Policy and for administrative costs. A charge equal to the lesser of $25 or 2% of the amount requested will be deducted from the amount paid to the Policyowner upon partial surrender of a Policy. (See Other Charges, p. 32.) During each month, a $10 fee will be charged for the second and subsequent transfers of assets among the Investment Subdivisions. (See Transfers, p. 23.) If a policyowner increases the specified amount of his policy, there will be a one-time charge per increase equal to the lesser of $1.50 per $1,000 of increase or $300. This charge is to compensate Life of Virginia for underwriting and administrative costs associated with the increase. (See Other Charges, p. 32).

  If a policy is surrendered or lapses during the first 9 policy years, a charge is made to cover the expenses of issuing the policy. The charge is an amount per $1,000 of initial specified amount and varies by age at issue, subject to a maximum of $500 per policy. The charge will decrease after the fifth policy year and disappear after the ninth policy year. (See Surrender Charge, p. 31)

  A charge equal to .70% of the net assets of Separate Account II will be imposed against those assets to compensate Life of Virginia for certain mortality and expense risks incurred in connection with the Policy. (See Charges Against Separate Account II, p. 31.)


  Finally, the value of the net assets of Separate Account II will also reflect the investment advisory fee and other expenses incurred by the Funds.

Distribution of the Policy

  The Policy will be distributed by registered representatives of Forth Financial Securities Corporation, which acts as the principal underwriter of the Policy. Forth Financial Securities Corporation is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. The Policy will also be distributed through other registered broker-dealers that have entered into written sales agreements with the principal underwriter.

Tax Treatment

  Cash value under a Policy should be subject to the same federal income tax treatment as cash value in a conventional fixed benefit policy. Under existing tax law, the Policyowner is not deemed to be in constructive receipt of cash values under a Policy until actual surrender. A change of Owners or a partial or total surrender may have tax consequences depending upon the particular circumstances.

  Like death benefits payable under conventional life insurance policies, Life Insurance Proceeds payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary will not be taxed on these proceeds. (See Federal Tax Matters, p. 35.)

  Certain policies may be treated as Modified Endowment Contracts depending on the amount of premium paid in relation to the death benefit. (See Federal Tax Matters, p. 35.) If the policy is a Modified Endowment Contract, then certain distributions including policy loans and surrenders may have tax consequences. In addition, prior to age 59 1/2 or death, any income resulting from distributions generally will be subject to a 10% penalty tax.

  For a discussion of additional tax issues and related developments which may affect the tax treatment of the Policy, see "Federal Tax Matters", p. 35.

Refund Privilege

  The Policyowner is granted a period of time to examine a Policy and return it for refund. The applicable period of time is 10 days after the Policy is received, 45 days after Part I of the application is signed, or 10 days after mailing or personal delivery of a notice of the right of withdrawal, whichever is later. In certain states the Policyowner may have more than 10 days to return the policy for a refund. (See Examination of Policy (Refund Privilege), p. 21)

Exchange Privilege

  During the first 24 months, the Policyowner may convert this Policy to a permanent fixed benefit policy in accordance with Life of Virginia's procedures. (See Exchange Privilege, p. 21)

Illustrations of Death Benefits, Cash Values and Surrender Values

  Illustrations in the Appendix show how the Death Benefit, Cash Value, and Surrender Value may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. Nonetheless, the illustrations are based on the hypothetical investment rates of return and are not guaranteed. They are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different than those illustrated. If the Policy is surrendered in the early policy years, the Surrender Value will be low as compared with premiums accumulated with interest, and consequently, the insurance protection provided will be costly.

                     LIFE OF VIRGINIA AND SEPARATE ACCOUNT II

The Life Insurance Company of Virginia

  Life of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Life of Virginia currently is a wholly-owned subsidiary of Combined Insurance Company of America, which is a wholly-owned subsidiary of Aon Corporation ("Aon"). Life of Virginia is principally engaged in the offering of life insurance and annuity policies and ranks among the 25 largest stock life insurance companies in the United States in terms of business in force. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of Life of Virginia are at 6610 West Broad Street, Richmond, Virginia 23230.

Aon Corporation

  Aon, a publicly owned Delaware corporation, is a holding corporation principally engaged through subsidiaries in the insurance and insurance brokerage business. Its principal executive offices are located at 123 North Wacker Drive, Chicago, Illinois 60606. As of December 31, 1994, Mr. Patrick G. Ryan, President and Chief Executive Officer of Aon, 123 North Wacker Drive, Chicago, Illinois 60606, owned directly and beneficially, 12,886,408 shares (12%) of the common stock of Aon.

  Aon indirectly owns the stock of Forth Financial Securities Corporation (A broker/dealer registered with the Securities and Exchange Commission (the "Commission"), which acts as principal underwriter for the Policies) and directly owns the stock of Aon Advisors, Inc. (an investment advisor registered with the Commission which acts in that capacity for the Life of Virginia Series Fund, Inc. and Aon Asset Management Fund, Inc.).

  Aon also owns all outstanding capital stock of Ryan Insurance Group, Inc. (an independent marketer of credit life and accident and health insurance and automobile repair insurance), Rollins Hudig Hall Co. (an insurance broker), Union Fidelity Life Insurance Company, and Godwins, Booke & Dickenson (an employee benefits consulting firm).

Separate Account II

  Separate Account II was established by Life of Virginia as a separate investment account on August 21, 1986. Separate Account II currently has twenty-seven Investment Subdivisions but that number may change in the future. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of one of the seven Funds described below. After the Initial Investment Period, net premiums are allocated in accordance with the instructions of the Policyowner among up to seven of the twenty-seven Investment Subdivisions available under this Policy. The Investment Subdivisions that invest in shares of the Contrafund Portfolio of the Variable Insurance Products Fund II, the Utility Fund and Corporate Bond Fund of the Insurance Management Series, and the International Equity Portfolio and the Real Estate Securities Portfolio of Life of Virginia Series Fund, are not currently available to California policyowners.

  Under the Code of Virginia, the assets of Separate Account II are the property of Life of Virginia. Nonetheless, the assets in Separate Account II attributable to the Policies are not chargeable with liabilities arising out of any other business which Life of Virginia may conduct. The assets of Separate Account II shall, however, be available to cover the liabilities of Life of Virginia's general account to the extent that the assets of Separate Account II exceed its liabilities arising under the Policies supported by it. Income and both realized and unrealized gains or losses from the assets of Separate Account II are credited to or charged against the Account without regard to the income, gains or losses arising out of any other business Life of Virginia may conduct.

  Separate Account II has been registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a Separate Account under the Federal Securities Laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of Separate Account II by the Commission.

Addition, Deletion or Substitution of Investments

  Life of Virginia reserves the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the mutual fund portfolios that are held by Separate Account II or that Separate Account II may purchase. If the shares of a Portfolio are no longer available for investment or if in its judgment further investment in any Portfolio should become inappropriate in view of the purposes of Separate Account II, Life of Virginia reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or of
another open-end, registered investment company.   Life of Virginia will not
substitute any shares attributable to a policyowner's cash value in Separate Account II without notice and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent Separate Account II from purchasing other securities for other series or classes of policies or from permitting a conversion between Portfolios or classes of policies on the basis of requests made by policyowners.

  Life of Virginia also reserves the right to establish additional Investment Subdivisions of Separate Account II, each of which would invest in a separate Portfolio of the Funds, or in shares of another investment company, with a specified investment objective. New Investment Subdivisions may be established if, in the sole discretion of Life of Virginia, marketing, tax or investment conditions warrant, and any new Investment Subdivisions may be made available to existing policyowners on a basis to be determined by Life of Virginia. One or more Investment Subdivisions may also be eliminated if, in the sole discretion of Life of Virginia, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, Life of Virginia may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Life of Virginia to be in the best interests of persons having voting rights under the Policy, Separate Account II may be operated as a management company under the Investment Company Act of 1940, may be deregistered under that Act in the event such registration is no longer required, or may be combined with other Life of Virginia separate accounts. To the extent permitted by applicable law, Life of Virginia may also transfer the assets of Separate Account II associated with the Policies to another separate account. In addition, Life of Virginia may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to Separate Account II.

  The policyowner will be notified of any material change in the investment policy of any Portfolio in which the Owner has an interest. If the Policyowner objects to the change, the Policy may be exchanged for a fixed benefit policy. In addition, the Policyowner may exercise the right to surrender the Policy, in whole or in part. (See Surrender Privileges, p. 21.) If the policyowner chooses to exchange the Policy, no evidence of insurability will be required. The new policy will be subject to normal exchange rules and other conditions determined by Life of Virginia. The exchange must be made within 60 days after the change in investment policy becomes effective. Life of Virginia will notify Policyowners of the options available and procedures to follow if any material change occurs.

                                        THE FUNDS

  Separate Account II currently invests in seven series-type mutual funds. All of the Funds currently available under the Policy are registered with the Commission as open-end, diversified investment companies. The Commission, however, does not supervise the management or the investment practices and policies of the Funds.

  Each Investment Subdivision invests exclusively in a designated portfolio of one of the Funds. The assets of each Fund portfolio are separate from other portfolios of that Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment of any other portfolio. Some of the Funds may, in the future, activate additional portfolios.

  Each of the Funds sells its shares to Separate Account II in accordance with the terms of a participation agreement between the Fund and Life of Virginia. The termination provisions of those agreements vary. (See Termination of Participation Agreements, p. 18.) Should an agreement between Life of Virginia and a Fund terminate, the Separate Account will not be able to purchase additional shares of that Fund. In that event, Policyowners will no longer be able to allocate cash values or premium payments to Separate Account Subdivisions investing in portfolios of that Fund.

  Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to the Separate Account despite the fact that the participation agreement between the Fund and Life of Virginia has not been terminated. Should a Fund or a portfolio of a Fund decide not to sell its shares to Life of Virginia, Life of Virginia will be unable to honor policyowner requests to allocate their cash values or premium payments to Separate Account Subdivisions investing in shares of that Fund or portfolio.

  Certain Investment Subdivisions of Separate Account II invest in Portfolios that have similar investment objectives and/or policies; therefore, before choosing Investment Subdivisions, carefully read the individual prospectuses for the Funds, along with this prospectus.

Variable Insurance Products Fund

  Variable Insurance Products Fund ("VIPF") currently has five portfolios:
Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio.

  Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high-quality U.S. dollar denominated money market securities of domestic and foreign issuers.

  High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated fixed-income securities, while also considering growth of capital.

  Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Composite Index of 500 Stocks.

  Growth Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. The Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

  Fidelity Management & Research Company ("FMR") serves as investment adviser to VIPF and VIPF II. For managing each portfolio's investments and business affairs, each portfolio pays FMR a monthly fee.

  VIPF Money Market Portfolio's fee is made up of two components: (a) a basic fee rate and; (b) an income-based component. The basic fee rate is the sum of the following two components:

  1) A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above .37%, and it drops as total assets in all these funds rise.

  2) An individual fund fee rate of .03%

    One-twelfth of the combined annual fee rate is applied to the fund's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month. If the fund's gross yield is 5% or less, the basic fee is the total management fee. The income-based component is added to the basic fee when the fund's yield is greater than 5%. The income-based fee is 6% of that portion of the fund's yield that represents a gross yield of more than 5% per year. The maximum income-based component is .24%.

  VIPF High Income Portfolio's fee is made up of the sum of two components: a group fee rate based on the monthly average net assets of all the funds advised by FMR (on an annual basis this rate cannot rise above .37% and it drops as total assets in all these funds rise) and an individual fund fee rate of .45%. Therefore, the maximum total management fee that can be charged is .82% of the average net assets of this portfolio. One twelfth of the annual management fee rate is applied to the Portfolio's net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

  VIPF Equity-Income, Growth, and Overseas Portfolios' fee rates are each made up of two components: (i) a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR; and (ii) an individual portfolio fee rate of .20% for the VIPF Equity-Income Portfolio, .30% for the VIPF Growth Portfolio and .45% for the VIPF Overseas Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all mutual funds rise. Therefore, the maximum total management fees that can be charged is .97% of the average net assets of these Portfolios. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.

Variable Insurance Products Fund II

  Variable Insurance Products Fund II ("VIPF-II"), which is managed by FMR, currently has five portfolios, two of which, Asset Manager Portfolio and Contrafund Portfolio, are available to policyowners through Separate Account II. THE CONTRAFUND PORTFOLIO IS NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

  Contrafund Portfolio seeks capital appreciation by investing in securities of companies believed to be undervalued or out-of-favor.

  FMR serves as investment advisor to VIPF-II's Asset Manager Portfolio and Contrafund Portfolio. For managing the Portfolios' investments and business affairs, the Portfolios pay a monthly fee to FMR. Asset Manager Portfolio's fee rate is the sum of the following two components: (i) an individual fund fee rate of .40% of the Portfolio's average net assets; and (ii) a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate can not rise above .52% and it drops as total assets in all these funds rise. Therefore, the maximum total management fee that can be charged is
 .92% of the average net assets of this Portfolio. Contrafund Portfolio's fee rate is the sum of the following two components: (i) an individual fund fee rate of .30% of the Portfolio's average net assets; and (ii) a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate can not rise above .52% and it drops as total assets in all these funds rise. Therefore, the maximum total management fee that can be charged is
 .82% of the average net assets of this Portfolio. One twelfth of the sum of the group and individual fund fee rate is applied to the portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month. FMR has voluntarily agreed to reimburse the Contrafund Portfolio to the extent that total expenses exceed 1.00%. The adviser can terminate this voluntary reimbursement at any time.

Neuberger & Berman Advisers Management Trust

  Neuberger & Berman Advisers Management Trust ("AMT"), which is managed by Neuberger & Berman Management Incorporated, currently has seven portfolios, three of which, the Balanced Portfolio, the Growth Portfolio and the Limited Maturity Bond Portfolio are available to Policyowners through Separate Account II.

  Balanced Portfolio has the investment objective of long term capital growth and reasonable current income without undue risk to principal. The Balanced Portfolio will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities.

  Growth Portfolio seeks capital growth through investments in common stocks of companies that the Investment Adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the Investment Adviser may also utilize, from time to time, securities convertible into such common stocks, warrants and options to purchase such stocks.

  Limited Maturity Bond Portfolio's primary investment objective is the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Limited Maturity Bond Portfolio also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

  Neuberger & Berman Management Incorporated serves as Investment Adviser to AMT. AMT pays fees to the Investment Adviser for administrative and investment management services. The fees for each portfolio are based on the average daily net assets of the portfolio or the series in which the portfolio invests. For administrative services the Investment Adviser is paid a fee at the following rates: Growth Portfolio 0.30%, Balanced Portfolio 0.30%, and Limited Maturity Bond Portfolio 0.40% of the average daily net assets of the portfolio. For investment management services, the Investment Adviser is paid a fee at the following rates for Growth Portfolio and Balanced Portfolio: 0.55% of the first $250 million of the average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets of the series over $1.5 billion. For Limited Maturity Bond Portfolio, the Investment Adviser is paid a fee of 0.25% of the first $500 million of average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets of the series over $2 billion.

Life of Virginia Series Fund, Inc.

  The Life of Virginia Series Fund, Inc. ("Life of Virginia Series Fund") currently has six portfolios: the Common Stock Index Portfolio, the Government Securities Portfolio, the Money Market Portfolio, the Total Return Portfolio, the International Equity Portfolio, and the Real Estate Securities Portfolio. THE INTERNATIONAL EQUITY PORTFOLIO AND THE REAL ESTATE SECURITIES PORTFOLIO ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  Common Stock Index Portfolio has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), through investment in common stocks traded on the New York Stock Exchange and the American Stock Exchange and, to a limited extent, in the over-the-counter markets.

  Government Securities Portfolio has the investment objective of seeking high current income and protection of capital through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  Money Market Portfolio has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in high quality money market securities.

  Total Return Portfolio has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the investment advisor.

  International Equity Portfolio has the investment objective of providing long-term capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the U.S. or whose securities are principally traded outside of the U.S.

  Real Estate Securities Portfolio has the investment objective of providing maximum total return through current income and capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry including those that own significant real estate assets. The Portfolio will not invest directly in real estate.

  Aon Advisors, Inc. serves as investment adviser to the Life of Virginia Series Fund. The Life of Virginia Series Fund pays Aon Advisors, Inc. compensation in the form of an investment advisory fee, computed and accrued daily, and paid monthly. The investment advisory fee for each portfolio is based on the average daily net assets of the portfolio at the following rates: for Common Stock
Index Portfolio .35%; Government Securities Portfolio, Money Market Portfolio, and Total Return Portfolio .50% of the first $100,000,000, .45% of the next $100,000,000, .40% of the next $100,000,000, .35% of the next $100,000,000, and
 .30% of amounts in excess of $400,000,000; International Equity Portfolio 1.00% on the first $100,000,00, .95% on the next $100,000,000, and .90% of the amounts in excess of $200,000,000; Real Estate Securities Portfolio .85% of the first $100,000,000, .80% on the next $100,000,000, and .75% of the amounts in excess of $200,000,000. See the fund prospectus for further details. Aon Advisors, Inc. has agreed to waive .80% of the investment advisory fee for the first $100,000,000 of average daily net assets of the Money Market Portfolio for 1995, resulting in a fee of .10%. There is no guarantee that the fee waiver will continue after 1995.

Oppenheimer Variable Account Funds

  The Oppenheimer Variable Account Funds ("OVAF") currently has nine portfolios, six of which are currently available to Policyowners through Separate Account
II: Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, and Oppenheimer Multiple Strategies Fund.

  Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

  Oppenheimer High Income Fund seeks a high level of current income from investment in high yield fixed income securities, including unrated securities or high risk securities in the lower rating categories. These securities may be considered to be speculative.

  Oppenheimer Bond Fund primarily seeks a high level of current income from investment in high yield fixed income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, it seeks capital growth when consistent with its primary objective.

  Oppenheimer Capital Appreciation Fund seeks to achieve capital appreciation by investing in "growth-type" companies.

  Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

  Oppenheimer Multiple Strategies Fund seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

  Oppenheimer Management Corporation ("OMC") serves as investment adviser to the Oppenheimer Variable Account Funds ("OVAF"). The OVAF pay OMC a monthly management fee. Effective September 1, 1994, the monthly fee payable to OMC is computed separately on the net assets of each portfolio as of the close of business each day. The management fee rates that became effective on that day are as follows (i) for Money Fund: 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion; (ii) for Capital Appreciation Fund, Growth Fund, and Multiple Strategies Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and
(iii) for High Income Fund and Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion. The management fee rates in effect prior to that date are in
Note 6 to the financial statements included in the OVAF Statement of Additional Information.

Janus Aspen Series

  The Janus Aspen Series ("JAS") currently has seven portfolios, three of which are currently available to Policyowners through Separate Account II: Growth Portfolio, Aggressive Growth Portfolio, and Worldwide Growth Portfolio.

  Growth Portfolio has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Growth Portfolio is a diversified portfolio that pursues its objective by investing in common stocks of issuers of all sizes. Generally, this Portfolio emphasizes issuers with larger market capitalizations.

  Aggressive Growth Portfolio has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Aggressive Growth Portfolio will seek to achieve its objective by normally maintaining an average market capitalization between $1 billion and $5 billion.

  Worldwide Growth Portfolio has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Worldwide Growth Portfolio will seek to achieve its objective by investing in a diversified portfolio of common stocks of foreign and domestic issuers of all sizes. The Portfolio normally invests in issuers from at least five different countries including the United States.

  Janus Capital Corporation serves as Investment Adviser to the portfolios of the Janus Aspen Series. The portfolios pay a fee to the Investment Adviser.
The Growth, Aggressive Growth and Worldwide Growth Portfolios are each subject to the following advisory fee schedule: 1% of the first $30 million, 0.75% of the next $270 million, 0.70% of the next $200 million, 0.65% of amounts over $500 million. Janus Capital has agreed to reduce each portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such portfolio. In addition, Janus Capital has agreed to reimburse each portfolio for advisory fees and other expenses in excess of a specified percentage of net assets. The expense limits of the portfolios differ and are set forth in the Statement of Additional Information for the Janus Aspen Series.

Insurance Management Series

  The Insurance Management Series ("IMS") currently has five portfolios, two of which, Utility Fund and Corporate Bond Fund, are available to Policyowners through Separate Account II. THE UTILITY FUND AND THE CORPORATE BOND FUND ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  Utility Fund has the investment objective of high current income and moderate capital appreciation. The Utility Fund will seek to achieve its objective by investing primarily in equity and debt securities of utility companies.

  Corporate Bond Fund has the investment objective of high current income. The Corporate Bond Fund will seek to achieve its objective by investing primarily in a diversified portfolio of professionally managed fixed-income securities. The fixed-income securities in which the Fund intends to invest are lower-rated corporate debt obligations, commonly referred to as "junk bonds". The risks of these securities are described in the prospectus for the IMS, which should be read carefully before investing.

  Federated Advisers serves as investment adviser to the Utility Fund and the Corporate Bond Fund. The adviser receives an annual investment advisory fee equal to .75% of the Utility Fund's average daily net assets and .60% of the Corporate Bond Fund's average daily net assets. The adviser has voluntarily chosen to waive all or a portion of its fee in order that the total annual expenses for the Utility Fund and the Corporate Bond Fund would not exceed 0.85% and 0.80%, respectively, of average net assets. Based on total expenses of 1.60% for the Utility Fund and 1.40% for the Corporate Bond Fund, the adviser estimates that during 1995 it will waive management fees of 0.75% and 0.60%, respectively. The adviser can terminate this voluntary waiver at any time at its sole discretion.

                   THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND
                      POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

  More detailed information concerning the investment objectives and policies of the Funds and the investment advisory services and charges can be found in the current prospectuses for the Funds which accompany or precede this Prospectus.
A prospectus for each Fund can be obtained by writing or calling Life of Virginia's Home Office. The prospectus for each Fund should be read carefully before any decision is made concerning the allocation of premium payments or transfers among the Investment Subdivisions of Separate Account II.

Resolving Material Conflicts

  The Funds are used as investment vehicles for variable life insurance and variable annuity policies issued by Life of Virginia. In addition, all of the Funds other than the Life of Virginia Series Fund, Inc., are available to separate accounts of insurance companies other than Life of Virginia offering variable annuity and variable life products. As a result, there is a possibility that a material conflict may arise between the interests of policyowners owning Policies whose cash values are allocated to Separate Account II and of policyowners owning policies whose cash values are allocated to one or more other separate accounts investing in any one of the Funds.

In addition, Neuberger & Berman Advisers Management Trust, Janus Aspen Series and Life of Virginia Series Fund, Inc. may sell shares to certain retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of policyowners generally or certain classes of policyowners, and such retirement plans or participants in such retirement plans.

  In the event of a material conflict, Life of Virginia will take any necessary steps, including removing Separate Account II from that Fund, to resolve the matter. See the individual Fund Prospectus for greater details.

Termination of Participation Agreements

  The participation agreements pursuant to which the Funds sell their shares to Separate Account II contain varying provisions regarding termination. The following summarizes those provisions:

    Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II. (The "Fund") These agreements provide for termination (1) on one year's advance notice by either party, (2) at Life of Virginia's option if shares of the Fund are not reasonably available to meet requirements of the policies, (3) at the option of either party if certain enforcement proceedings are instituted against the other, (4) upon vote of the policyowners to substitute shares of another mutual fund, (5) at Life of Virginia's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws or if the Fund ceases to qualify as regulated investment companies under the Internal Revenue Code, (6) at the option of the Fund or its principal underwriter if it determines that Life of Virginia has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, (7) at the option of Life of Virginia if the Fund has suffered material adverse changes in its business or financial conditions or is the subject of material adverse publicity, or (8) at the option of the Fund or its principal underwriter if Life of Virginia decides to make another mutual fund available as a funding vehicle for its policies.

Neuberger & Berman Advisers Management Trust. This agreement may be terminated by either party on six months' written notice to the other.

Life of Virginia Series Fund, Inc. This agreement may be terminated by either party on 360 days' written notice to the other.

Oppenheimer Variable Account Funds. This agreement may be terminated by the parties on six months' advance written notice.

Janus Aspen Series. This agreement may be terminated by the parties on six months' advance written notice.

Insurance Management Series. This agreement may be terminated by any of the parties on 180 days advance written notice to the other parties.


                                       THE POLICY

  This prospectus describes the basic Commonwealth Three policy. There may be differences because of requirements of the state where your policy is issued. Any such differences will be included in your policy.

Purpose of the Policy

  The Policy is designed to provide the owner with both lifetime insurance protection and significant flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under a Policy. Unlike conventional life insurance, the policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a policyowner to adjust the level of life insurance proceeds payable under a Policy without having to purchase a new policy by increasing or decreasing the specified amount. Thus, as insurance needs or financial conditions change, the policyowner has the flexibility to adjust life insurance proceeds and vary premium payments.

  The Policy varies from conventional fixed benefit life insurance in a number of additional respects. Because the life insurance proceeds may, and the cash value will, vary with the investment experience of the chosen Investment Subdivisions of Separate Account II, the policyowner bears the investment risk of any depreciation in value, but reaps the benefit of any appreciation in value, of the underlying assets. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Investment Subdivision of Separate Account II. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of Separate Account II.

Purchasing a Policy

  To purchase a Policy, a completed application must be sent to Life of Virginia at its Home Office at 6610 W. Broad Street, Richmond, Virginia 23230. Life of Virginia generally will not issue Policies to insure persons older than age 75. Nonsmoker rates are only available to Insureds age 21 and over. The minimum specified amount for a Policy is $50,000; however, Life of Virginia reserves the right to increase or decrease this amount for a class of Policies issued after some future date. Acceptance is subject to Life of Virginia's underwriting rules and Life of Virginia may, at its sole discretion, reject any application or premium for any lawful reason and in a manner such that similarly-situated risks are treated in a consistent manner and unfair discrimination is avoided.

  If the full first premium is not paid with the application, insurance will not become effective until that premium is paid and the policy is delivered while all persons proposed for insurance are insurable. If the full first premium is paid and a conditional receipt is given to the applicant, then, subject to a maximum limitation, insurance as provided by the terms and conditions of the policy applied for will become effective on the Effective Date specified by the conditional receipt, provided the insured is found to be, on the Effective Date, insurable at standard premium rates for the plan and amount of insurance requested in the application. The Effective Date specified by the conditional receipt is the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests required by Life of Virginia, and (iii) the policy date requested by the applicant when that date is later than the date the application is completed.

Premiums

  Premiums must be paid to Life of Virginia at its Home Office. Net premiums are premiums multiplied by the Net Premium Factor (See Charges and Deduction, p.
30).

  Premiums will be placed in the Investment Subdivision of Separate Account II which invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc. during the Initial Investment Period. The Initial Investment Period commences on the date the first premium is received at the Home Office. The period ends on the date of receipt at the Home Office of the Policy Delivery and Acceptance Letter, signed and dated by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or, if the Policy is not accepted, when all amounts due are refunded, whichever is earlier.

  When a Policy is approved for issuance, an amount equal to 7.5% of the premiums received is deducted from the funds held in the Investment Subdivision of Separate Account II which invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc. and retained by Life of Virginia (See Charges and Deduction, p. 30.). For premiums received after the Policy is approved for issue, but before the end of the Initial Investment Period, the net premiums will be placed in the Investment Subdivision of Separate Account II which invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc. at the end of the valuation period during which they were received.

  At the end of the Initial Investment Period, cash value at that time and the net premiums subsequently received will be allocated among the Investment Subdivisions of Separate Account II in accordance with the written instructions of the Policyowner. The Policyowner may allocate premiums totally to one Investment Subdivision of Separate Account II, or partially to any of these Investment Subdivisions; however, at any point in time, the cash value may not be invested in more than seven Investment Subdivisions. Furthermore, the portion of each net premium allocated to any particular Investment Subdivision must be at least 10%. The Policyowner may, by written notice to the Home Office, change the allocation among the Investment Subdivisions of premium payments received on or subsequent to the date of that written notice.

  Premium Payments. The full first premium is due on the policy date. This premium cannot be less than the continuation amount for the first policy month. The continuation amounts for each of the first 120 policy months is set forth in the Policy data pages. The total amount of premiums received by Life of Virginia for a Policy through the end of the Policy's Refund Privilege period may not exceed $100,000. (See Examination of Policy, p. 21.)

  The Policy Date is assigned each Policy when the policy is issued. The Policy Date will normally be a date between the date the application is signed and the date the Policy is issued; however, the Policy Date may be any other date mutually agreeable to Life of Virginia and the Policyowner. Policy months and years are measured from the Policy Date. If the Policy Date would otherwise fall on the 29th, 30th or 31st day of a month, the Policy Date will be the 28th.

  If a Policy is issued as applied for, insurance coverage under the Policy normally begins on the Policy Date or at the end of the valuation period during which the full first premium is received at the Home Office, whichever is later. If a Policy is issued on a basis other than as applied for the insurance coverage will normally begin on the date the Policy is accepted by the Policyowner or at the end of the valuation period during which the full first premium is received at the Home Office, whichever is later.

  The first premium is the only premium payment required under a Policy, although additional premiums may be necessary to keep the Policy in effect. Each Policyowner may determine a periodic plan, a plan under which a level premium may be paid for a specified period of time on a quarterly, semi-annual or annual basis. Premiums under a periodic plan ("planned periodic premiums") may also be paid monthly if paid by pre-authorized check. The frequency or amount of the planned periodic premium may be changed at any time by the Policyowner by notifying Life of Virginia in writing at its home office.

  Adherence to the periodic plan is not mandatory and the failure to pay planned periodic premiums in accordance with a plan will not of itself cause a Policy to lapse, nor will the payment of planned periodic premiums guarantee that the Policy remains in effect, except that during the first 120 policy months, the Policy will not lapse regardless of investment experience if the Net Total Premium is at least equal to the continuation amount for the number of months that the Policy has been in force. (See Policy Lapse and Reinstatement, p. 20.)

  If there is no outstanding policy debt, a Policyowner may make unscheduled premium payments of any amount and at any frequency, subject only to the minimum premium requirement and maximum premium limitation set forth in the Policy and described below. Payments made by the Policyowner other than planned periodic premiums will be treated first as payment of any outstanding Policy Debt. The portion of a payment in excess of any outstanding Policy Debt will be treated as an unscheduled premium payment.

  Maximum Premium Limitations. In order to conform to requirements of the Internal Revenue Code of 1986, Life of Virginia will limit the total amount of premiums, both unscheduled and planned periodic, that may be paid during each policy year. The applicable maximum premium limitation will be set forth in each Policy. Because the maximum premium limitation is in part dependent upon the specified amount for each Policy, changes in the specified amount may affect this limitation. In the event that a premium is paid that exceeds the maximum premium limitation, Life of Virginia will accept only the portion of the premium equal to the maximum premium limitation and return the excess to the Policyowner. Thereafter, no additional premiums will be accepted until allowed by the maximum premium limitation set forth in the Policy. In addition, Life of Virginia will not accept any Commonwealth Three premiums prior to the end of the Refund Privilege period that cause the aggregate premiums paid to date to exceed $100,000.

  Minimum Premium Payment. Premiums paid in connection with a periodic plan generally must be at least $20. If, however, planned periodic premiums are paid monthly by pre-authorized check, the minimum premium payment is $15. For purposes of the minimum premium payment requirements, any payment is deemed a planned periodic premium if it is received within 30 days (before or after) of the scheduled date for a planned periodic premium payment and the percentage difference between the planned premium amount and the actual payment amount is not more than 10%. All other premiums will be deemed unscheduled premiums. Under Life of Virginia's current administrative rules, all unscheduled premium payments must be at least $250 except where state regulation specifies a smaller amount.

Policy Lapse and Reinstatement

  Lapse. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause a Policy to lapse. Lapse will only occur when the surrender value is insufficient to cover the monthly deduction and the grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the Policy will be deemed to have no cash value for purposes of policy loans and surrenders. The Life Insurance Proceeds payable during the grace period will equal the amount of the death benefit in effect immediately prior to the commencement of the grace period. These proceeds will be reduced by any due and unpaid deferred sales charges and monthly deductions.

  If the surrender value is insufficient to cover the monthly deduction (See Charges and Deductions - Monthly Deduction, p. 30), the Policyowner must, during the grace period, make a payment which, when multiplied by the Net Premium Factor, is at least equal to any excess Policy Debt and any due and unpaid monthly deductions. A grace period of 61 days will begin on the date Life of Virginia sends a notice of any insufficiency to the Policyowner. Excess Policy Debt is the amount by which policy debt exceeds cash value less any applicable surrender charges. (See Loan Benefits - Policy Debt, p. 25.) Failure to make a sufficient payment during the grace period will cause a Policy to lapse and terminate without value. So long as there is outstanding Policy Debt, that portion of any payment received during the grace period that exceeds the amount necessary to keep the Policy in force will be treated as a repayment of Policy Debt. A lapse of the Policy may result in adverse tax consequences. (See Federal Tax Matters, p. 35.)

  Notwithstanding the above, the Policy will not lapse during the first ten policy years if the Net Total Premium is at least equal to the continuation amount for the number of months that the policy has been in force. The Net Total Premium is the total of all premiums paid to that date less any outstanding Policy Debt and less any partial surrenders to date where both Policy Debt and partial surrenders are divided by the Net Premium factor of 92.5%. (See Charges and Deductions, Deductions from Premiums, p. 30.). The continuation amounts for each of the first 120 policy months are shown in the Policy data pages. There are no continuation amounts after the 120th policy month.

  Reinstatement. Prior to the Maturity Date, a Policy may be reinstated any time within 3 years after the date of lapse by submitting to Life of Virginia evidence satisfactory to the Company that the Insured is insurable. In addition, a premium must be paid, as described below. Life of Virginia will, however, accept a premium larger than this amount. The Policy will be reinstated on the date the reinstatement is approved. Any Policy Debt which existed at the end of the grace period will be reinstated if not paid. Life of Virginia will not reinstate a Policy surrendered for its cash value.

  If the Policy terminates and is reinstated, a premium must be paid which equals (1) the minimum premium to keep the policy in force from the first day of the grace period to the date of reinstatement, plus (2) an amount sufficient to keep the Policy in effect for two months after the date of reinstatement, minus
(3) the sum of monthly deductions that would have been made during the period between termination and reinstatement, divided by the Net Premium Factor. On the date of reinstatement, the cash value will equal (a) the cash value on the first day of the grace period, plus (b) the premium paid to reinstate multiplied by the Net Premium Factor minus (c) the total of any deferred sales charge deductions which would have been made if the Policy had remained continuously in effect, minus (d) any decrease in the contingent deferred underwriting charge from the first day of the grace period to the date of reinstatement.

  On the date of reinstatement, the cash value less any outstanding Policy Debt will be allocated to the Investment Subdivisions of Separate Account II. Unless instructions are received from the Policyowner to the contrary, the cash value will be allocated in the same manner as net premiums.

  If the Policy is reinstated, the surrender charge will be as though this Policy had been in effect continuously from its original Policy Date.

Examination of Policy (Refund Privilege)

  The Policyowner may examine the Policy and return it for refund within 10 days after it is received, within 45 days after Part I of the application is signed, or within 10 days after mailing or personal delivery of a notice of the right of withdrawal, whichever is latest. The amount of refund will depend on the state in which the Policy is issued. If authorized by state law, the amount of refund will equal the sum of all charges deducted from premiums paid, plus the advisory fee deducted from the Funds attributable to the Policy, plus the net premiums allocated to Separate Account II adjusted by investment gains and losses. Otherwise, the amount of the refund will equal the gross premiums paid. In certain states the Policyowner may have more than 10 days to return the policy for a refund. A Policyowner wanting a refund should return the Policy to either Life of Virginia at its Home Office or to the registered agent who sold it.

Exchange Privilege

  During the first 24 months, the Policyowner may convert this Policy to a permanent fixed benefit policy. The Policyowner may elect either the same death benefit or the same net amount at risk as the existing policy at the time of conversion. Premiums will be based on the same issue age and risk classification of the Insured as the existing Policy. The conversion will be subject to an equitable adjustment in payments and cash values to reflect variances, if any, in the payments and cash values under the existing Policy and the new policy.


                                    POLICY BENEFITS

  While a Policy is in effect, it provides for certain benefits prior to the maturity date. Subject to certain limitations, the Policyowner may at any time obtain cash value by completely or partially surrendering the Policy. (See Surrender Privileges, p. 21.) In addition, the Policyowner has certain policy loan privileges under the Policy. (See Loan Benefits, p. 24.) The Policy also provides for the payment of Life Insurance Proceeds upon the death of the Insured under one of the two benefit options selected by the Policyowner (See Life Insurance Proceeds, p. 26), and benefits upon the maturity of a Policy. (See Benefits at Maturity, p. 28.)

Cash Value Benefits

  Surrender Privileges. As long as a Policy is in effect, a Policyowner may surrender the Policy in whole or in part at any time by sending a written request in a form acceptable to Life of Virginia along with the Policy to Life of Virginia at its Home Office. Surrender may be made at any time with the exception of certain partial surrenders during the first policy year. (See Partial Surrenders, p. 21.)

  Complete Surrenders. The amount payable on complete surrender of the Policy is the surrender value at the end of the valuation period during which the request is received. The surrender value may be paid in a lump sum or under one of the optional payment plans specified in the Policy. (See Optional Payment Plans, p. 28.)

  Partial Surrenders. A Policyowner may obtain a portion of the Policy's cash value upon partial surrender of the Policy. A partial surrender must be at least $500 and cannot exceed the lesser of (1) the surrender value less $500 or
(2) the maximum loan amount less outstanding Policy Debt. If Option B is in effect, no partial surrender may occur during the first policy year. A charge equal to the lesser of $25 or 2% of the amount requested will be deducted from the cash value upon a partial surrender. (See Charges and Deductions, p. 30.)

  The partial surrender will be allocated among the Investment Subdivisions in accordance with the written instructions of the Policyowner. If no such instructions are received with the request for partial surrender, the partial surrender will be allocated among the Investment Subdivisions in the same proportion that the cash value in each Investment Subdivision bears to the cash value in all Investment Subdivisions on the date the request is received at the Home Office.

  Partial surrenders will affect both the Policy's cash value and the Life Insurance Proceeds payable under the Policy. The Policy's cash value will be reduced by the amount of the partial surrender. If the Life Insurance Proceeds payable under either benefit option both before and after the partial surrender are the cash value multiplied by the corridor percentage set forth in the Policy, a partial surrender will result in a reduction in Life Insurance Proceeds equal to the amount of the partial surrender, multiplied by the corridor percentage then in effect. If the Life Insurance Proceeds are not so affected by the corridor percentage the reduction in Life Insurance Proceeds will be equal to the partial surrender. (See Life Insurance Proceeds - Benefit Options, p. 26.)

  The specified amount remaining in force after a partial surrender may not be less than the minimum specified amount for the Policy established when it was issued. As a result, Life of Virginia will not accomplish any partial surrender that would reduce the specified amount below this minimum. If increases in the specified amount previously have occurred, a partial surrender will first reduce the specified amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may affect the way in which the cost of insurance charge is calculated. (See Monthly Deduction -- Cost of Insurance Charge, p. 30.)

  Surrenders and partial surrenders may have federal tax consequences. (See Federal Tax Matters, p. 35.)

  Surrender Value. The Surrender Value equals the cash value less any outstanding Policy Debt and less any applicable surrender charges (See Charges and Deductions-- Surrender Charge, p. 31.). Surrender Value will be determined at the end of the Valuation Period during which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for a surrender. Postponement of payments may occur in certain circumstances. (See Postponement of Payment, p. 33.)

  Calculation of Cash Value. The Policy provides for the accumulation of cash value. Cash value will be determined on a daily basis. A Policy's cash value will reflect a number of factors, including net premiums paid, partial surrenders, policy loans, charges assessed in connection with the Policy and the investment performance of the Investment Subdivisions of Separate Account II to which the cash value is allocated. There is no guaranteed minimum cash value. The cash value of a Policy is equal to (1) the cash value in Separate Account II, plus (2) any cash value held in the general account to secure Policy Debt.

  On the later of the Policy Date or at the end of the valuation Period during which the first premium is received, the cash value in each Investment Subdivision is the portion of the net premium which has been paid and allocated to the Investment Subdivision, less the portion of any due and unpaid monthly deductions allocated to the cash value in that Investment Subdivision plus the Policy's share of investment gains and losses in that Investment Subdivision.
At the end of each Valuation Period thereafter, the cash value in each Investment Subdivision of Separate Account II is (1) plus (2) plus (3) minus (4) minus (5), where:

  (1) is the cash value allocated to the Investment Subdivision at the end of the preceding Valuation Period, multiplied by the Investment Subdivision's Net Investment Factor for the current period;

  (2) is net premium payments (premiums multiplied by the Net Premium Factor) received during the current Valuation Period and which are allocated to the Investment Subdivision;

  (3) is any other amount transferred into the Investment Subdivision during the current Valuation Period;

  (4) is any partial surrender made from the Investment Subdivision during the current Valuation Period; and

  (5) is cash value transferred out of the Investment Subdivision during the current Valuation Period.

  In addition, whenever a Valuation Period includes the monthly anniversary day, the cash value at the end of such period is reduced by the monthly deduction allocated to the cash value in the Investment Subdivision for that monthly anniversary day. (See Charges and Deductions - Monthly Deduction, p. 30.) If the Valuation Period includes the first monthly anniversary day in policy years two through ten, the cash value at the end of such period is reduced by 1/9 of the Deferred Sales Charge allocated to the cash value in the Investment Subdivisions for that monthly anniversary day. (See Charges and Deductions - Sales Charge, p. 30).

  Unit Value. Each Investment Subdivision has a Unit Value. When premiums or other amounts are transferred into an Investment Subdivision, a number of Units are purchased based on the Unit Value of the Investment Subdivision as of the end of the Valuation Period during which the transfer is made. Likewise, when amounts are transferred out of an Investment Subdivision, Units are redeemed in a similar manner.

  For each Investment Subdivision, the Unit Value for the first Valuation Period was $10.00. The Unit Value for each subsequent period is the Net Investment Factor for that period, multiplied by the Unit Value for the immediately preceding period. The Unit Value for a Valuation Period applies for each day in the period.

  Net Investment Factor. The Net Investment Factors measure investment performance of the Investment Subdivisions of Separate Account II during a Valuation Period. Each Investment Subdivision has its own Net Investment Factor for a Valuation Period. The Net Investment Factor of an Investment Subdivision for a Valuation Period is (a) divided by (b), minus (c), where:

  (a) is (1) the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period, plus (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Subdivision during the Valuation Period for which the Net Investment Factor is being determined, minus (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus
  (4) any amount charged against that Investment Subdivision for taxes, or any amount set aside during the Valuation Period by Life of Virginia as a provision for taxes attributable to the operation or maintenance of that Subdivision; and

  (b) is the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period; and

  (c) is a charge no greater than .0019246% for each day in the Valuation Period. This corresponds to .70% per year of the net assets of that Investment Subdivision for mortality and expense risks.

  The value of the assets in Separate Account II will be taken at their fair market value in accordance with generally accepted accounting principles and applicable laws and regulations.

  How the Period of Coverage under a Policy Can Vary. The period of coverage under a Policy depends upon the cash value. The Policy will remain in force as long as the Surrender Value is sufficient to pay the monthly deduction. (See Charges and Deductions - Monthly Deduction, p. 30.) When, however, the Surrender Value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement - Lapse, p. 20.)

Transfers

  Policyowners may transfer, up to twelve times each calendar year, amounts among the Investment Subdivisions of Separate Account II that are available at the time of the request, by written request to the Home Office. A transfer that would cause cash value to be in more than seven Investment Subdivisions will not be permitted. Also, where permitted by state law, Life of Virginia reserves the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.

  The transfer will be effective as of the end of the Valuation Period during which the request is received at the Home Office. According to the terms of the Policy, the first such transfer in each calendar year is free, subsequent transfers in that year will be assessed a charge of $10.00. Life of Virginia's current practice is to waive this policy limitation and allow one free transfer each calendar month. Subsequent transfers in that month will be assessed a charge of $10.00. However, Life of Virginia reserves the right to enforce the policy limitation of one free transfer per calendar year at any time in the future. The $10.00 amount is Life of Virginia's estimate of the average actual cost of present and future typical transfers; Life of Virginia does not expect to make a profit from the process of executing transfers. The amount of the transfer charge is, once a Policy is issued, guaranteed for the life of the Policy.

Telephone Transfers

  Life of Virginia permits telephone transfers and may be liable for losses resulting from unauthorized or fraudulent telephone transfers if it fails to employ reasonable procedures to confirm that the telephone instructions that it receives are genuine. Therefore, Life of Virginia will employ means to prevent unauthorized or fraudulent telephone requests, such as sending written confirmation, recording telephone requests, and/or requesting other identifying information. In addition, Life of Virginia may require written authorization before allowing Policyowners to make telephone transfers.

  To request a telephone transfer, Policyowners should call Life of Virginia's Telephone Transfer Line at 800-772-3844. Life of Virginia will record all telephone transfer requests. Transfer requests received at least one hour prior to the close of the New York Stock Exchange will be executed that Business Day at that day's prices. Requests received after that time will be executed on the next Business Day at that day's prices.

Dollar-Cost Averaging

  Policyowners may elect to have Life of Virginia automatically transfer specified amounts from one of certain designated Investment Subdivisions of Separate Account II to any other subdivision(s) on a monthly or quarterly basis. This privilege is intended to permit policyowners to utilize "Dollar-Cost Averaging," a long-term investment method that provides for regular investing over a period of time. Life of Virginia makes no representations or guarantees that Dollar-Cost Averaging will result in a profit or protect against loss.

  Policyowners must select Dollar-Cost Averaging on the application or complete a Dollar- Cost Averaging Agreement in order to begin the Dollar-Cost Averaging program. Currently, the Investment Subdivisions available to allocate money for the purpose of Dollar-Cost Averaging include each of the Money Market Investment Subdivisions and the subdivision which invests in the Limited Maturity Bond Portfolio of the Neuberger & Berman Advisers Management Trust. If Dollar-Cost Averaging is elected on the application, all or a portion of initial premium will be transferred, if necessary, to the Investment Subdivision designated for Dollar-Cost Averaging following the Initial Investment Period. Cash value may also be transferred to the designated Investment Subdivision from other subdivisions within the Separate Account. Any amount allocated or transferred must conform to the minimum percentage requirements. (See Premiums, p. 18.) Transfers made for the purpose of Dollar-Cost Averaging will count toward the free transfer each calendar month as well as the twelve maximum transfers
permitted each calendar year.   Transfers made from an Investment Subdivision
for the purpose of Dollar-Cost Averaging must be at least $100. (See Transfers p. 23.)

  Dollar-Cost Averaging will continue until the entire cash value in the designated Investment Subdivision is depleted. The policyowner has the option of discontinuing Dollar-Cost Averaging by sending Life of Virginia a written cancellation notice. Policyowners may make changes to their Dollar-Cost Averaging program by calling Life of Virginia's Telephone Transfer Line at 800-772-3844. Also, Life of Virginia reserves the right to discontinue or modify Dollar-Cost Averaging upon 30 days written notice to the policyowner.

Powers of Attorney

  As a general rule and as a convenience to Policyowners, Life of Virginia allows the use of powers of attorney whereby policyowners give third parties the right to effect cash value transfers on behalf of the Policyowners. However, when the same third party possesses powers of attorney executed by many policyowners, the result can be simultaneous transfers involving large amounts of cash value. Such transfers can disrupt the orderly management of the mutual funds underlying the variable policy, can result in higher costs to Policyowners, and are generally not compatible with the long-range goals of purchasers of variable policies. Life of Virginia believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the funds underlying its policies, and this position is shared by the managements of those mutual funds.

  Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties holding multiple powers of attorney, Life of Virginia may not honor such powers of attorney and has instituted or will institute procedures to assure that the transfer requests that it receives have, in fact, been made by the Policyowners in whose names they are submitted. However, these procedures will not prevent Policyowners from making their own cash value transfer requests.

Loan Benefits

  Policy Loans. So long as a Policy remains in effect, a Policyowner may borrow money from Life of Virginia at any time after the first policy anniversary using the Policy as the only security for the loan. Life of Virginia's claim for repayment of a policy loan has priority over the claims of any assignee or other person. The maximum loan amount is 90% of the surrender value at the end of the valuation period during which the loan request is received.

  Policy loans ordinarily will be paid within seven days after Life of Virginia receives a request for a loan at its home office, although payments may be postponed under certain circumstances. (See Postponement of Payment, p. 33.) When a policy loan is made, a portion of the Policy's cash value equal to the loan is transferred out of Separate Account II and into Life of Virginia's general account. Cash value equal to any loan interest that is due and unpaid will also be transferred.

  Even though the loan may be repaid in whole or in part at any time while the Insured is living, policy loans will permanently affect the cash value of a Policy and may permanently affect the Life Insurance Proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Investment Subdivision(s) from which the cash value was transferred is less than or greater than the interest rate being credited to the cash value in the general account while the loan is outstanding. In comparison to a Policy under which no loan was made, Policy values will be lower where such interest rate credited was less than the performance of the Investment Subdivision(s), but will be greater where such interest rate was greater than the performance of the Investment Subdivision(s). In addition, Life Insurance Proceeds will be reduced by the amount of any outstanding Policy Debt.

  When a policy loan is made, a portion of the Policy's cash value sufficient to secure the loan will be transferred out of Separate Account II and into Life of Virginia's general account. Any loan interest that is due and unpaid will also be so transferred. The cash value will be transferred out of the Investment Subdivisions in accordance with the written instruction of the Policyowner. If no such written instruction is received with the loan request, the cash value transferred out will automatically be allocated among the Investment Subdivisions in the same proportion that the cash value in each Investment Subdivision bears to the total cash value in all Investment Subdivisions on the date the loan is made.

  A portion of policy loans taken or existing on or after the Preferred Loan Availability Date will be designated as Preferred Policy Debt. Preferred Policy Debt will be that portion of Policy Debt which equals the surrender value under the Policy less the sum of all premium payments made. Life of Virginia currently intends to credit interest at an annual rate of 6% to that portion of cash value transferred to the general account which is equal to Preferred Policy Debt. An annual rate of 4% is and will be credited to that portion of cash value transferred to the general account which exceeds Preferred Policy Debt. Life of Virginia reserves the right to decrease, at its discretion, the rate of interest credited to the amount of cash value transferred to the general account to an effective annual rate of not less than 4%.

  The Preferred Loan Availability Date is the later of:
  (a) the tenth policy anniversary; and
  (b) May 1, 2003

  Preferred Policy Debt is currently only available to policies issued on or after May 1, 1993, and may not be available in all states.

  Policy loans may have federal tax consequences. (See Federal Tax Matters, p. 35.) In addition, a policy loan entails the risk that the Policy will lapse if interest credited to the Cash Value in the general account while the loan is outstanding plus earnings on Cash Value in the Investment Subdivisions is insufficient to prevent policy debt from exceeding Cash Value less applicable surrender charges. Adverse tax consequences may result from a lapse if policy debt is outstanding. The risk of lapse due to a policy loan is greater where interest charged on the loan is not paid when due.

  Loan Interest. Life of Virginia will charge interest on any outstanding policy loan. The maximum interest rate on policy loans is 8% per year. Life of Virginia may, in its sole discretion, charge an interest rate lower than 8%. If the loan interest rate is less than 8%, Life of Virginia can increase the rate once each policy year but by not more than 1% per year. With respect to outstanding policy loans, Life of Virginia will send notice of any change to the policyowner and any assignee of record at the Company's home office at least 40 days before the increased rate is made effective for those existing loan amounts. Interest accrues daily and is due and payable at the end of each policy year. If interest is not paid when due, an amount equal to the amount owed will be transferred out of Separate Account II to become part of the policy loan and interest will be charged on that amount. Interest transferred out of Separate Account II will be transferred from each Investment Subdivision in the same proportion that the cash value in that Investment Subdivision bears to the total cash value in all Investment Subdivisions at the time of interest transfer.

  Policy Debt. Policy Debt equals the total of all outstanding policy loans and accrued interest on policy loans. If Policy Debt exceeds cash value less any applicable surrender charges, Life of Virginia will notify the Policyowner and any assignee of record. A payment at least equal to the excess Policy Debt must be made to Life of Virginia within 61 days from the date notice is sent, otherwise the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, p. 20.) The Policy may, however, later be reinstated.

  Repayment of Policy Debt. Policy Debt may be repaid in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in effect. Any payments made by a Policyowner other than planned periodic premiums will be treated first as the repayment of any outstanding Policy Debt. The portion of a payment in excess of any outstanding Policy Debt will be treated as an unscheduled premium payment. Upon the repayment, the cash value of a Commonwealth Three Policy in the general account securing the repaid portion of the Policy Debt will be transferred to Separate Account II and allocated among the Investment Subdivisions in accordance with the written instructions of the Policyowner. If no written instruction is received with the repayment, the allocation among the Investment Subdivisions will be the same as would be applied to net premiums received at that time.

  Outstanding Policy Debt is subtracted from life insurance proceeds payable at the Insured's death, from cash value upon complete surrender or from the maturity value.

Life Insurance Proceeds

  So long as a Policy remains in force, the Policy provides for the payment of Life Insurance Proceeds upon the death of the Insured. Proceeds will be paid to a named Beneficiary or contingent Beneficiary. One or more Beneficiaries or contingent Beneficiaries may be named. Life Insurance Proceeds may be paid in a lump sum or under an optional payment plan. (See Optional Payment Plans, p. 28.) Any Life Insurance Proceeds that are paid in one lump sum will include interest from the date of death to the date of payment. Interest will be paid at a rate set by Life of Virginia, or by law if greater. The minimum interest rate which will be paid is 2.5%. Interest will not be paid beyond one year or any longer time set by law. Life insurance proceeds will be reduced by any outstanding Policy Debt and any due and unpaid charges and increased by any benefits added by rider. The proceeds will ordinarily be paid within seven days after Life of Virginia receives due proof of death. Payment may, however, be postponed under certain circumstances. (See Postponement of Payment, p. 33.)

  Benefit Options. Policyowners designate in the initial application one of two benefit options offered under the Policy. The amount of Life Insurance Proceeds payable under a Policy will depend upon the option in effect at the time of the Insured's death. Under Option A, Life Insurance Proceeds will be based on the larger of the Specified Amount plus the cash value or the cash value multiplied by the corridor percentage. Accordingly, under Option A the Life Insurance Proceeds will always vary as the cash value varies. The cash value and Specified Amount will be determined at the end of the Valuation Period during which the Insured dies. Policyowners who seek to have the favorable investment performance reflected in increased insurance coverage should purchase Option A.

  Under Option B, Life Insurance Proceeds will be based on the larger of the current Specified Amount or the cash value multiplied by the corridor percentage. Accordingly, under Option B the Life Insurance Proceeds will remain level unless the cash value multiplied by the corridor percentage exceeds the current Specified Amount, in which case the amount of insurance proceeds will vary as the cash value varies. Thus, Policyowners who are not seeking to increase the amount of insurance coverage, but wish to have favorable investment performance reflected to the maximum extent in increasing cash values should select Option B.

  The corridor percentage depends upon the attained age of the Insured on the date of death. The corridor percentage for each age is set forth in the table below.

      Attained    Corridor    Attained    Corridor   Attained   Corridor
        Age      Percentage     Age      Percentage     Age    Percentage

  40 or younger     250%        54          157%       68        117%
         4l         243         55          150        69        116
         42         236         56          146        70        115
         43         229         57          142        71        113
         44         222         58          138        72        111
         45         215         59          134        73        109
         46         209         60          130        74        107
         47         203         61          128        75
         48         197         62          126        through   105
         49         191         63          124        90
         50         185         64          122        91        104
         51         178         65          120        92        103
         52         171         66          119        93        102
         53         164         67          118        94        101

   Illustrations. For both illustrations, assume that the Insured is under the age of 40 and that there is no outstanding policy debt.

  Under Option A, a Policy with a specified amount of $50,000 will generally pay Life Insurance Proceeds of $50,000 plus cash value. Thus, for example, a Policy with a specified amount of $50,000 and cash value of $10,000 will yield Life Insurance Proceeds equal to $60,000 ($50,000 + $10,000); cash value of $20,000
will yield Life Insurance Proceeds of $70,000 ($50,000 + $20,000).   The Life
Insurance Proceeds cannot, however, be less than 250% (the applicable corridor percentage) of cash value. As a result, if the cash value of the Policy exceeds $33,333, the Life Insurance Proceeds will be greater than the Specified Amount plus cash value. Each additional dollar added to cash value above $33,333 will increase the Life Insurance Proceeds by $2.50. A Policy with a cash value of $40,000 will, therefore, have Life Insurance Proceeds of $100,000 (250% x $40,000); cash value of $100,000 will yield Life Insurance Proceeds of $250,000 (250% x $100,000); and a cash value of $200,000 will yield Life Insurance Proceeds of $500,000 (250% x $200,000).

  Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the Life Insurance Proceeds by $2.50. If at any time, however, cash value multiplied by the corridor percentage is less than the Specified Amount plus cash value, then the Life Insurance Proceeds will be the Specified Amount plus cash value.

  Under Option B, a Policy with a Specified Amount of $50,000 will generally pay $50,000 in Life Insurance Proceeds. However, because Life Insurance Proceeds cannot be less than 250% (the applicable corridor percentage) of cash value, any time the cash value of this Policy exceeds $20,000, Life Insurance Proceeds will exceed the $50,000 specified amount. If the cash value equals or exceeds $20,000, each additional dollar added to the cash value will increase the Life Insurance Proceeds by $2.50. Thus, for a Policy with a Specified Amount of $50,000 and a cash value of $40,000, the beneficiary will be entitled to Life Insurance Proceeds of $100,000 (250% x $40,000); cash value of $60,000 will yield Life Insurance Proceeds of $150,000 (250% x $60,000), and a cash value of $100,000 will yield Life Insurance Proceeds of $250,000 (250% x $100,000). Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the Life Insurance Proceeds by $2.50. If at any time the cash value multiplied by the corridor percentage is less than the Specified Amount, the Life Insurance Proceeds will equal the Specified Amount of the Policy.

  The applicable corridor percentage becomes lower as the Insured's attained age increases. If the attained age of the Insured in the illustration were, for example, 50 (rather than 40), the applicable corridor percentage would be 185%. Under Option A, the Life Insurance Proceeds payable would be the sum of the cash value plus $50,000 unless the cash value exceeded $58,823 (rather than $33,333), and each $1 then added to or taken from the cash value would change the Life Insurance Proceeds by $1.85 (rather than $2.50). Under Option B, the Life Insurance Proceeds payable would not exceed the $50,000 Specified Amount unless the cash value exceeded approximately $27,027 (rather than $20,000), and each $1 then added to or taken from the cash value would change the Life Insurance Proceeds by $1.85 (rather than $2.50).

  Change In Benefit Option. The benefit option in effect may be changed by sending Life of Virginia a written request for change. The effective date of a change will be the monthly anniversary day following receipt of the request. If the benefit option is changed from Option A to Option B, the Specified Amount will be increased by the Policy's cash value on the effective date of the change. If the benefit option is changed from Option B to Option A, the Specified Amount will be decreased by an amount equal to the Policy's cash value on the effective date of the change. A change in the benefit option may not be made if it would result in a Specified Amount which is less than the minimum
Specified Amount for the Policy when issued.   A change in benefit option will
affect the cost of insurance charges.  (See Charges and Deductions, p.30.)

  Change in Existing Coverage. After a Policy has been in effect for one year, a Policyowner may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, the Policyowner must send a written request and the Policy to Life of Virginia at its home office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect a Policyowner's cost of insurance charge. (See Charges and Deductions, p. 30. ) In addition, any change in the Specified Amount would affect the maximum premium limitation (See Maximum Premium Limitations, p. 20.). If decreases in the Specified Amount cause the premiums paid to exceed the new lower limitations required by federal tax law, the excess will be withdrawn from cash value and refunded so that the Policy will continue to meet these requirements. The cash value so withdrawn and refunded will be withdrawn from each Investment Subdivision in the same proportion that the cash value in that Investment Subdivision bears to the total cash value in all Investment Subdivisions at the time of the withdrawal.

  Any decrease in the Specified Amount will become effective on the monthly anniversary day after the date the request is received. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the first five policy years, Life of Virginia can limit the amount of any decrease. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when it was issued.

  To apply for an increase, a supplemental application must be completed and evidence of insurability satisfactory to Life of Virginia must be submitted. Any approved increase will become effective on the date shown in the supplemental policy data page. An increase will not become effective, however, if the Policy's surrender value is insufficient to cover the deduction for the cost of the increased insurance for the policy month following the increase.

  If there is an increase in Specified Amount, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase to cover underwriting and administrative costs associated with the increase. This charge will be included in the monthly deduction for the month the increase becomes effective. This charge will never exceed $300 per increase.

  A change in the existing insurance coverage may have federal tax consequences. (See Federal Tax Matters, p. 35.)

  How Life Insurance Proceeds May Vary in Amount. As long as the Policy remains in force, Life of Virginia guarantees that the Life Insurance Proceeds will never be less than the current Specified Amount of the Policy. Proceeds will be reduced by any outstanding policy debt and any due and unpaid charges. Life Insurance Proceeds may, however, vary with the Policy's cash value. Life Insurance Proceeds under Option A will always vary with the cash value since life insurance proceeds equal the Specified Amount plus the cash value. Under Option B, Life Insurance Proceeds will only vary whenever the cash value multiplied by the corridor percentage exceeds the Specified Amount of the Policy.

  Insurance Protection. A Policyowner may increase or decrease the pure insurance protection provided by a Policy -- the difference between the Life Insurance Proceeds and the cash value -- in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, partially surrendering the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

 (a) A decrease in the Specified Amount will, subject to the applicable corridor percentage (See Benefit Options, p. 26.), decrease the life insurance protection and the charges under the Policy without reducing the cash value.

 (b) If Option B is elected, an increased level of premium payments also will reduce the pure insurance protection, until the applicable percentage of cash value exceeds the Specified Amount. However, increased premiums should increase the amount of funds available to keep the Policy in force.

 (c) A partial surrender will reduce the Life Insurance Proceeds payable. (See Surrender Privileges, p. 21.) However, a partial surrender has no effect on the amount of pure insurance protection and charges under the Policy unless the Life Insurance Proceeds payable are subject to the corridor percentages.

 (d) An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of cash value and the resultant applicable corridor percentage. If the pure insurance protection is increased, the charges for cost of insurance will increase as well.

 (e) A reduced level of premium payments also generally increases the amount of pure insurance protection, again depending on the applicable corridor percentage. Furthermore, it results in a reduced amount of cash value and increases the possibility that the Policy will lapse.

  In comparison, an increase in the Life Insurance Proceeds payable due to the operation of the corridor percentage occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of Life Insurance Proceeds based upon the corridor percentage occurs only when the cash value of a Policy reaches a certain proportion of the Specified Amount, which is not guaranteed to occur. Additional premium payments, favorable investment performance of Separate Account II and large initial premiums tend to increase the likelihood of the corridor percentages becoming operational after the first few policy years. Such increases will be temporary, however, if the investment performance of Separate Account II becomes unfavorable and/or premium payments are stopped or decreased.

Benefits at Maturity

  If the Policy is in effect on the Maturity Date, Life of Virginia will pay to the Policyowner the Policy's cash value less outstanding Policy Debt. (See Policy Debt, p. 25. ) This is the Policy's maturity value. Benefits at maturity may be paid in a lump sum or under an optional payment plan. The Maturity Date is the date shown in the Policy. To change the Maturity Date, a written request and the Policy must be sent to Life of Virginia at its Home Office. Any request must be received by Life of Virginia before the Maturity Date then in effect. The requested Maturity Date must be: (1) on a Policy anniversary; (2) at least one year from the date the request is received; (3) after the 10th policy year; and (4) not after the Policy anniversary nearest to the Insured's 95th birthday.

Optional Payment Plans

  Life insurance proceeds and surrender value paid upon complete surrender of a Policy or at maturity may be paid in whole or in part under an optional payment plan. There are currently six optional payment plans available. A plan may be designated in the application or by notifying Life of Virginia in writing at its Home Office. Any amount left with Life of Virginia for payment under an optional payment plan will be transferred to its general account. During the life of the Insured, the Policyowner can select a plan. If a plan has not been chosen at the Insured's death, a Beneficiary can choose a plan. If a Beneficiary is changed, the plan selection will no longer be in effect unless the Policyowner requests that it continue.

  In selecting an optional payment plan: (1) the payee under a plan cannot be a corporation, association or fiduciary, (2) the proceeds applied under a plan must be at least $10,000, and (3) the amount of each payment under a plan must be at least $50. Certain plans may be unavailable for Policies issued in connection with qualified retirement plans. Payments under Plans 1, 2, 3 or 5 will begin on the date of the Insured's death, on surrender, or on the Policy's maturity date. Payments under Plan 4 will begin at the end of the first interest period after the date proceeds are otherwise payable.

  Plan 1 - Income for a Fixed Period. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a minimum rate of 3% compounded yearly. If the payee dies, the amount of the remaining guaranteed payments will be discounted to the date of the payee's death at a yearly rate of 3%. The discounted amount will be paid in one sum to the payee's estate unless otherwise provided.

  Plan 2 - Life Income. Equal monthly payments will be made for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a minimum rate of 3% compounded yearly. If the payee dies before the end of the guaranteed period, the amount of remaining payments for the minimum period will be discounted at a yearly rate of 3%. The discounted amount will be paid in one sum to the payee's estate unless otherwise provided.

  Plan 3 - Income of a Definite Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a minimum rate of 3% compounded yearly. If the payee dies, the amount of the remaining proceeds with earned interest will be paid in one sum to his or her estate unless otherwise provided. If the payee is age 80 or older, payments under Plan 3 may not qualify for favorable tax treatment if the expected payment period exceeds the life expectancy of the payee.

  Plan 4 - Interest Income. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a minimum rate of 3% compounded yearly.
If the payee dies, the amount of remaining proceeds and any earned but unpaid interest will be paid in one sum to his or her estate unless otherwise provided.

  Plan 5 - Joint Life and Survivor Income. Equal monthly payments will be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the amount of the remaining payments for the 10-year period will be discounted at a yearly rate of 3%. The discounted amount will be paid in one sum to the last surviving payee's estate unless otherwise provided.

  Plan 6 - Single Premium Endowment at Age 95. This option may be elected only while this policy is in force and during the lifetime of the Insured. Upon request in writing, all or part of the Policy's surrender value will be applied as the premium in an exchange towards the purchase of a Single Premium Endowment at Age 95 policy on the life of the Insured. The endowment policy will provide level death benefit protection until the policy anniversary nearest the Insured's 95th birthday. On that policy anniversary, if the Insured is living, the endowment policy will mature, the cash value (which is equal to the amount of death benefit protection) will be paid to the policyowner, and the policy will provide no further benefits. The maximum policy amount that can be purchased without evidence of insurability is the life insurance proceeds that would be payable upon the death of the Insured under the Policy on the date of the exchange, less the cash value on the date of the exchange, plus the amount applied as the premium for the new policy. An additional amount can be purchased upon submission of evidence satisfactory to Life of Virginia that the Insured is insurable. In all events, the most that can be applied as the premium for the new policy is the Policy's surrender value. Depending upon individual circumstances, this transaction may qualify for favorable tax treatment under section 1035 of the Internal Revenue Code. Amounts distributed to the policyowner incident to the election of this option generally will give rise to taxable income. (See Federal Tax Matters, p. 35.)

                                CHARGES AND DEDUCTIONS

Deductions from Premiums

  The net premium equals the premium paid multiplied by the Net Premium Factor of 92.5%. The net premium is that portion of each premium paid that is allocated to Separate Account II. The 7.5% charge deducted from each premium will be used to compensate Life of Virginia for (i) sales and distribution expenses incurred in connection with the Policies and for (ii) premium taxes imposed by various states and subdivisions, both as described below. The charge is guaranteed not to increase over the life of a Policy.

  Sales Charge. A charge is made to the Policy to pay certain sales and distribution expenses. Sales and distribution expenses include agent sales commissions, the cost of printing prospectuses and sales literature and any advertising costs. Part of the sales charge will be deducted from each premium received in an amount equal to 5% of the premium. In addition, there is a deferred sales charge of up to 45% of the first year's premiums. This charge will be deducted from the Policy's cash value in equal installments (1/9 of the total deferred sales charge) at the beginning of each of the policy years two through ten. This charge is subject to a maximum of 45% of the designated premium for the Insured's age, sex, rate class, and Specified Amount at issue. This maximum is stated in the data pages of the policy. The designated premium for a particular age, sex, rate class and Specified Amount is always less than the corresponding guideline annual premium. The timing of premium payments may affect the amount of the deferred sales charge under a Policy as the charge is based only on premiums actually paid during the first policy year. The Policyowner may wish to reduce the deferred sales charge that the Policy is subject to by reducing the premiums paid in the first Policy year. However, by reducing the premiums paid in the first year, values under the Policy may decrease, cost of insurance charges may increase and the risk of the Policy lapsing prematurely may increase. Any uncollected deferred sales charge will be deducted from the cash value if the Policy is surrendered during Policy years 1 through 9. If the initial specified amount of the Policy is at least $250,000, the deferred sales charge percentages in this paragraph will be 40% rather than 45%. When Policies are issued to Insureds with higher mortality risks or to Insureds who have selected optional insurance benefits, a portion of the total amount deducted is used to pay sales and distribution expenses associated with these additional coverages.

  The sales charge in any Policy year is not necessarily related to actual distribution expenses incurred in that year. Instead, Life of Virginia expects to incur the majority of distribution expenses in the first Policy year and to recover any deficiency over the life of the Policy and from Life of Virginia's general assets, including amounts derived from the mortality and expense risk charges and from mortality gains. Life of Virginia has reviewed this arrangement and concluded that the distribution financing arrangement will benefit Separate Account II and the Policyowners.

  Premium Tax Charge. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A charge of 2.5% of each premium will be deducted from each premium payment. The charge represents an amount Life of Virginia considers necessary to pay all typical premium taxes imposed by the states and any subdivision thereof.

  Monthly Deduction. A deduction is made from cash value in Separate Account II on each monthly anniversary day for the Monthly Administrative Charge and for the cost of insurance and any optional benefits added by rider. Because these costs can vary from month to month, the amount of each monthly deduction may also vary.

  Monthly Administrative Charge. The Monthly Administrative Charge is deducted from the cash value on each Monthly Anniversary Day. This charge is to pay certain administrative expenses including processing premiums and claims, keeping records and communicating with the policyowners. The current Monthly Administrative Charge for newly issued policies is $6. This charge may be increased but is guaranteed in the Policy not to exceed two times the initial administrative charge shown in the Policy. Life of Virginia has set this charge at a level which is intended to recover no more than the actual costs associated with administering the contract.

  Life of Virginia may administer the Policy itself, or Life of Virginia may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in Life of Virginia's sole discretion, affords the best services at the lowest cost. Life of Virginia reserves the right to select a company to provide services which Life of Virginia deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

  Cost of Insurance Charge. The cost of insurance charge is calculated on each Monthly Anniversary Day. If the monthly anniversary falls on a day other than a Business Day, the charge will be determined on the next Business Day. To determine the cost of insurance charge, Life Insurance Proceeds are divided by
1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%) and then reduced by the cash value. The result, the net amount at risk, is then divided by 1000 and multiplied by the cost of insurance rate or rates.

  The net amount at risk will be affected by changes in the Policy's cash value and Specified Amount. In addition, the net amount at risk will be calculated separately for each risk class. Under Option B, if the initial Specified Amount is increased and the risk class applicable to the increase is different from the risk class applicable to the initial Specified Amount, the cash value is first considered part of the initial Specified Amount. If the cash value is more than the initial Specified Amount, it will be considered part of any increase in the order the increases became effective.

  Changes in the benefit option may affect the total cost of insurance charge. Because the cost of insurance charge varies with the specified amount, any increase or decrease in specified amount, including those resulting from a change in the benefit option and those resulting from partial surrenders, will affect the monthly cost of insurance charge.

  Cost of Insurance Rate. The monthly cost of insurance rate is based on the Insured's sex, attained age, policy duration and risk class. The risk class (and, therefore, the insurance rates) will be determined separately for the initial Specified Amount and for any increase in the Specified Amount requiring evidence of insurability. The maximum cost of insurance rates allowable under the Policies are based on the Commissioners' 1980 Standard Ordinary Mortality Table. The rates currently charged by Life of Virginia are, at most ages, lower than the maximum permitted under the Policies and are determined by Life of Virginia according to expectations of future experience. The rates may be changed from time to time at the discretion of Life of Virginia, but will never be more than the maximum rates shown in the Table of Guaranteed Maximum Insurance Rates contained in the Policies. A change in rates will apply to all persons of the same age, sex and risk class and whose Policies have been in effect for the same length of time.

  The cost of insurance rate generally increases as the Insured's attained age increases. Therefore, the older the Insured, the higher the investment experience necessary to achieve the same impact on death benefits and cash values.

  Risk Class. The risk class of an Insured will affect the cost of insurance rate. Life of Virginia currently places Insureds into standard risk classes or risk classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in standard risk classes will have lower costs of insurance than those in the risk classes with higher mortality risks. The standard risk classes consist of four categories: non-smokers, smokers, preferred non-smokers and preferred smokers. The risk classes involving higher mortality risks are also divided into two categories: smokers and non-smokers. Non-smoking Insureds will generally incur a lower cost of insurance than similar Insureds who smoke.

  Optional Insurance Benefits. At issue, certain optional additional benefits may be obtained by rider. The monthly deduction will be increased to include the cost of any optional insurance benefits which are added to the Policy by rider. Examples of such optional benefits include term insurance on spouse or children, additional death benefits if the Insured dies in an accident, or waiver of monthly deductions if the Insured becomes disabled as defined in the rider. Detailed information concerning available riders may be obtained from the agent selling the Policy.

Charges Against Separate Account II

  Mortality and Expense Risk Charge. A mortality and expense risk charge is deducted from each Investment Subdivision of Separate Account II to compensate Life of Virginia for certain risks assumed in connection with the Policies. The charge is deducted daily and equals .0019246% for each day in the Valuation Period. This corresponds to an annual rate of .70% of the net assets of the Investment Subdivision. This rate is guaranteed not to increase for the duration of a Policy. The mortality risk assumed is that Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Life Insurance Proceeds than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies. Life of Virginia has compared the mortality and expense risk charge assessed under the Policies with charges under comparable contracts and determined that its charge is within the range of industry practice for comparable variable life insurance contracts. Nevertheless, the mortality and expense risk charge may be a source of profit for Life of Virginia if it proves to be more than sufficient to meet risk-related expenses over the long run.

  Taxes. Currently no charge is made to Separate Account II for Federal income taxes that may be attributable to the Account. Life of Virginia may, however, make such a charge in the future. Charges for other taxes, if any, attributable to Separate Account II may also be made. At present, state and local taxes, other than premium taxes, are not significant and, therefore, Life of Virginia is not currently making a charge against Separate Account II for such amounts. (See Federal Tax Matters, p. 35.).

Surrender Charge

  If the Policy is surrendered or lapses during the first 9 policy years, a charge is made to cover the expenses of issuing the Policy. This includes the costs of processing applications, underwriting the policy, and establishing records relating to the Policy. This charge is an amount per $1,000 of initial Specified Amount. It varies by age, ranging from $2.50 from issue ages 0 through 30 to $7.50 at issue ages above 60, subject to a maximum charge of $500. This charge will be reduced for Policies which are surrendered or lapsed after the fifth Policy year. At the beginning of each of Policy years six through ten, the charge decreases by 20% of the initial amount and will disappear entirely after the beginning of the tenth Policy year.

  There is an additional surrender charge in Policy years 1 through 9 equal to the uncollected deferred sales charge. (See Charges and Deductions - Sales Charge, p. 30.) However, if the policy is surrendered during the first two Policy years, the total sales charge assessed as a surrender charge will never exceed (a) minus (b) where:

  (a) is the lesser of 25% of the guideline annual premium (as defined below) and 25% of the actual premium payments made up to the amount of a guideline annual premium; and

  (b) is the total deferred sales charges previously deducted from cash values.

  The guideline annual premium is used to provide an assumption for purposes of calculating permissible sales loading and is defined as the level amount that would have to be paid each policy year, through age 95, to provide the future benefits under the policy, on the assumption that the cost of insurance is based on the 1980 Commissioners' Standard Ordinary Mortality Table, net investment earnings are at 5%, and sales loading, administration and cost of insurance charges are deducted at rates specified in the policy.

Other Charges

  A charge equal to the lesser of $25 or 2% of the amount requested will be deducted from amounts paid upon a partial surrender of the Policy. The charge will compensate Life of Virginia for costs incurred in accomplishing the partial surrender. During a calendar month, a $10 fee will be charged for the second and subsequent transfers of assets among the Investment Subdivisions.

  If a Policyowner requests a projection of illustrative future life insurance and cash value proceeds from Life of Virginia, a service fee of $25 must be paid. The fee will compensate Life of Virginia for the cost of preparing the projection.

  Because Separate Account II purchases shares of the Funds, the net assets of each Investment Subdivision in the Account will reflect the investment advisory fee and other expenses incurred by the portfolio of the Fund in which the Investment Subdivision invests (See "The Funds" on page 13 for a discussion of these charges). For more information concerning these charges, read the individual Fund prospectus.

  If there is an increase in Specified Amount, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase to cover underwriting and administrative costs associated with the increase. This charge will be included in the monthly deduction for the month the increase becomes effective. This charge will never exceed $300 per increase.

Reduction of Charges for Group Sales

  The sales charge or other charges or deductions may be reduced for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. The entitlement to such a reduction in sales charges or other charges or deductions will be determined by Life of Virginia based on the following factors:

  (1) The size of the group. Generally, the sales expenses for each individual policyowner for a larger group are less than for a smaller group because more policies can be implemented with fewer sales contacts and less administrative cost.


  (2) The total amount of purchase payments to be received from a group. Per policy sales and other expenses are generally proportionately less on larger purchase payments than on smaller ones.

  (3) The purpose for which the policies are purchased. Certain types of plans are more likely to be stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer policy terminations. As a result, sales and other expenses can be reduced.

  (4) The nature of the group for which the policies are being purchased. Certain types of employee and professional groups are more likely to continue policy participation for longer periods than are other groups with more mobile membership. If fewer policies are terminated in a given group, Life of Virginia's sales and other expenses are reduced.

  (5) There may be other circumstances of which Life of Virginia is not presently aware, which could result in reduced sales expenses.

  If, after consideration of the foregoing factors, Life of Virginia determines that a group purchase would result in reduced sales expenses, such a group may be entitled to a reduction in sales charges. Reductions in these charges will not be unfairly discriminatory against any person including the affected owners and all other owners of Policies funded by Separate Account II.

                                   GENERAL PROVISIONS


Postponement of Payment

  General. Payment of any amount upon complete or partial surrender, payment of any policy loan and the payment of Life Insurance Proceeds or benefits at maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or
(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of Separate Account II.

  Payment by Check. Payments under a Policy which are derived from any amount paid to Life of Virginia by check or draft may be postponed until such time as Life of Virginia is satisfied that the check or draft has cleared the bank upon which it is drawn.

Limits on Contesting the Policies

  Life of Virginia relies on statements in the Policy application. In the absence of fraud, the statements are considered representations, not warranties. Life of Virginia can contest a Policy or an increase in the specified amount if any material misrepresentation of fact was made in the application or in a supplemental application, and a copy of that application was attached to the Policy when issued or was made a part of the Policy when a change in coverage went into effect.

  With respect to the original Specified Amount, a Policy will not be contested after it has been in effect during the Insured's life for two years from the Policy Date. With respect to increases in the Specified Amount, an increase in the Specified Amount will not be contested after that increase has been in effect for two years from the effective date of the increase. This provision does not apply to riders that provide disability benefits.

The Contract

  "Policy" means the flexible premium variable life policy (Commonwealth Three) described in this prospectus, the Policy application, any supplemental application and any endorsements. A Policy is a legal contract and constitutes the entire contract between the Policyowner and Life of Virginia. An agent cannot change this contract. Any change to a Policy must be in writing and approved by the President or a Vice-President of Life of Virginia.

Misstatement of Age or Sex

  If the Insured's age or sex was misstated in an application, Life Insurance Proceeds and benefits will be adjusted. The adjusted Life Insurance Proceeds will be (a) the cash value plus (b) the Life Insurance Proceeds reduced by the cash value and multiplied by the ratio of (1) the monthly cost of insurance actually applied, to (2) the monthly cost of insurance that should have been applied at the true age or sex. All amounts are those in effect, with respect to the Insured, in the Policy Month of the Insured's death.

Suicide

  If the Insured commits suicide while sane or insane, within two years of the Policy Date, Life Insurance Proceeds payable under a Policy will be limited to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

  If the Insured commits suicide while sane or insane, within two years after the effective date of an increase in the Specified Amount, the proceeds payable with respect to the increase will be limited to the total cost of insurance applied to the increase.

Annual Statement

  Within 30 days after each Policy anniversary, an annual statement will be sent to each Policyowner. The statement will show the amount of Life Insurance Proceeds payable under the Policy, the cash value for each Investment Subdivision, the Surrender Value, and Policy Debt. The statement will also show premiums paid and charges made during the policy year.

Nonparticipating

  The Policies do not participate in the divisible surplus of Life of Virginia. No dividends are payable.

Written Notice

  Any written notice should be sent to Life of Virginia at its Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The notice should include the Policy number and the Insured's full name. Any notice sent by Life of Virginia to a Policyowner will be sent to the address shown in the application unless an appropriate address change form has been filed with the Company.

The Owner

  The Policyowner is the person so designated in the application or as subsequently changed. The Policyowner has rights in a Policy during the Insured's lifetime. If the Policyowner dies before the Insured and there is no contingent Owner, ownership passes to the Policyowner's estate. Unless an optional payment plan is chosen, the proceeds payable on the Maturity Date or on complete surrender of the Policy will be paid to the Policyowner in a lump sum.

The Beneficiary

  The original Beneficiaries and Contingent Beneficiaries are designated by the Policyowner in the application. If changed, the Primary Beneficiary or Contingent Beneficiary is as shown in the latest change filed with Life of Virginia. One or more Primary or Contingent Beneficiaries may be named in the application. In such a case, the proceeds will be paid in equal shares to the survivors in the appropriate Beneficiary class, unless requested otherwise by the Policyowner.

  Unless an optional payment plan is chosen, the proceeds payable at the Insured's death will be paid in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, the proceeds will be paid to the Contingent Beneficiary. If no Beneficiary survives the Insured, the proceeds will be paid to the Policyowner or the Policyowner's estate.

Changing the Owner or Beneficiary

  During the Insured's life, the Policyowner may be changed. If the right is reserved, the Beneficiary may also be changed during the Insured's life. To make a change, written request must be sent to Life of Virginia at its Home Office. The request and the change must be in a form satisfactory to Life of Virginia and must actually be received by Life of Virginia. The change will take effect as of the date the request is signed by the Policyowner. The change will be subject to any payment made before the change is recorded by Life of Virginia.

Using the Policies as Collateral

  These Policies can be assigned as collateral security. Life of Virginia must be notified in writing if a Policy is assigned. Any payment made before the assignment is recorded at Life of Virginia's Home Office will not be affected. Life of Virginia is not responsible for the validity of an assignment. A Policyowner's rights and the rights of a Beneficiary may be affected by an assignment.

Optional Insurance Benefits

  Optional additional benefits may be obtained by rider. Examples of these benefits include term insurance on spouse or children, additional death benefits if the Insured dies in an accident, and waiver of either monthly deductions or a stipulated amount if the Insured becomes disabled as defined in the rider. Detailed information concerning available riders may be obtained from the agent selling the Policy.

Reinsurance

  Life of Virginia intends to reinsure a portion of the risks assumed under the Policies.

                             DISTRIBUTION OF THE POLICIES


  The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for Life of Virginia, are also registered representatives of Forth Financial Securities Corporation, the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Forth Financial Securities Corporation, a Virginia Corporation, located at 6610 W. Broad Street, Richmond, VA 23230, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Forth Financial Securities Corporation also serves as principal underwriter for other variable life insurance and variable annuity policies issued by Life of Virginia. However, no amounts have been retained by Forth Financial Securities Corporation for acting as principal underwriter of the Life of Virginia policies.

  Writing agents of Life of Virginia will receive commissions based on a commission schedule and rules. First-year commissions depend on the Insured's age, rating class, and the size of the policy. In the first Policy year, the agent will receive a commission of up to 40% of the designated premium plus up to 2.5% of premiums paid in excess of the designated premium. In renewal years, the agent receives up to 2.5% of the premiums paid. The commission paid on an increase in Specified Amount is an amount of up to 40% of the increase in the cost of insurance in the year following the increase in Specified Amount.

  Agents may also be eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Field management of Life of Virginia receives compensation which may be in part based on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and renewal commissions equivalent to the total commissions and benefits received by the field management and writing agents of Life of Virginia.


                                  FEDERAL TAX MATTERS


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

Tax Status of the Policy

  The Internal Revenue Code of 1986, as amended, (the "Code"), in Section 7702, establishes a statutory definition of life insurance for tax purposes. Life of Virginia believes that the Policy meets the statutory definition of life insurance, which places limitations on the amount of premiums that may be paid. If the Specified Amount of a Policy is increased or decreased, the applicable premium limitation may change. In the case of a decrease in the Specified Amount, a partial surrender, a change from Option A to Option B, or any other such change that reduces benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with section 7702 definitional limitations on premiums and cash values, certain amounts prescribed in section 7702 which are so distributed will be includable in the Policyowner's ordinary income (to the extent of any gain in the Policy). Such income inclusion will also occur, in certain circumstances, with respect to cash distributions made in anticipation of reductions in benefits under the Policy.

  The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") places limits on certain of the policy charges used in determining the maximum amount of premiums that may be paid under section 7702 for Policies entered into on or after October 21, 1988. There is some uncertainty as to the interpretation of these limits. Nonetheless, Life of Virginia believes that the maximum amount of premiums it has determined for the Policies will comply with the requirements of section 7702 as amended by TAMRA. If it is determined that only a lower amount of premiums may be paid for a Policy under the TAMRA limits, Life of Virginia will refund any premiums paid which exceed that lower amount within 60 days after each anniversary of the Policy, and will reflect interest or earnings (which will be includable in income subject to tax) as required by law on the amount refunded.

  The Code (section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of Separate Account II to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Separate Account II, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury. Although Life of Virginia does not control the Funds (other than Life of Virginia Series Fund) it has entered into agreements regarding participation in the Funds, which require the Funds to be operated in compliance with the requirements prescribed by the Treasury. Thus, Life of Virginia believes that Separate Account II will be treated as adequately diversified for federal tax purposes.

  In certain circumstances, variable contract owners may be considered the owners, for federal tax purposes, of the assets of the separate account used to support such contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owners' gross income annually as earned. Several years ago, the Internal Revenue Service (the "Service") stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury announced, in connection with the issuance of temporary regulations concerning diversification requirements, that those temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated account may cause the investor, rather than the insurance company, to be treated as the owner of the assets of the account." This announcement also stated that guidance would be issued by the way of regulation or published rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those present in situations addressed by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of this Policy has the choice of more funds to which to allocate premiums and cash values and may be able to reallocate more frequently than in such rulings. These differences could result in a Policyowner being considered, under the standard of those rulings, the owner of the assets of Separate Account II. To ascertain the tax treatment of its Policyowners, Life of Virginia has requested, with regard to a policy similar to this Policy, a ruling from the Service that it, and not its policyowners, is the owner of the assets of Separate Account II for federal income tax purposes. The Service has informed Life of Virginia that it will not rule on the request until issuance of the promised guidance referred to in the preceding paragraph. Because Life of Virginia does not know what standards will be set forth in the regulations or revenue rulings which the Treasury has stated it expects to be issued, Life of Virginia has reserved the right to modify its practices to attempt to prevent the Policyowner from being considered the owner of the assets of Separate Account II.

  Frequently, if the Service or the Treasury sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only.
Thus, if the Service or the Treasury were to issue regulations or a ruling which treated a Policyowner as the owner of the assets of Separate Account II, that treatment might only apply on a prospective basis. However, if the ruling or regulations were not considered to set forth a new position, a Policyowner might be retroactively determined to be the owner of the assets of Separate Account II.

  The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

Tax Treatment of Policy Proceeds

  The Policies should receive the same Federal income tax treatment as fixed benefit life insurance. As a result, the Life Insurance Proceeds payable under either benefit option are excludable from the gross income of the Beneficiary under section 101 of the Code, and the Policyowner is not deemed to be in constructive receipt of the cash values under a Policy until actual surrender. If proceeds payable upon death of the Insured are paid under optional payment plan 4 (interest income), the interest payments will be includable in the Beneficiary's income. If proceeds payable on death are applied under option payment plan 3 and the Beneficiary is at an advanced age at such time, such as age 80 or older, it is possible that payments would be treated in a manner similar to that under Plan 4. If the proceeds payable upon death of the Insured are paid under one of the other optional payment plans, the payments will be prorated between amounts attributable to the death benefit which will be excludable from the Beneficiary's income and amounts attributable to interest which will be includable in the Beneficiary's income. In the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

  Except as noted below, a loan received under a Policy will be treated as indebtedness of the Policyowner, so that no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force, and a partial surrender under a Policy will not constitute income except to the extent it exceeds the total premiums paid for the Policy (reduced by any amounts previously withdrawn which were not treated as income). However, with respect to the portion of any loan that is attributable to cash value in excess of the total premium payments under the Policy, it is possible that the Service could treat the Policyowner as being in receipt of certain amounts of income.

  Generally, interest paid on any loans under a Policy owned by any individual will not be tax deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or an employee or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent that the aggregate amount of such loans with respect to Policies covering such individuals exceeds $50,000. Further, even as to interest on loans up to $50,000 per such individual, such interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy. Policyowners should consult a tax advisor as to whether the Policy would be so deemed.

  The right to exchange the Policy for a permanent fixed benefit policy (See Exchange Privileges, p. 21), the right to change Owners (See p. 34), as well as provision for surrenders, the right to change from one death benefit option to another, and other changes reducing future death benefits may have tax consequences depending on the circumstances of such exchange, change or surrender. Upon complete surrender or when maturity benefits are paid, if the amount received plus the Policy Debt exceeds the total premiums paid that are not treated as previously withdrawn by the Policyowner, the excess generally will be treated as ordinary income. If a distribution is made from the Policy at the time amounts are applied under Plan 6, the amounts distributed will be includible in income to the extent the surrender value of the policy, before reduction by any loan, exceeds the total premiums paid less any previous untaxed withdrawals.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

Tax Treatment of Policy Loans and Other Distributions Under Certain Policies

  TAMRA includes the following provisions, which affect the taxation of distributions (other than proceeds paid at the death of the insured) from life insurance contracts:

  1. If premiums are paid more rapidly than the rate defined by a "7-Pay Test," the contract will be classified as a "modified endowment contract." This test applies a cumulative limit on the amount of payments that can be made into a policy in order to avoid Modified Endowment Contract treatment.

  2. Any contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-Pay Test.

  3. Loans from a modified endowment contract will be considered distributions.

  4. Distributions (including partial surrenders, loans, assignments and pledges) from a modified endowment contract will be taxed first as distributions of income from the contract (to the extent that the cash value of the contract, before reduction by any surrender charge or loan, exceeds the total premiums paid less any previous untaxed withdrawals), and then as non-taxable recovery of premium.

  5. A penalty tax of 10% will be imposed on distributions (including complete and partial surrenders, loans, assignments and pledges) from a modified endowment contract includable in income, unless such distributions are made
     (1) after the Policyowner attains age 59 1/2, (2) because the Policyowner has become disabled, or (3) as substantially equal annuity payments over the life or life expectancy of the Policyowner (or over the joint lives or life expectancies of the Policyowner and his or her Beneficiary).

  Policies entered into prior to June 21, 1988, will not be classified as modified endowment contracts unless the Policyowner increases benefits or adds additional benefits after June 20, 1988. If a Policy is not classified as a modified endowment contract, loans and other distributions will be treated as described under "Tax Status of the Policy" and "Tax Treatment of Policy Proceeds." However, with respect to the portion of any loan that is attributable to cash value in excess of the total premium payments under the Policy, it is possible that the Service could treat the Owner as being in receipt of certain amounts of income. In the event that benefits are increased or added, if subsequent premium payments are made more rapidly than the 7-Pay Test allows, the Policy will be classified as a modified endowment contract and loans and other distributions will be treated as described immediately above.

  Policies entered into on or after June 21, 1988, in order to avoid classification as modified endowment contracts, must not have been issued in exchange for a modified endowment contract, and premiums paid under the Policies must not be paid more rapidly than the 7-Pay Test allows. Life of Virginia will provide Policyowners guidance as to the amount of premium payments that may be paid if the Policyowner wishes to avoid treatment of the Policies as modified endowment contracts.

  Additionally, all life insurance contracts which are treated as modified endowment contracts and which are issued by Life of Virginia or any of its affiliates with the same person designated as the Policyowner within the same calendar year will be aggregated and treated as one contract for purposes of determining any tax on distributions.

  The provisions of TAMRA are complex and are open to considerable variation in interpretation. Policyowners should consult their tax advisors before making any decisions regarding increases or decreases in or additions to coverage or distributions from their Policies.

Taxation of the Company

  Because of its current status under the Code, Life of Virginia does not expect to incur any Federal income tax liability that would be chargeable to Separate Account II. Based upon this expectation, no charge is being made currently to Separate Account II for Federal income taxes. If, however, Life of Virginia determines that such taxes may be incurred, it may assess a charge for those taxes from Separate Account II.

  Life of Virginia may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made) in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes attributable to Separate Account II may be made.

Income Tax Withholding

  Generally, unless the Policyowner provides Life of Virginia a written election to the contrary before a distribution is made, Life of Virginia is required to withhold income taxes from any portion of the money received by the Policyowner upon surrender of the Policy or if the Policy matures (and if the Policy is a modified endowment contract, upon a partial surrender or a Policy loan). If the Policyowner requests that no taxes be withheld, or if Life of Virginia does not withhold a sufficient amount of taxes, the Policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The Policyowner may also be required to pay penalties under the estimated tax rules, if the Policyowner's withholding and estimated tax payments are insufficient to satisfy the Policyowner's total tax liability. The Policyowner may, therefore, want to consult a tax advisor.

Other Considerations

  The foregoing discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based on Life of Virginia's understanding of the present federal income tax laws as they are currently interpreted by the Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the foregoing discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

  In 1983, the Supreme Court held in Arizona Governing Committee v. Norris, that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy described in this prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain settlement options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                 SAFEKEEPING OF THE ASSETS OF SEPARATE ACCOUNT II


  Life of Virginia holds the assets of Separate Account II. The assets are kept segregated and held separate and apart from the general account. Life of Virginia maintains records of all Separate Account II purchases and redemptions of the shares of each Portfolio of the Funds. A blanket fidelity bond issued by Aetna Casualty and Surety Company of Illinois, in the amount of $15 million covers all of the officers and employees of Life of Virginia.

                                     VOTING RIGHTS

  To the extent required by law, Life of Virginia will vote the Funds' shares held in Separate Account II at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in Separate Account II. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Life of Virginia determines that it is permitted to vote Fund shares in its own right, it may elect to do so.

  The number of votes which each Policyowner has the right to instruct will be determined by dividing a Policy's cash value in an Investment Subdivision of Separate Account II by the net asset value per share of the corresponding portfolio in which the Subdivision invests. Fractional shares will be counted. The number of votes which the Policyowner has the right to instruct will be determined as of dates coincident with the dates established by a particular Fund for determining shareholders eligible to vote at the meeting of that Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by that Fund.

  Life of Virginia will vote Fund shares held in Separate Account II as to which no timely instructions are received and Fund shares held in Separate Account II that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies funded through Separate Account II. Each person having a voting interest will receive proxy materials, reports, and other materials relating to the appropriate portfolio.

  Disregard of Voting Instructions. Life of Virginia may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of a Fund or one or more of its portfolios or to approve or disapprove an investment advisory contract for a Portfolio of a Fund. In addition, Life of Virginia itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment advisor of a Portfolio of a Fund if Life of Virginia reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Life of Virginia determined that the change would have an adverse effect on its general account in that the proposed investment policy for the portfolio may result in overly speculative or unsound investments. In the event Life of Virginia does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to Policyowners.


                        STATE REGULATION OF LIFE OF VIRGINIA

  Life of Virginia, a stock life insurance company organized under the laws of Virginia, is subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. An annual statement is filed with the Virginia Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Life of Virginia as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of Life of Virginia and Separate Account II and certifies their adequacy, and a full examination of Life of Virginia's operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia at least once every five years.

  In addition, Life of Virginia is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

              EXECUTIVE OFFICERS AND DIRECTORS OF LIFE OF VIRGINIA

Name and Position(s)
With Life of Virginia*               Principal Occupations Last Five Years

Daniel T. Cox***        Chairman and Chief Executive Officer, Life of Virginia
                        since 12/89; President and Chief Operating Officer, Life of Virginia, 10/90 to 5/91, and 8/88 to 12/89; Director,
                        Life of Virginia, since 1987; President, Chief Executive
                        Officer and Director, Miller, Mason & Dickenson,
                        Chicago, Illinois, 1987 to 1993; Chairman and Director,
                        Brookfield, Inc., Chicago, Illinois since 1987;
                        Chairman, Godwins, Booke and Dickenson, Chicago,
                        Illinois, since 1993; Executive Vice President, Aon
                        Corporation, since 1991.

Paul E. Rutledge III*   Director, President and Chief Operating Officer,
                        Life of Virginia, since 5/91; Director, Life of
                        Virginia, since 5/91; Executive Vice President and Chief
                        Operating Officer, United Investors Life Insurance
                        Company, Birmingham, Alabama, 9/87 to 4/91; Vice
                        President, Torchmark Corporation, Birmingham, Alabama,
                        4/83 to 9/87.

H. Gaylord Hodges, Jr.  Director, Life of Virginia since 1987; Senior Vice
                        President, Life of Virginia, since 1986.

John J. Palmer**        President Aon Asset Management Fund since 1991;
                        Director, Aon Advisors, Inc. since 1987; Director, Life of Virginia since 1986; Senior Vice President, Life of
                        Virginia, since 1980; President, Life of Virginia Series
                        Fund, Inc., since 1986; Director, Forth Financial
                        Securities Corporation since 1986; President, Forth
                        Financial Securities Corporation, since 1992; President,
                        Aon Asset Management Fund, Inc. (formerly known as Aon
                        Money Market Fund), since 1991.

Harvey N. Medvin***     Director, Life of Virginia, since 1986; Executive Vice
                        President, Chief Financial Officer and Treasurer, Aon
                        Corporation, Chicago, Illinois, since 1982.

Arthur F. Quern***      Director, Life of Virginia since 1986;  Chairman & Chief
                        Executive Officer, Rollins Hudig Hall Co., Chicago,
                        Illinois, since 1984.

Michael A. Conway***    Director, Life of Virginia, since 1990; Director and
                        President, Aon Advisors, since 1990; Director, Senior
                        Vice President and Senior Investment Officer, Combined
                        Insurance Company of America, since 1990; Senior Vice
                        President and Senior Investment Officer, Aon
                        Corporation, since 1990; President and Chief Executive
                        Officer, Manhattan National Corporation from 1985 to
                        1990

Patrick G. Ryan***      Director, Life of Virginia, since 1986; Chairman, Aon
                        Corporation, since 1991, Director, President & Chief
                        Executive Officer, Aon Corporation, Chicago, Illinois, since 1982.

William D. Baldwin**    Director, Life of Virginia since 1987; Senior Vice
                        President since 1985.


Raymond I. Skilling***  Director, Life of Virginia, since 1988; Director,
                        Executive Vice President and Chief Counsel, Aon Corporation, since 1979.

Robert A. Bowen         Director, Life of Virginia, since 2/93; Senior Vice
                        President, Life of Virginia, since 1986; Systems
                        Manager, Life of Virginia, since 1986.

Selwyn L. Flournoy,     Director, Life of Virginia, since 5/89; Senior Vice
              Jr.**     President, Life of Virginia, since 1980.


Ray M. Perisho****      Director, Life of Virginia, since 1/90; President, Union
                        Fidelity Life Insurance Company, since 1/90; Employed by
                        Connecticut Mutual Life Insurance Company from 1981 to
                        1990 in the following positions: Director of Group
                        Insurance, 1981 to 1982; Chief Operating Officer of a
                        Stock Subsidiary, 1982 to 1985, Corporate Actuary, 1985 to 1987, Chief Financial Officer - Individual Lines,
                        1987 to 1990

Linda L. Lanam**        Director, Life of Virginia, since 2/93; Vice President
                        and Senior Counsel, Life of Virginia, since 1989;
                        Corporate Secretary for Life of Virginia and for a number of Life of Virginia affiliates since 1992; Vice
                        President and Senior Counsel, Union Fidelity Life
                        Insurance Company, from 1986 to 1989.





Robert D. Chinn         Senior Vice President - Agency, Life of Virginia, since
                        1/92; Vice President, Life of Virginia, from 1985 to
                        1992.

Thomas A. Barefield     Senior Vice President - Special Markets, Life of
                        Virginia, since 1993; Vice President - Special Markets,
                        Life of Virginia, from 1/91 to 12/93; Vice President -
                        Registered Products, Life of Virginia, from 12/86 to
                        1/91.


* The principal business address of each person listed, unless otherwise indicated, is The Life Insurance Company of Virginia, 6610 W. Broad Street, Richmond, VA 23230.

** Messrs. Baldwin, Bowen, Hodges, Palmer, Cox, Rutledge, Flournoy and Ms. Lanam are members of the Executive Committee of the Board of Directors of Life of Virginia.

*** The principal business address of these individuals is Aon Corporation, 123 North Wacker Drive, Chicago, Illinois 60606.

**** Principal business address of this individual is Union Fidelity Life Insurance Company, 4850 Street Road, Trevose, Pennsylvania


                                     LEGAL MATTERS

  Certain legal matters relating to Federal securities laws applicable to the issue and sale of the flexible premium variable life insurance Policies described in this prospectus have been passed upon by Sutherland, Asbill & Brennan of Washington, D.C. All matters of Virginia law pertaining to the Policy, including the validity of the Policies and Life of Virginia's right to issue the Policies under Virginia insurance law, have been passed upon by William E. Daner, Jr., Counsel of Life of Virginia.

                                   LEGAL PROCEEDINGS

  There are no legal proceedings to which Separate Account II is a party or to which the assets of the Account are subject. Neither Life of Virginia nor Forth Financial Securities Corporation is involved in any litigation that is of material importance in relation to its total assets or that relates to Separate Account II.

                                         EXPERTS

  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries and the financial statements of Life of Virginia Separate Account II appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the registration statement. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Bruce E. Booker, F.S.A., Vice President and Actuary, Life of Virginia, as stated in the opinion filed as an exhibit to the registration statement.

                                ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning Separate Account II, Life of Virginia and the Policies offered hereby. Statements contained in this prospectus as to the contents of the Policies and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                                 FINANCIAL STATEMENTS

  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries included herein should be distinguished from the financial statements of Separate Account II and should be considered only as bearing on the ability of Life of Virginia to meet its obligations under the Policies. Such consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries should not be considered as bearing on the investment performance of the assets held in Separate Account II.

                    AUDITED FINANCIAL STATEMENTS

               LIFE OF VIRGINIA SEPARATE ACCOUNT II

                   YEAR ENDED DECEMBER 31, 1994
               WITH REPORT OF INDEPENDENT AUDITORS

                      Life of Virginia Separate Account II

                          Audited Financial Statements

                          Year Ended December 31, 1994



                               TABLE OF CONTENTS

Report of Independent Auditors.....................................1
Statements of Assets and Liabilities...............................3
Statements of Operations...........................................8
Statements of Changes in Net Assets................................8
Notes to Financial Statements.....................................22

                        Report of Independent Auditors


Policyholders
Life of Virginia Separate Account II
          and
Board of Directors
The Life Insurance Company of Virginia


We have audited the accompanying statements of assets and liabilities of Life of Virginia Separate Account II (comprising, the Life of Virginia Series Fund, Inc.--Common Stock Index, Government Securities, Money Market and Total Return portfolios; the Oppenheimer Variable Account Funds--Money, Bond, Capital Appreciation, Growth, High Income and Multiple Strategies portfolios, Variable Insurance Products Fund-- Money Market, High Income, Equity-Income, Growth and Overseas portfolios; the Variable Insurance Products Fund II--Asset Manager portfolio; the Advisers Management Trust--Balanced, Bond and Growth portfolios; and the Janus Aspen--Aggressive Growth, Growth and Worldwide Growth portfolios) as of December 31, 1994, and the related statements of operations and changes in net assets for each of the three years in the period then ended for the Life of Virginia Series Fund, Inc. portfolios, the Oppenheimer Variable Account Funds portfolios, the Variable Insurance Products Fund portfolios, the Variable Insurance Products Fund II portfolio, the Advisers Management Trust Balanced portfolio and for the years ended December 31, 1994 and 1993 and for the period from May 1, 1992 (date of inception) to December 31, 1992 for the Advisers Management Trust Bond and Growth portfolios and for the period from May 11, 1994 (date of inception) to December 31, 1994 for the Janus Aspen portfolios. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Life of Virginia Separate Account II at December 31, 1994, and the results of their operations and changes in their net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.


                                                /s/ ERNST & YOUNG

Richmond, Virginia
February 9, 1995

                     Life of Virginia Separate Account II

                     Statements of Assets and Liabilities

                              December 31, 1994


                                                         LIFE OF VIRGINIA SERIES FUND, INC.
                                             COMMON        GOVERNMENT   MONEY        TOTAL
                                            STOCK INDEX    SECURITIES   MARKET      RETURN
                                             PORTFOLIO     PORTFOLIO  PORTFOLIO    PORTFOLIO

ASSETS
Investment in Life of Virginia Series Fund,
  Inc., at fair value (NOTE 2):
    Common Stock Index Portfolio (42,908
     shares; cost-$676,067)                    $674,517
    Government Securities Portfolio (25,515
     shares; cost-$255,409)                                $242,651
    Money Market Portfolio (121,825 shares;
     cost-$1,257,244)                                                  $1,238,957
    Total Return Portfolio (33,930 shares;
     cost-$442,675)                                                                  $454,660
Receivable from affiliate (NOTE 3)                   --          --            --          83
Deposits in process                                 170          11         3,186          --
                                                674,687     242,662     1,242,143     454,743

LIABILITIES
Accrued expenses payable to affiliate (NOTE 3)      601         277        83,224          17
Deposits pending policy approval                     --          --       140,019          --
Withdrawal in process                                --          --            --       1,176
TOTAL LIABILITIES                                   601         277       223,243       1,193

NET ASSETS                                     $674,086    $242,385    $1,018,900    $453,550

Outstanding units                                35,274      15,187        72,058      24,280

Net asset value per unit                       $  19.11    $  15.96    $    14.14    $  18.68


SEE ACCOMPANYING NOTES.

                   Life of Virginia Separate Account II

                            December 31, 1994



                                               OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                            CAPITAL                  HIGH         MULTIPLE
                                     MONEY       BOND     APPRECIATION   GROWTH     INCOME       STRATEGIES
                                   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO      PORTFOLIO

ASSETS
Investment in Oppenheimer
  Variable Account Funds, at
  fair value (NOTE 2):
    Money Portfolio (11,685 shares;
      cost-$11,685)                  $11,685
    Bond Portfolio (8,308 shares;
      cost-$93,425)                             $89,562
    Capital Appreciation Portfolio
      (34,526 shares; cost-$874,114)                       $895,945
    Growth Portfolio (19,339 shares;
      cost-$326,797)                                                   $341,908
    High Income Portfolio (32,783
      shares; cost-$342,812)                                                       $320,942
    Multiple Strategies Portfolio
      (23,581 shares; cost-$312,021)                                                                  $304,426
Receivable from affiliate (NOTE 3)        47          -           -       1,706           -                  -
Deposits in process                        -        702       2,179          56       3,008                313
                                      11,732     90,264     898,124     343,670     323,950            304,739

LIABILITIES
Accrued expenses payable to
  affiliate (NOTE 3)                       -         44      17,542          13         433              1,377
Withdrawal in process                  1,139          -           -           -           -                  -
TOTAL LIABILITIES                      1,139         44      17,542          13         433              1,377

NET ASSETS                           $10,593    $90,220    $880,582    $343,657    $323,517           $303,362

Outstanding units                        746      5,276      37,680      17,304      14,353             16,523

Net asset value per unit             $ 14.20    $ 17.10    $  23.37    $  19.86    $  22.54           $  18.36



SEE ACCOMPANYING NOTES.

                   Life of Virginia Separate Account II

                             December 31, 1994



                                                          VARIABLE INSURANCE PRODUCTS FUND
                                        MONEY       HIGH        EQUITY-
                                        MARKET     INCOME       INCOME       GROWTH      OVERSEAS
                                       PORTFOLIO  PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO


ASSETS
Investment in Variable Insurance
  Products Fund, at fair value
  (NOTE 2):
    Money Market Portfolio (544,341
      shares; cost-$544,341)           $544,341
    High Income Portfolio
      (15,847 shares; cost-$174,231)               $170,508
    Equity-Income Portfolio (49,929
      shares; cost-$756,214)                                   $766,407
    Growth Portfolio (72,606 shares;
      cost-$1,504,886)                                                     $1,574,825
    Overseas Portfolio (55,013 shares;
      cost-$883,033)                                                                        $862,049
Receivable from affiliate (NOTE 3)        6,957           -           -             -              -
Deposits in process                           -         662       3,171         2,763          1,155
                                        551,298     171,170     769,578     1,577,588        863,204


LIABILITIES
Accrued expenses payable to affiliate
  (NOTE 3)                                   21          52         510        15,064          2,927
Withdrawal in process                     1,155           -           -             -              -
TOTAL LIABILITIES                         1,176          52         510        15,064          2,927

NET ASSETS                             $550,122    $171,118    $769,068    $1,562,524       $860,277

Outstanding units                        38,823       9,102      37,010        68,322         48,521

Net asset value per unit               $  14.17    $  18.80    $  20.78    $    22.87       $  17.73




SEE ACCOMPANYING NOTES.

                      Life of Virginia Separate Account II

                                December 31, 1994


                                              VARIABLE
                                              INSURANCE
                                              PRODUCTS
                                              FUND II          ADVISERS MANAGEMENT TRUST
                                            ASSET MANAGER   BALANCED      BOND      GROWTH
                                             PORTFOLIO     PORTFOLIO    PORTFOLIO  PORTFOLIO

ASSETS
Investment in Variable Insurance Products
  Fund II, at fair value (NOTE 2):
    Asset Manager Portfolio (128,701 shares;
      cost-$1,818,582)                         $1,774,786

Investment in Advisers Management Trust, at
  fair value (NOTE 2):
    Balanced Portfolio (14,656 shares;
      cost-$211,916)                                         $212,656
    Bond Portfolio (3,674 shares;
      cost-$51,355)                                                      $51,515
    Growth Portfolio (5,135 shares;
      cost-$109,404)                                                                $104,283

Receivable from affiliate (NOTE 3)                      -           -        116         641
Deposits in process                                 2,202         116      1,187           -
                                                1,776,988     212,772     52,818     104,924

LIABILITIES
Accrued expenses payable to affiliate (NOTE 3)      7,207         980          2           4
TOTAL LIABILITIES                                   7,207         980          2           4

NET ASSETS                                     $1,769,781    $211,792    $52,816    $104,920

Outstanding units                                 110,061      16,155      4,819       9,495

Net asset value per unit                       $    16.08    $  13.11    $ 10.96    $  11.05



  SEE ACCOMPANYING NOTES.

                      Life of Virginia Separate Account II

                               December 31, 1994




                                                            JANUS ASPEN
                                                  AGGRESSIVE            WORLDWIDE
                                                    GROWTH    GROWTH     GROWTH
                                                  PORTFOLIO  PORTFOLIO  PORTFOLIO
ASSETS
Investment in Janus Aspen, at fair value (NOTE 2):
    Aggressive Growth Portfolio (8,477 shares;
      cost-$110,515)                              $115,450
    Growth Portfolio (7,503 shares; cost-$80,480)             $79,301
    Worldwide Portfolio (12,103 shares;
      cost-$148,283)                                                     $146,082
Receivable from affiliate (NOTE 3)                   1,698         42       1,100
Deposits in process                                    368         64         704
                                                   117,516     79,407     147,886

LIABILITIES
Accrued expenses payable to affiliate (NOTE 3)           4          3           6
TOTAL LIABILITIES                                        4          3           6

NET ASSETS                                        $117,512    $79,404    $147,880

Outstanding units                                   10,290      8,119      15,214

Net asset value per unit                          $  11.42    $  9.78    $   9.72


SEE ACCOMPANYING NOTES.

                  Life of Virginia Separate Account II




                                                               COMMON               COMMON
                                                            STOCK INDEX              STOCK
                                                              PORTFOLIO            PORTFOLIO
                                                                  YEAR ENDED DECEMBER 31,
                                                                1994         1993          1992
STATEMENTS OF OPERATIONS

INVESTMENT INCOME
Income--Dividends                                            $  10,993     $ 99,608     $  14,017
Expenses--Mortality and expense risk charges (NOTE 3)            4,467        3,568         3,083
Net investment income                                            6,526       96,040        10,934

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)                                         1,682       18,211        15,910
Unrealized appreciation (depreciation) on investments          (11,121)     (50,439)        5,930
Net realized and unrealized gain (loss) on investments          (9,439)     (32,228)       21,840

Increase (decrease) in net assets from operations            $  (2,913)    $ 63,812     $  32,774

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                      $   6,526     $ 96,040     $  10,934
  Net realized gain (loss)                                       1,682       18,211        15,910
  Unrealized appreciation (depreciation) on investments        (11,121)     (50,439)        5,930
  Increase (decrease) in net assets from operations             (2,913)      63,812        32,774

From Capital Transactions:
  Net premiums                                                 166,616      104,565        97,484
  Loan interest                                                   (365)         301        (2,341)
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                                   -            -             -
    Surrenders                                                 (34,647)     (23,353)      (20,784)
    Loans                                                       (7,799)      (9,371)      (14,896)
    Cost of insurance and administrative expense
     (NOTE 3)                                                  (96,243)     (75,045)      (74,134)
    Transfer gain (loss) and transfer fees (NOTE 3)               (560)       3,585            18
  Interfund transfers                                           89,283       31,119         5,466
  Increase (decrease) in net assets from capital
    transactions                                               116,285       31,801        (9,187)

INCREASE IN NET ASSETS                                         113,372       95,613        23,587

NET ASSETS AT BEGINNING OF YEAR                                560,714      465,101       441,514

NET ASSETS AT END OF YEAR                                    $ 674,086     $560,714     $ 465,101



SEE ACCOMPANYING NOTES.

                        LIFE OF VIRGINIA SERIES FUND, INC.
       GOVERNMENT
       SECURITIES           BOND                   MONEY MARKET                               TOTAL RETURN
       PORTFOLIO         PORTFOLIO                  PORTFOLIO                                  PORTFOLIO
  YEAR ENDED DECEMBER 31,                     YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
   1994       1993       1992          1994            1993           1992          1994        1993          1992


$ 10,652   $ 5,872     $ 3,180     $    28,145     $  20,941       $  10,525     $ 17,248     $ 28,943     $ 11,953
     762       356         301           9,044           3,150           783        2,872        2,293        1,959
   9,890     5,516       2,879          19,101          17,791         9,742       14,376       26,650        9,994


  (2,789)      760         484         110,539         (47,170)       (5,472)       5,404        9,779       10,465
 (11,441)   (2,596)       (194)         (2,317)         (6,728)       (1,549)     (11,896)       1,518       (1,897)
 (14,230)   (1,836)        290         108,222         (53,898)       (7,021)      (6,492)      11,297        8,568

$ (4,340)  $ 3,680     $ 3,169     $   127,323     $(36,107)       $   2,721     $  7,884     $ 37,947     $ 18,562





$  9,890   $ 5,516     $ 2,879     $    19,101     $  17,791       $   9,742     $ 14,376     $ 26,650     $  9,994
  (2,789)      760         484         110,539         (47,170)       (5,472)       5,404        9,779       10,465
 (11,441)   (2,596)       (194)         (2,317)         (6,728)       (1,549)     (11,896)       1,518       (1,897)
  (4,340)    3,680       3,169         127,323         (36,107)        2,721        7,884       37,947       18,562


  43,467    20,840       7,262       4,343,151       1,168,846       371,595      116,553       91,152       73,930
      -         10          33            (198)            150          (111)        (138)         235       (1,692)

      -          -           -               -               -             -            -         (655)           -
  (8,360)   (2,369)     (2,661)         (2,620)         (1,361)      (11,571)     (15,289)     (10,341)     (22,439)
  (8,446)     (437)      2,599            (686)        (10,000)            -       (6,316)      (1,864)      (8,549)
 (15,063)   (8,694)     (5,947)       (221,019)        (77,211)      (24,786)     (70,159)     (58,689)     (56,800)
    (292)       28         (53)       (122,409)         39,808          (698)         139        2,498         (168)
 168,642     6,267      13,314      (3,495,580)       (871,424)     (232,734)      53,434       20,289        7,798
 179,948    15,645      14,547         500,639         248,808       101,695       78,224       42,625       (7,920)

 175,608    19,325      17,716         627,962         212,701       104,416       86,108       80,572       10,642

  66,777    47,452      29,736         390,938         178,237        73,821      367,442      286,870      276,228

$242,385   $66,777     $47,452     $ 1,018,900     $ 390,938       $ 178,237     $453,550     $367,442     $286,870


                    Life of Virginia Separate Account II





                                                                          MONEY
                                                                        PORTFOLIO
                                                                   YEAR ENDED DECEMBER 31,
                                                                1994        1993       1992
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME
Income--Dividends                                            $   310     $    55     $   80
Expenses--Mortality and expense risk charges (NOTE 3)             51          13         14
Net investment income                                            259          42         66

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)                                           -           -          -
Unrealized appreciation (depreciation) on investments              -           -          -
Net realized and unrealized gain (loss) on investments             -           -          -

Increase (decrease) in net assets from operations            $   259     $    42     $   66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                      $   259     $    42     $   66
  Net realized gain (loss)                                         -           -          -
  Unrealized appreciation (depreciation)
    on investments                                                 -           -          -
  Increase (decrease) in net assets from operations              259          42         66

From Capital Transactions:
  Net premiums                                                 2,919       1,626        535
  Loan interest                                                    -           -          -
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                                 -           -          -
    Surrenders                                                     -           -          -
    Loans                                                          -           -          -
    Cost of insurance and administrative expense (NOTE 3)     (1,381)     (1,065)      (718)
    Transfer gain (loss) and transfer fees (NOTE 3)               38           8         (2)
  Interfund transfers                                          7,234      (1,259)     1,395
  Increase (decrease) in net assets from capital
    transactions                                               8,810        (690)     1,210

INCREASE (DECREASE) IN NET ASSETS                              9,069        (648)     1,276

NET ASSETS AT BEGINNING OF YEAR                                1,524       2,172        896

NET ASSETS AT END OF YEAR                                    $10,593     $ 1,524     $2,172

SEE ACCOMPANYING NOTES.


                     OPPENHEIMER VARIABLE ACCOUNT FUNDS
              BOND                     CAPITAL APPRECIATION                             GROWTH
           PORTFOLIO                        PORTFOLIO                                  PORTFOLIO
     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
  1994       1993       1992         1994           1993        1992         1994         1993          1992

$ 4,168   $ 2,221     $ 1,657     $  42,513     $  5,515     $  1,999     $  1,840     $  2,781     $  1,537
    430       227         125         4,255        1,293          557        1,807          867          479
  3,738     1,994       1,532        38,258        4,222        1,442           33        1,914        1,058


    (60)      268         139        (5,894)       9,123        3,314        6,108        3,252        1,286
 (4,975)    1,364        (528)      (41,031)      38,146       10,902       (2,215)       4,168        7,452
 (5,035)    1,632        (389)      (46,925)      47,269       14,216        3,893        7,420        8,738

$(1,297)  $ 3,626     $ 1,143     $  (8,667)    $ 51,491     $ 15,658     $  3,926     $  9,334     $  9,796





$ 3,738   $ 1,994     $ 1,532     $  38,258     $  4,222     $  1,442     $     33     $  1,914     $  1,058
    (60)      268         139        (5,894)       9,123        3,314        6,108        3,252        1,286

 (4,975)    1,364        (528)      (41,031)      38,146       10,902       (2,215)       4,168        7,452
 (1,297)    3,626       1,143        (8,667)      51,491       15,658        3,926        9,334        9,796


 42,700    12,501       5,455       436,547       77,939       43,897      135,634       49,489       33,809
     -          -           -           (74)         (22)         (17)         (18)          (6)         (10)

     -          -        (197)         (134)           -            -            -            -            -
   (203)        -         (28)      (11,508)      (1,403)      (4,251)     (18,961)         (93)      (3,787)
     -          -           -       (10,450)        (254)      (1,914)         (39)        (393)        (315)
(11,652)   (6,718)     (3,520)      (99,843)     (25,454)     (13,861)     (38,468)     (17,455)     (10,549)
    (44)      (46)        (16)      (17,544)         770           86        1,716         (105)         190
 20,767     3,185      19,669       295,377       80,081        7,662       90,274       41,142        7,730
 51,568     8,922      21,363       592,371      131,657       31,602      170,138       72,579       27,068

 50,271    12,548      22,506       583,704      183,148       47,260      174,064       81,913       36,864

 39,949    27,401       4,895       296,878      113,730       66,470      169,593       87,680       50,816

$90,220   $39,949     $27,401     $ 880,582     $296,878     $113,730     $343,657     $169,593     $ 87,680



                    Life of Virginia Separate Account II



                                                               OPPENHEIMER VARIABLE ACCOUNT
                                                                       HIGH INCOME
                                                                        PORTFOLIO
                                                                  YEAR ENDED DECEMBER 31,
                                                              1994           1993        1992

STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME
Income--Dividends                                            $ 19,850     $  5,356     $ 2,672
Expenses--Mortality and expense risk charges (NOTE 3)           1,474          322         141
Net investment income                                          18,376        5,034       2,531

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)                                       (2,786)       1,283         192
Unrealized appreciation (depreciation) on investments         (25,264)       3,272         156
Net realized and unrealized gain (loss) on investments        (28,050)       4,555         348

Increase (decrease) in net assets from operations            $ (9,674)    $  9,589     $ 2,879

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                      $ 18,376     $  5,034     $ 2,531
  Net realized gain (loss)                                     (2,786)       1,283         192
  Unrealized appreciation (depreciation) on investments       (25,264)       3,272         156
  Increase (decrease) in net assets from operations            (9,674)       9,589       2,879

From Capital Transactions:
  Net premiums                                                205,911       28,674       4,547
  Loan interest                                                   (16)           -           -
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                               (225)           -        (439)
    Surrenders                                                 (3,726)        (836)       (253)
    Loans                                                      (8,327)           -           -
    Cost of insurance and administrative expense
    (NOTE 3)                                                  (70,347)     (16,451)     (3,059)
    Transfer gain (loss) and transfer fees (NOTE 3)              (422)         120         (35)
  Interfund transfers                                         138,398       25,655       6,047
  Increase in net assets from capital transactions            261,246       37,162       6,808

INCREASE IN NET ASSETS                                        251,572       46,751       9,687

NET ASSETS AT BEGINNING OF YEAR                                71,945       25,194      15,507

NET ASSETS AT END OF YEAR                                    $323,517     $ 71,945     $25,194


SEE ACCOMPANYING NOTES.

       MULTIPLE STRATEGIES
           PORTFOLIO
      YEAR ENDED DECEMBER 31,

  1994         1993         1992

$  13,754   $  3,689     $ 1,926
    1,636        568         284
   12,118      3,121       1,642


    1,058      1,297         806
  (16,980)     6,806       1,046
  (15,922)     8,103       1,852

$  (3,804)  $ 11,224     $ 3,494





$  12,118   $  3,121     $ 1,642
    1,058      1,297         806
  (16,980)     6,806       1,046
   (3,804)    11,224       3,494


   98,195     42,685      23,160
      (51)       (50)        (48)

       -           -
   (6,329)         -      (3,997)
     (288)        45      (1,114)
  (48,099)   (13,831)     (9,112)
   (1,398)       216        (117)
  137,152     37,605       4,440
  179,182     66,670      13,212

  175,378     77,894      16,706

  127,984     50,090      33,384

$ 303,362   $127,984     $50,090



                    Life of Virginia Separate Account II




                                                                        MONEY MARKET
                                                                        PORTFOLIO
                                                                   YEAR ENDED DECEMBER 31,
                                                                 1994         1993         1992
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME
Income--Dividends                                            $   5,417     $  1,622     $   735
Expenses--Mortality and expense risk charges (NOTE 3)              711          309          78
Net investment income                                            4,706        1,313         657

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)                                             -            -           -
Unrealized appreciation (depreciation) on investments                -            -           -
Net realized and unrealized gain (loss) on investments               -            -           -

Increase (decrease) in net assets from operations            $   4,706     $  1,313     $   657

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                      $   4,706     $  1,313     $   657
  Net realized gain (loss)                                           -            -           -
  Unrealized appreciation (depreciation) on investments              -            -           -
  Increase (decrease) in net assets from operations              4,706        1,313         657

From Capital Transactions:
  Net premiums                                                 459,738       78,864       1,444
  Loan interest                                                    (32)         (20)          -
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                                   -            -           -
    Surrenders                                                       -            -      (4,175)
    Loans                                                       (3,125)      (3,304)          -
    Cost of insurance and administrative expense
    (NOTE 3)                                                   (28,427)      (4,223)       (834)
    Transfer gain (loss) and transfer fees (NOTE 3)              6,932         (210)       (509)
  Interfund transfers                                           93,040      (81,222)     22,684
  Increase (decrease) in net assets from capital
    transactions                                               528,126      (10,115)     18,610

INCREASE (DECREASE) IN NET ASSETS                              532,832       (8,802)     19,267

NET ASSETS AT BEGINNING OF YEAR                                 17,290       26,092       6,825

NET ASSETS AT END OF YEAR                                    $ 550,122     $ 17,290     $26,092


SEE ACCOMPANYING NOTES.

                        VARIABLE INSURANCE PRODUCTS FUND
              HIGH INCOME                    EQUITY-INCOME                                 GROWTH
               PORTFOLIO                       PORTFOLIO                                 PORTFOLIO
       YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
    1994       1993         1992       1994          1993         1992         1994        1993           1992


$   9,861   $  4,021     $ 1,788     $ 31,170     $  5,558     $ 2,378     $   41,630     $  6,368     $  3,283
      976        414         167        3,777        1,373         498          7,849        3,130        1,264
    8,885      3,607       1,621       27,393        4,185       1,880         33,781        3,238        2,019


      (69)     1,297       1,322       (8,219)       6,919       2,165         (6,352)      16,396        4,613
  (12,284)     5,609       1,751      (15,896)      15,268       7,219        (16,629)      49,435       15,756
  (12,353)     6,906       3,073      (24,115)      22,187       9,384        (22,981)      65,831       20,369

 $ (3,468)  $ 10,513     $ 4,694     $  3,278     $ 26,372     $11,264     $   10,800     $ 69,069     $ 22,388





 $  8,885   $  3,607     $ 1,621     $ 27,393     $  4,185     $ 1,880     $   33,781     $  3,238     $  2,019
      (69)     1,297       1,322       (8,219)       6,919       2,165         (6,352)      16,396        4,613
  (12,284)     5,609       1,751      (15,896)      15,268       7,219        (16,629)      49,435       15,756
   (3,468)    10,513       4,694        3,278       26,372      11,264         10,800       69,069       22,388


   83,545     25,360      10,638      213,828       89,586      17,343        656,784      217,307      107,603
        1          -          34          (29)          21          58            (55)         (12)          (6)

     (143)         -           -            -            -           -           (219)           -         (972)
  (13,554)    (1,330)     (2,719)     (12,023)      (4,931)     (3,573)       (56,950)      (9,251)      (2,238)
   (8,677)         -       2,599          550         (271)       (366)          (935)        (849)      (1,428)
  (33,264)   (10,908)     (3,529)     (85,059)     (24,964)     (9,342)      (188,583)     (84,345)     (37,312)
      (44)      (242)       (424)        (459)       1,497         138        (14,996)       2,745          685
   60,841     34,366         536      311,214      165,077       3,110        478,565      213,953       61,692
   88,705     47,246       7,135      428,022      226,015       7,368        873,611      339,548      128,024

   85,237     57,759      11,829      431,300      252,387      18,632        884,411      408,617      150,412

   85,881     28,122      16,293      337,768       85,381      66,749        678,113      269,496      119,084

$ 171,118   $ 85,881     $28,122     $769,068     $337,768     $85,381     $1,562,524     $678,113     $269,496

                     Life of Virginia Separate Account II



                                                              VARIABLE INSURANCE PRODUCTS FUND
                                                                        (CONTINUED)
                                                                         OVERSEAS
                                                                         PORTFOLIO
                                                                   YEAR ENDED DECEMBER 31,
                                                                 1994        1993          1992

STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (LOSS)
Income--Dividends                                            $   1,317     $  1,599     $    690
Expenses--Mortality and expense risk charges (NOTE 3)            4,137          915          404
Net investment income  (loss)                                   (2,820)         684          286

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)                                       (16,479)       4,075         (246)
Unrealized appreciation (depreciation) on investments          (45,747)      29,965       (7,340)
Net realized and unrealized gain (loss) on investments         (62,226)      34,040       (7,586)

Increase (decrease) in net assets from operations            $ (65,046)    $ 34,724     $ (7,300)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income (loss)                               $  (2,820)    $    684     $    286
  Net realized gain (loss)                                     (16,479)       4,075         (246)
  Unrealized appreciation (depreciation) on investments        (45,747)      29,965       (7,340)
  Increase (decrease) in net assets from operations            (65,046)      34,724       (7,300)

From Capital Transactions:
  Net premiums                                                 426,790       94,415       23,971
  Loan interest                                                   (113)         (74)         (95)
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                                   -            -         (362)
    Surrenders                                                  (6,869)      (1,077)        (283)
    Loans                                                       (5,299)      (1,143)        (311)
    Cost of insurance and administrative expense (NOTE 3)     (104,233)     (22,441)     (10,987)
    Transfer gain (loss) and transfer fees (NOTE 3)             (2,893)       2,959         (356)
  Interfund transfers                                          359,446       86,409       11,435
  Increase in net assets from capital transactions             666,829      159,048       23,012

INCREASE IN NET ASSETS                                         601,783      193,772       15,712

NET ASSETS AT BEGINNING OF YEAR                                258,494       64,722       49,010

NET ASSETS AT END OF YEAR                                    $ 860,277     $258,494     $ 64,722


SEE ACCOMPANYING NOTES.

                    Life of Virginia Separate Account II


                                                              VARIABLE INSURANCE PRODUCTS FUND II
                                                                           ASSET MANAGER
                                                                             PORTFOLIO
                                                                     YEAR ENDED DECEMBER 31,
                                                               1994           1993          1992
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME
Income--Dividends                                            $   24,335     $  4,369     $   916
Expenses--Mortality and expense risk charges (NOTE 3)             8,441        1,444         326
Net investment income                                            15,894        2,925         590

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)                                         (2,448)       5,419         380
Unrealized appreciation (depreciation) on investments           (80,899)      31,817       4,048
Net realized and unrealized gain (loss) on investments          (83,347)      37,236       4,428

Increase (decrease) in net assets from operations            $  (67,453)    $ 40,161     $ 5,018

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                      $   15,894     $  2,925     $   590
  Net realized gain (loss)                                       (2,448)       5,419         380
  Unrealized appreciation (depreciation) on investments         (80,899)      31,817       4,048
  Increase (decrease) in net assets from operations             (67,453)      40,161       5,018

From Capital Transactions:
  Net premiums                                                  858,361      150,445      22,160
  Loan interest                                                     (20)           -           -
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                                    -            -           -
    Surrenders                                                  (11,317)           -         (28)
    Loans                                                        (8,489)           -           -
    Cost of insurance and administrative expense (NOTE 3)      (241,348)     (43,141)     (8,002)
    Transfer gain (loss) and transfer fees (NOTE 3)              (7,230)       1,957           1
  Interfund transfers                                           849,854      159,247      52,034
  Increase in net assets from capital transactions            1,439,811      268,508      66,165

INCREASE IN NET ASSETS                                        1,372,358      308,669      71,183

NET ASSETS AT BEGINNING OF YEAR                                 397,423       88,754      17,571

NET ASSETS AT END OF YEAR                                    $1,769,781     $397,423     $88,754


SEE ACCOMPANYING NOTES.

                      Life of Virginia Separate Account II


                                                                  ADVISERS MANAGEMENT TRUST
                                                                         BALANCED
                                                                        PORTFOLIO
                                                                  YEAR ENDED DECEMBER 31,
STATEMENTS OF OPERATIONS (CONTINUED)                          1994         1993          1992
INVESTMENT INCOME
Income--Dividends                                           $   3,758     $   974     $ 1,168
Expenses--Mortality and expense risk charges (NOTE 3)           1,177         519         333
Net investment income                                           2,581         455         835

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain                                               1,226       1,230       1,013
Unrealized appreciation (depreciation) on investments          (8,138)      2,858       1,654
Net realized and unrealized gain (loss) on investments         (6,912)      4,088       2,667

Increase (decrease) in net assets from operations           $  (4,331)    $ 4,543     $ 3,502

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                     $   2,581     $   455     $   835
  Net realized gain                                             1,226       1,230       1,013
  Unrealized appreciation (depreciation) on investments        (8,138)      2,858       1,654
  Increase (decrease) in net assets from operations            (4,331)      4,543       3,502

From Capital Transactions:
  Net premiums                                                128,528      25,528      13,836
  Loan interest                                                     1           -           -
  Transfers (to) from the general account of Life of
    Virginia:
      Surrenders                                               (6,026)       (753)          -
      Loans                                                      (211)          -           -
      Cost of insurance and administrative expense
        (NOTE 3)                                              (17,394)     (9,679)     (7,723)
      Transfer gain (loss) and transfer fees (NOTE 3)            (936)        (41)        178
  Interfund transfers                                          16,186      22,214       7,401
  Increase in net assets from capital transactions            120,148      37,269      13,692

INCREASE IN NET ASSETS                                        115,817      41,812      17,194

NET ASSETS AT BEGINNING OF YEAR                                95,975      54,163      36,969

NET ASSETS AT END OF YEAR                                   $ 211,792     $95,975     $54,163


SEE ACCOMPANYING NOTES.












                       Life of Virginia Separate Account II





                                                                         ADVISERS MANAGEMENT
                                                                       BOND
                                                                     PORTFOLIO
                                                                                PERIOD FROM
                                                                              MAY 1, 1992 TO
                                                             YEAR ENDED        DECEMBER 31,
                                                             DECEMBER 31,
STATEMENTS OF OPERATIONS (CONTINUED)                      1994       1993          1992
INVESTMENT INCOME (LOSS)
Income--Dividends                                       $   209     $   67        $   -
Expenses--Mortality and expense risk charges (NOTE 3)       259         26            -
Net investment income (loss)                                (50)        41            -

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss)                                    (50)       389            1
Unrealized appreciation (depreciation) on investments       461       (302)           1
Net realized and unrealized gain (loss) on investments      411         87            2

Increase (decrease) in net assets from operations       $   361     $  128        $   2

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income (loss)                          $   (50)    $   41        $   -
  Net realized gain (loss)                                  (50)       389            1
  Unrealized appreciation (depreciation) on investments     461       (302)           1
  Increase (decrease) in net assets from operations         361        128            2

From Capital Transactions:
  Net premiums                                           17,926      2,572          143
  Loan interest                                               -          -            -
  Transfers (to) from the general account of Life of
    Virginia:
      Surrenders                                              -          -            -
      Loans                                                   -          -            -
      Cost of insurance and administrative expense
        (NOTE 3)                                         (3,036)      (690)         (37)
      Transfer gain (loss) and transfer fees (NOTE 3)       111         28           (2)
  Interfund transfers                                    31,747      3,388          175
  Increase in net assets from capital transactions       46,748      5,298          279

INCREASE IN NET ASSETS                                   47,109      5,426          281

NET ASSETS AT BEGINNING OF PERIOD                         5,707        281            -

NET ASSETS AT END OF PERIOD                             $52,816     $5,707        $ 281


SEE ACCOMPANYING NOTES.


                    GROWTH
                   PORTFOLIO
     YEAR ENDED
     DECEMBER 31,         MAY 1, 1992 TO
                          DECEMBER 31,
1994         1993        1992

$  3,932   $    15            $  -
     512        89               -
   3,420       (74)              -



    (362)       86               1
  (6,943)    1,818               4
  (7,305)    1,904               5

$ (3,885)  $ 1,830            $  5





$  3,420    $  (74)           $  -
    (362)       86               1
  (6,943)    1,818               4
  (3,885)    1,830               5


  72,306     6,851              44
       7         -               -



  (2,502)       -               -
    (487)       -               -
  (8,077)   (1,590)            (38)
     650       (27)              8
  15,771    23,908             146
  77,668    29,142             160

  73,783    30,972             165

  31,137       165               -

$104,920   $31,137            $165

                    Life of Virginia Separate Account II



                                                                             JANUS ASPEN
                                                             AGGRESSIVE                   WORLDWIDE
                                                               GROWTH        GROWTH        GROWTH
                                                              PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                                   PERIOD FROM MARCH 8, 1994
                                                                      TO DECEMBER 31, 1994



STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (LOSS)
Income--Dividends                                            $    844     $    227     $      2
Expenses--Mortality and expense risk charges (NOTE 3)             194          143          282
Net investment income (loss)                                      650           84         (280)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss)                                               688        1,024         (232)
Unrealized appreciation (depreciation) on investments           4,935       (1,179)      (2,201)
Net realized and unrealized gain (loss) on investments          5,623         (155)      (2,433)

Increase (decrease) in net assets from operations            $  6,273     $    (71)    $ (2,713)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income (loss)                               $    650     $     84     $   (280)
  Net realized gain (loss)                                        688        1,024         (232)
  Unrealized appreciation (depreciation) on investments         4,935       (1,179)      (2,201)
  Increase (decrease) in net assets from operations             6,273          (71)      (2,713)

From Capital Transactions:
  Net premiums                                                 20,533       20,151       53,431
  Loan interest                                                     4            -            4
  Loans                                                          (355)           -      (10,988)
  Transfers (to) from the general account of Life of
    Virginia:
    Cost of insurance and administrative expense (NOTE 3)      (5,600)      (5,932)     (11,136)
    Transfer gain and transfer fees (NOTE 3)                    1,698           42        1,100
  Interfund transfers                                          94,959       65,214      118,182
  Increase in net assets from capital transactions            111,239       79,475      150,593

INCREASE IN NET ASSETS                                        117,512       79,404      147,880

NET ASSETS AT BEGINNING OF PERIOD                                   -            -            -

NET ASSETS AT END OF PERIOD                                  $117,512     $ 79,404     $147,880


SEE ACCOMPANYING NOTES.

                     Life of Virginia Separate Account II

                         Notes to Financial Statements

                               December 31, 1994


1. DESCRIPTION OF ENTITY

Life of Virginia Separate Account II (the Account) is a separate investment account established in 1986 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable life insurance policies issued by Life of Virginia. Life of Virginia is an indirect wholly-owned subsidiary of Aon Corporation (Aon).

During 1994, the Janus Aspen portfolios were made available to policyholders. Policyholders may invest in either the Aggressive Growth, Growth or Worldwide Growth portfolios.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

Effective May 1, 1993, the names of the Life of Virginia Series Fund, Inc. Common Stock and Bond portfolios were changed to the Common Stock Index and Government Securities portfolios, respectively, in conjunction with changing the portfolios' underlying investment strategies.

Investments are stated at fair value which is based on the percentage owned by the Account of the net asset value of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

                     Life of Virginia Separate Account II

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 1994, were:



                                  COST OF SHARES    PROCEEDS FROM
         FUND/PORTFOLIO              ACQUIRED       SHARES SOLD

Life of Virginia Series Fund, Inc.:
  Common Stock Index                 $ 316,346    $ 193,162
  Government Securities                253,650       63,528
  Money Market                       6,085,794    6,106,802
  Total Return                         210,489      116,863
Oppenheimer Variable Account Funds:
  Money                                 41,649       31,480
  Bond                                  67,570       12,922
  Capital Appreciation               1,056,425      410,420
  Growth                               267,626       99,227
  High Income                          411,702      134,659
  Multiple Strategies                  264,495       72,108
Variable Insurance Products Fund:
  Money Market                         644,158      117,099
  High Income                          168,597       71,625
  Equity-Income                        616,067      163,361
  Growth                             1,560,228      640,596
  Overseas                           1,097,857      432,097
Variable Insurance Products Fund II:
  Asset Manager                      2,050,427      589,657
Advisers Management Trust:
  Balanced                             157,112       33,562
  Bond                                  84,503       39,102
  Growth                               119,918       39,479
Janus Aspen
  Aggressive Growth                    128,940       19,113
  Growth                               102,362       22,906
  Worldwide Growth                     177,037       28,522

                     Life of Virginia Separate Account II

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the Code). Life of Virginia is included in the Aon life- nonlife consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

3. RELATED PARTY TRANSACTIONS

Net premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on its flexible premium variable life insurance policies, less deductions of 7.5% retained as compensation for certain distribution expenses and premium taxes. In addition, there is a deferred sales charge of up to 45% of the first year's premiums. This charge will be deducted from policy's cash value in equal installments at the beginning of each of the policy years two through ten. If a policy is surrendered or lapses during the first nine years, a charge is made by Life of Virginia to cover the expenses of issuing the policy. The charge is a stated percentage of the insurance amount and varies by the age of the policyholder when issued and period of time that the policy has been in force. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate Life of Virginia for the costs incurred in connection with the partial surrender.

A charge based on policy cash values, duration, the insured's sex, attained age and risk class, is deducted from policy cash values each month to compensate Life of Virginia for the cost of insurance and any benefits added by rider. In addition, Life of Virginia charges the Account for the mortality and expense risk that Life of Virginia assumes. This charge is deducted daily and equals the effective annual rate of .70% of the net assets of the Account. For policies issued on or after May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $6 from the policy cash value and for policies issued prior to May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $5 from the policy cash value.

Gains or losses resulting from the processing time between the receipt of an initial net premium and the investment of that premium are charged to Life of Virginia. In addition, any such gain or loss resulting from the processing time between a request for policy surrender and the payment is also charged to Life of Virginia.

                      Life of Virginia Separate Account II

3. RELATED PARTY TRANSACTIONS (CONTINUED)

Life of Virginia Series Fund, Inc. (the Fund) is an open-end diversified management investment company whose shares are sold to Life of Virginia's Separate Accounts.

Forth Financial Securities Corporation (FFSC), an indirect wholly-owned subsidiary of Aon, acts as principal underwriter (as defined in The Investment Company Act of 1940) of the Account's policies pursuant to an agreement with Life of Virginia.

Aon Advisors, Inc. (Investment Advisor), a wholly-owned subsidiary of Aon, serves as investment advisor to the Fund and provides portfolio management, investment advice, and related administrative services for the Fund. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the Common Stock Index portfolio and .50% for the Government Securities, Money Market and Total Return portfolios. Effective July 1, 1994, the investment advisor agreed to waive a portion of the advisory fee for the Money Market portfolio such that the effective annual rate is .10%. Prior to May 1, 1993, the effective annual rate for the Common Stock Index Portfolio was .50%.

Certain officers and directors of Life of Virginia are also officers and directors of FFSC, the Fund, the Investment Advisor or Aon.

4.  SUBSEQUENT EVENTS

In January 1995, three new investment subdivisions were added to the Account. Two of these subdivisions, the Utility and Corporate Bond invest solely in a designated portfolio of the Insurance Management Series (IMS), a series type mutual fund. The third new subdivision, the Contrafund, invests solely in a designated portfolio of the Variable Insurance Product Fund II (VIP II), a series type mutual fund. These investment subdivisions are not available in connection with policies issued to California policyholders.

                 Audited Consolidated Financial Statements

                   The Life Insurance Company of Virginia
                              and Subsidiaries

                        Year Ended December 31, 1994

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
INDEX TO FINANCIAL STATEMENTS



____________________________________________________________________________

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . 1

Consolidated Financial Statements

Consolidated Statements of Financial Position
  as of December 31, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . 2
Consolidated Statements of Income for the years
  ended December 31, 1994, 1993, and 1992. . . . . . . . . . . . . . . . . 4
Consolidated Statements of Cash Flows for the years
  ended December 31, 1994, 1993, and 1992. . . . . . . . . . . . . . . . . 5
Consolidated Statements of Stockholder's Equity for the years ended December 31, 1994, 1993, and 1992. . . . . . . . . . . . . . . . . 6
Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . 7

____________________________________________________________________________

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Life Insurance Company of Virginia

We have audited the accompanying consolidated statements of financial position of The Life Insurance Company of Virginia (an indirect wholly-owned subsidiary of Aon Corporation) and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Life Insurance Company of Virginia and subsidiaries at December 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

As discussed in Notes 1, 4 and 7, the Company changed its method of accounting for certain investments in 1994 and income taxes and postretirement benefits other than pensions in 1992.


Richmond, Virginia
February 9, 1995

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(millions)                                                  December 31
                                                         1994         1993
Assets

Investments

  Fixed maturities
    Held to maturity - at amortized cost
      (fair value:  1994 - $2,790.0;
        1993 - $4,008.5)                               $3,023.7     $3,865.1
    Available for sale - 1994 at fair value;
      1993 at amortized cost
        (1994 amortized cost:  $2,065.4;
        1993 fair value:  $1,527.8)                     1,910.5      1,494.6
  Equity securities - at fair value
    Common stocks (cost:  1994 - $10.9;
        1993 - $39.1)                                      13.4         45.5
    Preferred stocks (cost:  1994 - $117.2;
        1993 - $241.4)                                    111.8        270.9
  Mortgage loans on real estate (net of reserve
    for losses: 1994 - $27.3; 1993 - $38.6)               527.6        508.1
  Real estate (net of accumulated depreciation:
       1994 - $6.5; 1993 - $6.1)                           35.4         34.0
  Policy loans                                            165.3        156.9
  Other long-term investments                               9.3         11.1
  Short-term investments                                  106.9        105.2
     Total investments                                  5,903.9      6,491.4

Cash                                                       23.0         23.1

Receivables
  Premiums and other                                       68.3        168.8
  Accrued investment income                                75.6         84.0
  Receivable from affiliates                              347.2         35.2
     Total receivables                                    491.1        288.0

Deferred Policy Acquisition Costs                         388.1        413.2

Cost of Insurance Purchased
  (net of accumulated amortization:  1994 - $70.1;
     1993 - $65.0)                                         48.6         53.7

Property and Equipment at Cost
  (net of accumulated depreciation:  1994 - $23.5;
     1993 - $20.3)                                          7.5          7.0

Assets Held Under Special Contracts                     1,429.7        898.2

Other Assets                                               57.9         54.8

     Total Assets                                      $8,349.8     $8,229.4
                                                       ========     ========
___________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION -- Continued

(millions)
                                                            December 31
                                                         1994         1993
Liabilities and Stockholder's Equity

Policy Liabilities
  Future policy benefits                               $  589.9     $  594.6
  Policy and contract claims                               83.8        109.9
  Unearned and advance premiums                           229.7        318.5
  Other policyholder funds                              5,019.8      5,163.2
       Total policy liabilities                         5,923.2      6,186.2

General Liabilities
  Commissions and general expenses                         46.9         38.4
  Current income taxes                                     14.5         50.2
  Deferred income taxes                                    21.0         69.5
  Liabilities held under special contracts              1,429.7        898.2
  Other liabilities                                       147.1        130.8

       Total Liabilities                                7,582.4      7,373.3

Commitments and Contingent Liabilities

Stockholder's Equity
  Common stock - $1,000 par value:
    Authorized, issued and outstanding:  4,000 shares       4.0          4.0
  Paid-in additional capital                              704.1        704.1
  Net unrealized investment gains (losses)                (97.5)        23.6
  Net foreign exchange losses                              (3.0)        (2.3)
  Retained earnings                                       159.8        126.7

       Total Stockholder's Equity                         767.4        856.1

       Total Liabilities and Stockholder's Equity      $8,349.8     $8,229.4
                                                       ========     ========
_____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

(millions)
                                                     Years ended December 31
                                                     1994     1993     1992
Revenue
  Premiums and policy fees                          $230.1   $256.5   $248.5
  Net investment income (Note 3)                     490.6    513.5    507.2
  Realized investment losses                         (25.8)    (1.6)   (16.3)
  Other income                                         8.5     14.5     12.1
       Total revenue earned                          703.4    782.9    751.5

Benefits and Expenses
  Benefits to policyholders                          477.1    491.0    497.1
  Commissions and general expenses                    75.7     92.4    100.7
  Amortization of deferred policy acquisition costs   57.1     65.7     61.5
  Amortization of cost of insurance purchased          5.1      5.4      5.4
       Total benefits and expenses                   615.0    654.5    664.7

Income Before Income Tax and Cumulative Effect
  of Changes in Accounting Principles                 88.4    128.4     86.8
    Provision for income tax (Note 4)
      Current                                         21.0     52.9     46.7
      Deferred - credit                               (5.7)    (6.7)   (13.7)

Income Before Cumulative Effect of Changes in
  Accounting Principles                               73.1     82.2     53.8
  Cumulative effect of changes in accounting
    principles                                         -        -       16.4

Net Income                                          $ 73.1   $ 82.2   $ 70.2
                                                    ======   ======   ======

_____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(millions)                                          Years ended December 31
                                                    1994     1993     1992
Cash Flows from Operating Activities:
  Net income                                      $   73.1  $   82.2  $   70.2
  Adjustments to reconcile net income to
    cash provided by (used by) operating
    activities:
      Policy liabilities                             331.4     334.9     206.7
      Accrued investment income                        1.8      (2.3)      5.9
      Deferred policy acquisition costs              (91.8)   (105.4)    (94.7)
      Amortization of deferred policy
        acquisition costs                             57.1      65.7      61.5
      Amortization of cost of insurance purchased      5.1       5.4       5.4
      Other amortization and depreciation              2.3       2.1       1.3
      Premiums and operating receivables,
        commissions and general expenses, income
        taxes, other assets and other liabilities   (139.7)   (161.1)    (16.9)
      Realized investment losses                      25.8       1.6      16.3

      Cash Provided by Operating Activities          265.1     223.1     255.7

Cash Flows from Investing Activities:
  Sale (purchase) of short-term investments-net        (.3)    (17.3)     36.4
  Sale or maturity of investments
    Fixed maturities - Held to maturity
                         Maturities                   50.8      64.6      52.2
                         Calls and Prepayments       727.5   1,962.5   1,460.7
                         Sales                         -        28.0     188.5
    Fixed maturities - Available for sale
                         Maturities                   50.4       -         0.1
                         Calls and Prepayments       269.1     480.9      20.6
                         Sales                       444.7     209.0      64.0
    All other investments                            231.1     184.3     154.1
  Purchase of investments
    Fixed maturities - Held to maturity             (734.0) (2,142.7) (2,089.7)
    Fixed maturities - Available for sale         (1,018.5)   (967.1)   (163.8)
    All other investments                           (357.1)   (260.6)   (111.5)
  Property and equipment                              (1.8)     22.7      (1.9)

       Cash Used by Investing Activities            (338.1)   (435.7)   (390.3)

Cash Flows from Financing Activities:
  Cash dividends to stockholder                      (20.0)    (59.0)    (56.0)
  Interest sensitive life, annuity and
    investment contract deposits                   1,455.5   1,376.0     955.6
  Interest sensitive life, annuity and
    investment contract withdrawals               (1,362.6) (1,089.9)   (761.4)

      Cash Provided by Financing Activities           72.9     227.1     138.2

Increase (Decrease) in Cash                            (.1)     14.5       3.6
Cash at Beginning of Year                             23.1       8.6       5.0

Cash at End of Year                               $   23.0  $   23.1  $    8.6
                                                  ========  ========  ========
____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(millions)
                                                     Years ended December 31
                                                     1994     1993     1992

Common Stock
  Balance at January 1 and December 31              $  4.0   $  4.0   $  4.0
Paid-in Additional Capital
  Balance at January 1 and December 31               704.1    704.1    704.1

Net Unrealized Investment Gains (Losses)
  Balance at January 1                                23.6     17.0      9.9
    Effect of change in accounting principles
      at January 1                                    25.1      -        -
    Net unrealized investment gains (losses)        (146.2)     6.6      7.1
  Balance at December 31                             (97.5)    23.6     17.0

Net Foreign Exchange Gains (Losses)
  Balance at January 1                                (2.3)    (2.4)      .4
    Net foreign exchange gains (losses)                (.7)      .1     (2.8)
  Balance at December 31                              (3.0)    (2.3)    (2.4)

Retained Earnings
  Balance at January 1                               126.7    110.6     99.5
    Net income                                        73.1     82.2     70.2
    Dividends to stockholder                         (40.0)   (59.0)   (56.0)
    Stock dividend to affiliate (Note 2)               -       (7.1)    (3.1)
  Balance at December 31                             159.8    126.7    110.6

Stockholder's Equity at December 31                 $767.4   $856.1   $833.3
                                                    ======   ======   ======
____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   Summary of Significant Accounting Principles and Practices

     Principles of Consolidation

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles and include the accounts of The Life Insurance Company of Virginia and its subsidiaries ("Life of Virginia"). Life of Virginia is an indirect wholly owned subsidiary of Aon Corporation ("Aon"). All material intercompany accounts and transactions have been eliminated.


     Recognition of Premium Revenue and Related Expenses

     For universal life-type and investment products, generally there is no requirement for payment of premium other than to maintain account values at a level sufficient to pay mortality and expense charges. Consequently, premiums for universal life-type policies and investment products are not reported as revenue, but as deposits. Policy fee revenue for universal life-type policies and investment products consists of charges for the cost of insurance, policy administration, and surrenders assessed during the period. Expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

     In general, for accident and health products, premiums collected are reported as earned proportionately over the period covered by the policies. For all other life products, premiums are recognized as revenue when due. Benefits and related expenses associated with the premium revenues are charged to expense proportionately over the lives of the policies through a provision for future policy benefit liabilities and through deferral and amortization of deferred policy acquisition costs.

     Reinsurance

     Reinsurance premiums, commissions, and expense reimbursements on reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits. Expense reimbursements received in connection with reinsurance ceded have been accounted for as a reduction of the related policy acquisition costs or, to the extent such reimbursements exceed the related acquisition costs, as other revenue. All reinsurance receivables and prepaid reinsurance premium amounts are reported as assets.

     Special Charges

     In 1992, Life of Virginia recorded special charges for employee reductions, which included an early retirement program and a reserve for insurance industry insolvencies. The above charges aggregated

     $11.4 million before income taxes and are reported in commissions and general expenses.

     Income Tax

     Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

     Investments

     Fixed maturities, where the intent is to hold to maturity, are carried generally at amortized cost. As a result of adopting Statement of Financial Accounting Standards ("Statement") No. 115 "Accounting for Certain Investments in Debt and Equity Securities" on January 1, 1994, fixed maturities that are available for sale are carried at fair value at December 31, 1994. At December 31, 1993, fixed maturities available for sale were carried, on an aggregate basis, at the lower of amortized cost or fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity that are included in net investment income. Included in fixed maturities are investments in collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments and included in net investment income. Equity securities are valued at fair value. Unrealized gains and temporary unrealized losses on fixed maturities available for sale and equity securities are excluded from income and are recorded directly to stockholder's equity, net of related deferred income taxes. Mortgage loans are carried at amortized cost, net of reserves. Real estate is carried generally at cost less accumulated depreciation. Policy loans are carried at unpaid principal balance. Other long-term investments are carried generally at cost. Realized investment gains or losses are computed using specific costs of securities sold.

     Investments that have declines in fair value below cost, that are judged to be other than temporary, are written down to estimated fair values and reported as realized investment losses. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and reserves are included in realized investment gains and losses in the statements of income. In general, Life of Virginia ceases to accrue investment income where interest or dividend payments are in arrears.

     Accounting policies relating to derivative financial instruments are discussed in Note 12.

     Deferred Policy Acquisition Costs

     Costs of acquiring new business, principally the excess of new commissions over renewal commissions, underwriting and sales expenses that vary with and are primarily related to the production of new business, are deferred. For non-universal life-type products, amortization of deferred acquisition costs and the cost of insurance purchased is related to and based on the expected premium revenues on the policies. In general, such amortization is adjusted to reflect current withdrawal experience. Expected premium revenues are estimated by using the same assumptions used in estimating future policy benefits.

     In general, deferred policy acquisition costs and cost of insurance purchased related to universal life-type policies and investment products are amortized in relation to the present value of expected gross profits on the policies. Such amortization is adjusted periodically to reflect differences in actual and assumed gross profits.

     To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related deferred policy acquisition cost adjustments are recorded along with the unrealized gains or losses included in stockholder's equity with no effect on net income.

     Other Intangible Assets

     The excess of cost over net assets purchased relating to business acquisitions and the cost of insurance purchased are being amortized into income on a straight-line basis over a range of seven to forty years.

     Property and Equipment

     Property and equipment are generally depreciated using the straight-line method over their estimated useful lives.

     Assets and Liabilities Held Under Special Contracts

     Assets held under special contracts principally represent designated funds of group pension, variable life and annuity policyholders. These assets are offset by liabilities that represent such policyholders' equity in those assets. The net investment income generated from these assets is not included in the consolidated statements of income.

     Future Policy Benefit Liabilities and Unearned Premiums and Policy and Contract Claims

     Future policy benefit liabilities on non-universal life-type and accident and health products have been provided on the net level premium method. The liabilities are calculated based on assumptions as to investment yield, mortality, morbidity and withdrawal rates that were determined at the date of issue or acquisition of Life of Virginia by Aon, and provide for possible adverse deviations.
     Interest assumptions are graded and range from 9% to 4.5%. Withdrawal assumptions are based principally on experience and vary by plan, year of issue, and duration.

     Policyholder liabilities on universal life-type and investment products are generally based on policy account values. Interest credit rates for these products range from 7.8% to 5.6%.

     Unearned premiums generally are calculated using the pro rata method based on gross premiums. However, in the case of credit life and credit accident and health, the unearned premiums are calculated such that the premiums are earned over the period of risk in a reasonable relationship to anticipated claims.

     Policy and contract claim liabilities represent estimates for reported claims, as well as provisions for losses incurred, but not yet reported. These claim liabilities are based on historical experience and are estimates of the ultimate amount to be paid when the claims are settled. Changes in the estimated liability are reflected in income as the estimates are revised.

     Fair Value of Financial Instruments

     The following methods and assumptions were used to estimate fair values for financial instruments. The carrying amounts in the consolidated statements of financial position for cash and short-term investments approximate their fair values. Fair values for fixed maturity securities and equity securities are based on quoted market prices or, if they are not actively traded, on estimated values obtained from independent pricing services. The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Fair values of derivatives are based on quoted prices for exchange-traded instruments or the cost to terminate or offset with other contracts.

     In general, other long-term investments are comprised of real estate joint ventures and limited partnerships. It was not practicable to estimate the fair value of other long-term investments because of the lack of quoted market prices and the inability to estimate fair value without incurring excessive costs. In addition, the determination of the fair value of investment commitments was deemed impracticable due to the inability to estimate future cash flows.

     Fair values for liabilities for investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Foreign Currency Translation

     Foreign revenues and expenses are translated at average exchange rates. Foreign assets and liabilities are translated at year-end exchange rates. Unrealized foreign exchange gains or losses on translation are generally reported in stockholder's equity. No tax effect was taken into consideration for unrealized losses.

     Accounting Changes

     On January 1, 1994, Life of Virginia adopted Statement No. 115 which requires categorization of fixed maturities either as held to maturity, available for sale or trading and equity securities as available for sale or trading. Investments in fixed maturities and equity investments, that are categorized as available for sale, are carried at fair value, with unrealized gains and losses (net of applicable tax and adjustment to amortization of deferred policy acquisition costs) excluded from income and recorded directly as a separate component of stockholder's equity. Life of Virginia does not categorize any fixed maturities or equity securities as trading.

     The adoption of Statement No. 115 had no effect on Life of Virginia's accounting for equity securities. In accordance with Statement No. 115, prior period financial statements have not been restated to reflect the change in accounting principle.

     In addition, Life of Virginia adopted Statement No. 112, "Employers' Accounting for Postemployment Benefits" in 1994. Implementation of this Statement did not have a material effect on Life of Virginia's financial statements. Life of Virginia adopted Statement No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" (Note 7) and Statement No. 109, "Accounting for Income Taxes" (Note 4) in 1992.

     The Financial Accounting Standards Board has issued Statements No. 114 and 118 which relate to accounting by creditors for impairment of a loan. The Statements require that impaired loans are to be valued at the present value of expected future cash flows, at the loan's observable market price, or at the fair value of the collateral if the loan is collateral dependent. Life of Virginia anticipates adopting these Statements in its 1995 financial statements as required. Implementation of these Statements is not expected to have a material effect on Life of Virginia's financial statements.

2.   Business Combinations and Disposals

     In December 1993, Life of Virginia contributed 267,800 shares at cost of Aon common stock to Combined Insurance Company of America
     ("Combined"). The fair value and cost of the Aon shares were $12.6 million and $7.1 million, respectively.

     In September 1992, Life of Virginia contributed, in the form of a stock dividend, all outstanding shares of common stock of its wholly-owned subsidiary, Associated Home Life Insurance Company, to Combined. Total assets of Associated Home Life Insurance Company transferred by the stock dividend were $3.1 million.

3.   Investments

     The components of net investment income are as follows:

     (millions)
                                               Years ended December 31
                                               1994     1993     1992

     Fixed maturities                         $404.1   $426.8   $420.6
     Equity securities                          25.2     19.7     17.7
     Mortgage loans on real estate              49.9     50.0     54.8
     Short-term investments                      3.8      1.5      4.2
     Other investments                          18.0     23.9     20.6

     Gross investment income                   501.0    521.9    517.9
     Investment expenses                        10.4      8.4     10.7

     Net investment income                    $490.6   $513.5    507.2
                                               ======   ======   ======

     Realized gains (losses) on investments are as follows:

                                              Years ended December 31
                                               1994     1993     1992

     Fixed maturities:
       Held to maturity                       $  1.5   $ 16.3   $  3.9
       Available for sale                      (30.6)      -        -
     Equity securities                          (1.9)     2.2      5.7
     Mortgage loans on real estate               9.6    (15.8)   (18.5)
     Other investments                          (4.4)    (4.3)    (7.4)

     Total before tax                           (25.8)    (1.6)  (16.3)

     Less applicable tax                          9.0       .5     6.1

     Total                                    $(16.8)  $ (1.1)  $(10.2)
                                               ======   ======   ======

     Gross gains of $24.0 million, and gross losses of $56.5 million, were realized on available for sale fixed maturities and equity sales during 1994. Gross gains of $11.3 million and gross losses of $9.8 million were realized on calls and prepayments of held to maturity fixed maturities during 1994. Gross gains of $49.8 million and $27.9 million and gross losses of $33.5 million and $24.0 million were realized on fixed maturity sales during 1993 and 1992, respectively.

     The cumulative effect as of January 1, 1994 of adopting Statement No. 115 increased stockholder's equity by $25.1 million (net of adjustments to deferred policy acquisition costs of $14.0 million and deferred income taxes of $20.2 million) to reflect the net unrealized fixed maturities holding gains on securities previously carried at amortized cost; there was no effect on net income as a result of the adoption of Statement No. 115. As of December 31, 1994, those holding gains decreased by $120.6 million (net of adjustments to deferred policy acquisition costs of $44.2 million and deferred income taxes of $49.4 million) to a net unrealized loss of $95.5 million.

     In connection with the adoption of Statement No. 115, Life of Virginia reclassified certain fixed maturity investments with an amortized cost of $785.5 million and fair value of $811.6 million from held to maturity to available for sale. Subsequent to January 1, 1994 there were no additional reclassifications between available for sale and held to maturity.

     The changes in net unrealized gains (losses) on fixed maturities and equity security investments are as follows:

                                                 Years ended December 31
                                                   1994     1993    1992

     Fixed maturities:
        Held to maturity                         $(351.0)  $35.2   $(87.9)
        Available for sale                        (214.2)    (.2)    33.4
     Equity securities                             (38.8)   10.1     10.9

     Total                                       $(604.0)  $45.1   $(43.6)
                                                 =======   =====   ======

     The amortized cost and fair values of investments in fixed maturities are as follows:


      (millions)
                                                December 31, 1994
                                                  Gross        Gross
                                   Amortized    Unrealized   Unrealized     Fair
                                     Cost         Gains       Losses       Value
     Held to maturity:

     U. S. government
       and agencies                $    3.2       $  .1      $   -      $    3.3
     States and
       political subdivisions           2.3          .1          -           2.4
     Foreign governments                 .1         -            -            .1
     Corporate securities           1,428.3        14.8        (96.5)    1,346.6
     Mortgage-backed
       securities                   1,589.8         1.0       (153.2)    1,437.6

     Total held to
       maturity                    $3,023.7       $16.0      $(249.7)   $2,790.0
                                   ========       =====      =======    ========

      (millions)
                                                   December 31, 1994
                                                  Gross        Gross
                                   Amortized    Unrealized   Unrealized     Fair
                                     Cost         Gains       Losses       Value
     Available for sale:
     U. S. government
       and agencies                $   26.2       $  .1      $   (.4)    $   25.9
     States and political
       subdivisions                      .4           -            -           .4
     Foreign governments               43.7          .8         (1.0)        43.5
     Corporate securities             869.9         6.3        (47.1)       829.1
     Mortgage-backed
       securities                   1,118.3          .8       (113.7)     1,005.4
     Other fixed
      maturities                        6.9          .1          (.8)         6.2
     Total fixed
       maturities                   2,065.4         8.1       (163.0)     1,910.5
     Total equity
       securities                     128.1         5.6         (8.5)       125.2
     Total available
       for sale                    $2,193.5       $13.7      $(171.5)    $2,035.7
                                   ========       =====      =======     ========

                                                    December 31, 1993
                                                  Gross        Gross
                                   Amortized    Unrealized   Unrealized     Fair
                                     Cost         Gains       Losses       Value
     Held to maturity:
     U. S. government
       and agencies                $   28.1       $  2.5      $  -        $   30.6
     States and political
       subdivisions                     3.3           .4         -             3.7
     Foreign governments               12.7          1.8         -            14.5
     Corporate securities           1,843.4        134.7        (5.6)      1,972.5
     Mortgage-backed
       securities                   1,977.6         24.6       (15.0)      1,987.2
     Total held to
        maturity                   $3,865.1       $164.0      $(20.6)     $4,008.5
                                   ========       ======      ======      ========

      (millions)
                                                    December 31, 1993
                                                  Gross        Gross
                                   Amortized    Unrealized   Unrealized     Fair
                                     Cost         Gains       Losses       Value
     Available for sale:
     U. S. government
       and agencies                $   44.2       $  .4      $  (.1)    $   44.5
     Foreign governments                8.8          .5         -            9.3
     Corporate securities             834.6        35.9        (3.6)       866.9
     Mortgage-backed
       securities                     596.7         5.7        (6.0)       596.4
     Other fixed
       maturities                      10.3          .6         (.2)        10.7
     Total fixed
       maturities                   1,494.6        43.1        (9.9)     1,527.8
     Total equity
        securities                    280.5        37.0        (1.1)       316.4
     Total available
        for sale                   $1,775.1       $80.1      $(11.0)    $1,844.2
                                   ========       =====      ======     ========

     Net unrealized investment losses at December 31, 1994 of $97.5 million are net of deferred income tax credit of $40.1 million and a $20.2 after-tax deferred policy acquisition cost adjustment. Net unrealized investment gains at December 31, 1993 of $23.6 million are net of a deferred income tax charge of $12.3 million.

     The amortized cost and fair value of fixed maturities, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      (millions)

     Held to maturity:                               December 31, 1994
                                                    Amortized     Fair
                                                       Cost       Value

     Due in one year or less                       $   14.1    $   14.3
     Due after one year through five years            135.2       134.8
     Due after five years through ten years           753.4       692.5
     Due after ten years                              531.2       510.8
     Mortgage-backed securities                     1,589.8     1,437.6

           Total held to maturity                  $3,023.7    $2,790.0
                                                   ========    ========


     Available for sale:                            December 31, 1994
                                                   Amortized     Fair
                                                      Cost       Value

     Due in one year or less                       $   52.1    $   52.5
     Due after one year through five years            344.2       340.2
     Due after five years through ten years           475.1       441.7
     Due after ten years                               75.7        70.7
     Mortgage-backed securities                     1,118.3     1,005.4

          Total available for sale                 $2,065.4    $1,910.5
                                                   ========    ========

     Securities on deposit for regulatory authorities as required by law amounted to $31.1 million and $31.5 million at December 31, 1994 and 1993, respectively.

     At December 31, 1994 and 1993, respectively, Life of Virginia had $5.9 million and $10.0 million of non-income producing investments.

     Commercial mortgage loans represent over 96% of total mortgage loans at December 31, 1994 and 1993. Mortgage loans on real estate and real estate in the South Atlantic region totaled $288.0 million and $26.8 million, respectively, at December 31, 1994 and $269.1 and $27.9 million, respectively, at December 31, 1993.

4.   Income Tax

     Beginning in 1992, Life of Virginia was included in the consolidated life-nonlife federal income tax return of Aon Corporation and its principal domestic subsidiaries. In accordance with intercompany policy, Life of Virginia provides taxes on income based on a separate company basis.

     The Omnibus Budget Reconciliation Act of 1993 changed Life of Virginia's prevailing federal income tax rate from 34% to 35% effective January 1, 1993. The application of the 35% tax rate to the December 31, 1992 deferred income tax liability balance resulted in a $2.3 million increase in federal income tax expense for 1993. A reconciliation of the income tax provisions based on the statutory corporate tax rate to the provisions reflected in the consolidated financial statements is as follows:
                                                 1994       1993      1992

     Statutory tax rate                         35.0%      35.0%     34.0%
     Tax-exempt investment income deductions    (0.9)      (0.6)     (1.0)
     Increase in deferred taxes due to
       enacted rate increase from 34% to 35%     -          1.8       -
     Reversal of overaccrual of prior taxes    (13.3)       -         -
     Other - net                                (3.5)      (0.2)      5.0

     Effective tax rate                         17.3%      36.0%     38.0%
                                                =====      =====     =====


     Significant components of Life of Virginia's deferred tax liabilities and assets as of December 31 are as follows (in millions):

                                                1994       1993
     Deferred tax liabilities:
       Policy acquisition costs               $116.2     $119.3
        Employee benefits                         9.4        9.9
        Other                                    38.4       44.4
          Total deferred tax liabilities        164.0      173.6
      Deferred tax assets:
        Insurance reserve amounts                66.2       86.7
        Unrealized investment losses             40.1        -
        Other                                    36.7       17.4
          Total deferred tax assets             143.0      104.1
      Net deferred tax liabilities             $ 21.0     $ 69.5
                                               ======     ======

     As of December 31, 1994 the deferred tax asset relating to unrealized investment losses is net of a $15 million valuation allowance that was provided directly in stockholders' equity in 1994. No valuation allowance was provided at December 31, 1993.

     Prior to 1984, life insurance companies were required to accumulate certain untaxed amounts in a memorandum "policyholders' surplus account." Under the Tax Reform Act of 1984, the "policyholders' surplus account" balances were "capped" at December 31, 1983 and the balances will be taxed only to the extent distributed to stockholders or when they exceed certain prescribed limits. As of December 31, 1994, the "policyholders' surplus account" of Life of Virginia's life insurance subsidiary approximates $13.5 million. Life of Virginia's life insurance subsidiary does not intend to make any taxable distributions or exceed the prescribed limits in the foreseeable future; therefore, no income tax provision has been made for those purposes. However, if such taxes were assessed, the amount of tax payable would be $4.7 million.

     The amount of income taxes paid for 1994, 1993 and 1992 was $56.7 million, $65.6 million and $38.1 million, respectively.

     Effective January 1, 1992, Life of Virginia changed its method of accounting for income taxes from the deferred method to the liability method required by Statement No. 109, "Accounting for Income Taxes." The cumulative effect of adopting Statement 109 for periods prior to January 1, 1992 was to increase 1992 net income by $20.2 million.

5.   Reinsurance amd Claim Reserves

     Life of Virginia is involved in both the cession and assumption of reinsurance with other companies. Life of Virginia's reinsurance consists primarily of short-duration contracts that are entered into with numerous automobile dealerships, financial institutions, and related party reinsurance as described in Note 9. Life of Virginia would remain liable to the extent that the reinsuring companies are unable to meet their obligations. Ceded premiums earned were $193.7 million, $204.3 million and $180.2 million for 1994, 1993, and 1992, respectively, while ceded premiums written were $196.3 million and $214.2 million for 1994 and 1993, respectively. Assumed premiums earned were $8.3 million, $13.7 million and $16.4 million for 1994, 1993 and 1992, respectively, while assumed premiums written were $8.7 million and $12.5 million for 1994 and 1993, respectively. Benefits to policyholders are net of reinsurance recoveries of $102.1 million and $113.5 million during 1994 and 1993, respectively.

     Activity in the liability for policy and contract claims is summarized as follows:

     (millions)                               Years ended December 31
                                               1994    1993     1992

     Liabilities at beginning of year        $  92.9  $ 78.9  $  76.8
     Incurred losses                           147.9   160.2    163.7
     Deduct payment of claims:
       Current year claims                    (107.2)  (97.2)  (109.4)
       Prior years claims                      (52.5)  (49.0)   (52.2)
     Liability released through reinsurance    (51.7)    -        -
     Liabilities at end of year
       (net of insurance recoverables:
         1994 - 54.4, 1993 - 17.0)           $  29.4  $ 92.9  $  78.9
                                             =======  ======  =======

6.   Stockholder's Equity

     Generally, the capital and surplus of Life of Virginia available for transfer to Aon are limited to the amounts that the statutory capital and surplus exceed minimum statutory capital requirements; however, payments of the amounts as dividends may be subject to approval by regulatory authorities. Non-cash dividends paid in 1993 and 1992 were recorded at Life of Virginia's basis in the underlying assets.

     Net income, as determined using statutory accounting practices, amounted to $58.2 million, $89.3 million and $75.4 million for the years ended December 31, 1994, 1993 and 1992, respectively. Statutory stockholder's equity amounted to $400.6 million and $377.9 million at December 31, 1994 and 1993, respectively.

7.   Employee Benefits

     Savings Plan

     Life of Virginia participates in Aon's contributory savings plan for the benefit of salaried and commissioned employees. Provisions made for the savings plan were $1.2 million, $1.1 million and $1.0 million for 1994, 1993 and 1992, respectively.

     Employee Stock Ownership Plan

     Aon maintains a leveraged ESOP for the benefit of salaried and certain commissioned employees. Shares are allocated to eligible employees over a period of ten years through 1998. Contributions to the ESOP for 1994, 1993 and 1992 charged to Life of Virginia's operations amounted to $.6 million, $.7 million, and $.8 million, respectively.

     Pension Plan

     Life of Virginia participates in Aon's non-contributory defined benefit pension plan providing retirement benefits for salaried employees and certain commissioned employees based on years of service and salary. Aon's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as Aon determines to be appropriate from time to time. The components of net periodic pension cost and benefit obligations of the Aon defined benefit plan are not separately available for Life of Virginia. In connection with Life of Virginia's participation in the Aon defined benefit plan, net pension credits of $3.1 million were recorded in 1994 and 1993, and $2.2 million in 1992.

     Postretirement Benefits Other Than Pensions

     Aon sponsors two defined benefit postretirement health and welfare plans in which Life of Virginia participates that cover both salaried and nonsalaried employees. One plan provides medical benefits, prior to and subsequent to Medicare eligibility, and the other provides life insurance benefits. The postretirement health care plan is contributory, with retiree contributions adjusted annually; the life insurance plan is noncontributory. Both plans are funded on a pay-as-you-go basis.

     In 1993, the accounting for the health care plan reflects changes in the future cost-sharing provisions of the plan. These changes limit the employer's liability for future plan cost increases in any year to 5% per annum. In prior years, Aon anticipated that the retiree's share of future cost would increase at the same rate as the employer's share.

     In 1992, Aon and Life of Virginia adopted Statement No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The effect of adopting the new rules increased Life of Virginia's 1992 net periodic postretirement benefit cost by $2.2 million to $2.4 million. The net periodic postretirement benefit cost for 1994 and 1993 were $1.3 million and $2.0 million, respectively. Life of Virginia's share of the cumulative effect of adopting Statement No. 106 is $3.8 million, which is net of income taxes of $2.0 million, and is recorded in the 1992 statement of income. The cumulative effect recorded represents Life of Virginia's share of Aon's postretirement benefit cost, less the January 1, 1992 amount of the postretirement health care and life benefit liability previously recorded. The total recorded amount represents the cumulative postretirement benefit obligation for periods prior to January 1, 1992.


8.   Lease Commitments

     Life of Virginia has noncancelable operating leases for certain office space, equipment and automobiles. Future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1994 are as follows:
                   (millions)                 Minimum Lease Payments

                     1995                             $ 3.6
                     1996                               2.7
                     1997                               2.1
                     1998                               1.8
                     1999                               1.4
                     Later years                        4.7

                     Total minimum payments required  $16.3
                                                      =====

     Rental expenses for all operating leases for the years ended December 31, 1994, 1993, and 1992 amounted to $5.1 million, $4.5 million, and $3.3 million, respectively.



9.   Related Party Transactions

     Life of Virginia pays investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $37.8 million, $33.5 million and $26.7 million for 1994, 1993, and 1992, respectively. Life of Virginia charges affiliates for certain services and for the use of facilities and equipment which aggregated $101.2 million, $88.8 million and $54.8 million for 1994, 1993, and 1992, respectively.

     Life of Virginia deposits excess cash in an intercompany cash management fund maintained by Aon. The amount deposited at December 31, 1994 and 1993 was $61.0 million and $64.5 million, respectively. Interest earned on the fund for 1994, 1993, and 1992 was $1.4 million, $.8 million, and $1.5 million, respectively.

     At December 31, 1994 and 1993, Life of Virginia held investments in securities of certain affiliates amounting to $47.4 million and $49.7 million, respectively. Amounts included in net investment income related to these holdings totalled $3.5 million, $4.0 million and $4.2 million for 1994, 1993, and 1992, respectively.

     In December 1994, Life of Virginia exchanged common stocks with a fair value of $61.4 million and cost of $67.1 million for Combined's available for sale fixed maturities and related accrued income with fair values of $60.9 million and $.5 million, respectively. Life of Virginia recorded the fixed maturity securities at Combined's fair value of $60.9 million resulting in a $5.7 million realized loss that is reflected in the statement of income.

     In December 1994, Life of Virginia ceded to Combined $406.6 million of its Guaranteed Investment Contract liabilities. In conjunction with the liability cession, Life of Virginia transferred to Combined available for sale fixed maturities with a fair value of $278.1 million and a cost of $287.2 million and preferred stock with a fair value of $110.5 million and a cost of $119.7 million. There was no effect on net income.

     In July 1994, Life of Virginia ceded to Union Fidelity Life Insurance Company ("UFLIC") $280.7 million of its credit life and health reserves and associated acquisition costs of $107.0 million. In conjunction with the liability cession, Life of Virginia transferred to UFLIC the following invested assets in November 1994:

     (millions)
                               Amortized
                                  Cost                    Accrued
                                or Cost       Market      Interest

     Fixed maturities:
       Held to maturity         $ 22.3       $ 19.6        $ .5
       Available for sale        212.3        203.7         4.0

     Preferred stock              66.9         66.0         -
     Common stock                  3.8          7.7         -

      Totals                    $305.3       $297.0        $4.5
                                ======       ======        ====

     Included in receivable from affiliate is $107.0 million from UFLIC related to the acquisition costs.

     This transaction resulted in a $29.1 million loss which is reflected as a $20.8 million reduction in premiums ceded and an $8.3 million realized loss on investments.

     Premiums, benefits to policyholders, and commissions and general expenses ceded to UFLIC during the second six months of 1994 amounted to $35.0 million, $14.4 million, and $14.2 million, respectively. These amounts have been classified as a receivable from affiliate.

     In 1993, Life of Virginia formed and then purchased all 100 outstanding shares of Newco for $100. Life of Virginia then transferred to Newco, in the form of a capital contribution, certain properties, including all company-occupied properties, which had a book value of $24.5 million. The Newco common stock was then sold to Combined for $21.5 million. A realized loss of $3.0 million has been included in the consolidated statement of income.

10.  Litigation

     Life of Virginia is subject to numerous claims and lawsuits that arise in the ordinary course of business. In some of these cases the remedies that may be sought or damages claimed are substantial, including cases that seek punitive or extraordinary damages. Accruals for these lawsuits have been provided to the extent that losses are deemed probable and are estimable. Although the ultimate outcome of these suits cannot be ascertained and liabilities in indeterminate amounts may be imposed on Life of Virginia, on the basis of present information, availability of insurance coverages, and advice received from counsel, it is the opinion of management that the disposition or ultimate determination of such claims and lawsuits will not have a material adverse effect on the consolidated financial position of Life of Virginia.

11.  Segment Information

     Life of Virginia operates primarily in the life insurance industry offering life and annuity, and accident and health products.
     Significant data concerning these segments are as follows:

     (millions)                                 Years ended December 31
                                                 1994      1993      1992

     Revenues
       Life and Annuity                       $  655.6  $  666.8  $  649.5
       Accident and Health                        14.9      53.9      52.5
       Corporate and Other                        32.9      62.2      49.5
                                              $  703.4  $  782.9  $  751.5
                                              ========  ========  ========

     Income (loss) Before Income Tax
       Life and Annuity                       $   76.7  $   73.1  $   60.0
       Accident and Health                       (11.5)      6.0       3.4
       Corporate and Other                        23.2      49.3      23.4
                                              $   88.4  $  128.4  $   86.8
                                              ========  ========  ========

     Identifiable Assets
       Life and Annuity                       $7,182.7  $6,943.1  $5,862.6
       Accident and Health                       241.1     251.3     228.6
       Corporate and Other                       926.0   1,035.0   1,035.3
                                               $8,349.8  $8,229.4  $7,126.5
                                               ========  ========  ========

     The above results include allocations of investment income and certain expense elements considered reasonable under the circumstances. Other acceptable methods of allocation might produce different results.

12.  Financial Instruments

     Derivative Financial Instruments

     Life of Virginia uses derivative financial instruments ("derivatives") for purposes other than trading. Interest rate swap agreements are used primarily to manage asset and liability durations relating to capital accumulation life and annuity business. As of December 31, 1994, Life of Virginia was paying fixed rates and receiving variable rates on interest rate swap contracts, with a notional amount of $750.0 million, with the effect of lengthening liability durations.
     As of December 31, 1993, Life of Virginia was paying variable rates and receiving fixed rates on interest rate swap contracts with a notional amount of $200.0 million. The net effect of interest rate swap payments is settled periodically and reported in investment income. There is no settlement of underlying notional amounts.

     The interest rates on Life of Virginia's principal outstanding swaps at December 31 are presented below:

                       Pay      Receive       Receive        Pay
                      Fixed     Variable       Fixed       Variable

     1994         7.7 - 8.3%     7.8%          -             -
     1993             -           -        6.1 - 6.3%    3.4 - 3.5%

     Life of Virginia performs frequent analysis to measure the degree of correlation associated with its derivative programs. Life of Virginia assesses the adequacy of the correlation analysis results in determining whether the derivatives qualify for hedge accounting. Realized gains and losses on derivatives that qualify as hedges are deferred and reported as an adjustment of the cost basis of the hedged item. Deferred gains and losses are amortized into income over the life of the hedged item. Outstanding derivatives that are hedges of items carried at fair value are reflected in the financial statements with the derivatives' fair value reported as unrealized gains and losses directly in stockholder's equity.

     As of December 31, 1994, the principal swaps have maturities ranging from October 1998 to October 2000 and variable rates based on the five-year treasury rate. As of December 31, 1993, Life of Virginia paid variable rates based on the three and six month LIBOR index.

     Life of Virginia is exposed to credit risk of derivative contracts in the event of nonperformance by the counterparties to the financial instruments. The credit risk is generally limited to the fair value of those contracts that are favorable to Life of Virginia. Life of Virginia has limited its credit risk by restricting its investments in derivative contracts to a diverse group of highly rated major financial institutions. See Note 1 regarding the methods and assumptions used to estimate fair market value for financial instruments.

     Other Financial Instruments

     Life of Virginia has certain investment commitments to provide capital and fixed-rate loans as well as certain forward contract purchase commitments. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 1994 and 1993, totaled $32.1 million and $447.2 million, respectively.

     Fair Value of Financial Instruments

     Accounting standards require the disclosure of fair values for certain financial instruments. The fair value disclosures are not intended to encompass the majority of policy liabilities, various other non-financial instruments, or other intangible items related to Life of Virginia's business. Accordingly, care should be exercised in deriving conclusions about Life of Virginia's business or financial condition based on the fair value disclosures.

     The carrying value and fair value of certain of Life of Virginia's financial instruments are as follows:

      (millions)                                 As of December 31
                                              1994               1993

                                       Carrying   Fair    Carrying   Fair
                                         Value    Value     Value    Value
     Assets:
       Fixed maturities and equity
          securities (Note 3)          $5,059.4 $4,825.7  $5,676.1 $5,852.7
        Mortgage loans on real estate     527.6    530.8     508.1    576.2
        Policy loans                      165.3    162.0     156.9    154.5
        Cash, short-term investments,
          and receivables                 621.0    621.0     416.3    416.3
        Derivatives                         -        -         -        5.8

      Liabilities:
        Investment type insurance
          contracts                     3,380.3  3,295.5   3,721.1  3,736.4
        Commissions and general
          expenses                         46.9     46.9      38.4     38.4
        Derivatives                         -        3.7       -        -

13.  Subsequent Events

     In January 1995, Life of Virginia ceded to Combined $600 million of its Single Premium Deferred Annuity liabilities. In conjunction with the liability cession, Life of Virginia transferred to Combined available for sale fixed maturities with a fair value of $436.1 million and cost of $501.4 million and held to maturity fixed maturities with a fair value of $81.4 million and a cost of $95.1 million. In addition, $5.5 million of accrued income related to the assets above was transferred to Combined.

     In January 1995, Life of Virginia dividended 100% of its Globe Life Insurance Company ("Globe") common stock to Combined. At December 31, 1994, Globe had total assets of $954.9 million, total liabilities of $765.7 million and total stockholder's equity of $189.2 million.

     In January 1995, Life of Virginia received from Combined, in the form of a capital contribution, $39.9 million of fixed maturities that will be classified as held to maturity.

                                         APPENDIX
     Illustrations of Death Benefits, Cash Values and Surrender Values

 The following tables illustrate how the Surrender Value, Cash Value and Death Benefit of a Policy change with the investment experience of Separate Account II and with changes in the cost of insurance rates and administrative charges. The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated. The tables are also based on the assumption that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and that no policy loans or partial surrenders have been made. Upon request, Life of Virginia will provide an illustration based upon the proposed Insured's age, sex and underwriting classification, the proposed Specified Amount of insurance, and the frequency and amount of proposed premium payments.

 The tables on the following pages illustrate a Policy issued to a male, age 40, with an initial Specified Amount of $50,000 (of insurance) and premium payments of $600 per year. The second column of the illustrations shows the accumulated value of the premiums paid at the stated interest rate. The remaining columns illustrate the Surrender Value, Cash Value and Death Benefit of a Policy over the designated period under varying assumptions of investment rates of return, underwriting risk classification, cost of insurance and death benefit option. Policy values also take into account the charges deducted from premium payments and Cash Value (See Charges and Deductions, p. 30).

 The maximum cost of insurance rates allowable under the Policy (shown in the illustrations as "guaranteed") are based upon the 1980 Commissioners' Standard Ordinary Mortality Table. At most ages, Life of Virginia currently charges lower cost of insurance rates (shown in the illustrations as "current") and anticipates charging these rates for the foreseeable future.

  The tables differ as shown below:

             Rates of
            Investment    Underwriting     Cost of        Death
              Return          Risk        Insurance      Benefit
           Illustrated   Classification     Rates         Option         Page


            0,6 & 12%          PNS        Guaranteed        A            A-4
            0,6 & 12%          PNS        Guaranteed        B            A-6
            0,6 & 12%          PNS         Current          A            A-5
            0,6 & 12%          PNS         Current          B            A-7
            0,6 & 12%          NS         Guaranteed        A            A-12
            0,6 & 12%          NS         Guaranteed        B            A-14
            0,6 & 12%          NS          Current          A            A-13
            0,6 & 12%          NS          Current          B            A-15

            0,6 & 12%          PS         Guaranteed        A            A-8
            0,6 & 12%          PS        Guaranteed         B            A-10
            0,6 & 12%          PS          Current          A            A-9
            0,6 & 12%          PS          Current          B            A-11
            0,6 & 12%           S         Guaranteed        A            A-16
            0,6 & 12%           S         Guaranteed        B            A-18
            0,6 & 12%           S          Current          A            A-17
            0,6 & 12%           S          Current          B            A-19

*Underwriting risk classification "PNS" means Preferred Nonsmoker, "NS" means nonsmoker, "PS" means preferred smoker, and "S" means smoker.

 The illustrations using the maximum cost of insurance rates will show the minimum values that would be available under the Policy's terms based on assumed investment rates of return of 0, 6 or 12%. The surrender values, cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0, 6 or 12%, over a period of years, but fluctuated above and below those averages during that period. Illustrations using these rates also use the maximum monthly administrative charge after the first policy year.

 The illustrations using the cost of insurance rates currently charged by Life of Virginia assume those current cost of insurance rates are continued for the entire period indicated. Although Life of Virginia currently makes deductions for cost of insurance based upon the current rates, and anticipates continuing such practice for the foreseeable future, THERE IS NO GUARANTEE THAT SUCH RATES WILL BE CONTINUED. At the discretion of Life of Virginia, the rates could be increased or decreased, based upon its estimate of expected mortality. Thus, the values in the third through the eleventh columns of those illustrations using current cost of insurance rates indicate values that would be available, assuming the stated investment rates of return, if the current rate of cost of insurance and monthly administrative charges were continued. THOSE COLUMNS DO NOT ILLUSTRATE VALUES THAT WOULD BE GUARANTEED IF THE HYPOTHETICAL INVESTMENT RATES OF RETURN WERE EARNED.

 The amounts shown for the Surrender Value, Cash Value, and Death Benefit reflect the fact that the net investment return of the Subdivision is lower than the gross return on the assets held in the particular Fund as a result of expenses paid by it and charges levied against the Investment Subdivision. The illustrations take into account a charge of 0.60%, which represents the average investment advisory fee of the Funds, and a charge of .25%, which represents the average annual expenses of the Funds. Assumed charges for fees and expenses, as an annual percentage of the average daily net assets of the Funds, are based on the actual fees and expenses incurred by the funds in 1994, or on estimates as described below. Actual fees and expenses charged to a policy will depend on the Investment Subdivisions chosen by the Policyowner. The illustrations also take into account the charge by Life of Virginia to an Investment Subdivision for assuming mortality and expense risks, made daily at an annual rate of .70% of the net assets of the Investment Subdivision. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12%, correspond to approximate net annual rates of -1.55%, 4.45% and 10.45%, respectively.

 The annual fees and expenses used for all the funds in these illustrations are net of certain reimbursements and fee waivers by the Funds' investment advisors. Life of Virginia cannot guarantee that the reimbursements will continue.

  Absent reimbursements, the total annual expenses during 1994 for the portfolios of the Variable Insurance Products Fund were 0.27% for Money Market Portfolio, 0.71% for High Income Portfolio, 0.60% for Equity-Income Portfolio, 0.70% for Growth Portfolio, and 0.92% for Overseas Portfolio.

  Absent reimbursements, the total annual expenses during 1994 for the Asset Manager Portfolio of Variable Insurance Products Fund II were 0.81%.

  The Contrafund Portfolio was recently organized and has no operating history. Based on the Group Management Fees for October 1994 as described in the VIPF II prospectus, the total management fee for 1994 would have been 0.62% of the portfolio's average net assets. The VIPF II has provided an estimate for 1995 of 0.27% for other expenses. The adviser has voluntarily agreed to reimburse the portfolio to the extent that total expenses exceed 1.00%. The adviser can terminate this voluntary reimbursement at any time. Life of Virginia does not represent that this estimate is true and complete, and disclaims all responsibility for such figures. Actual expenses may be greater or less than those shown.

  The anticipated annual management fees and other expenses for the portfolios of the Neuberger & Berman Advisers Management Trust are .97% for the Balanced Portfolio, .91% for the Growth Portfolio, and .73% for the Limited Maturity Bond Portfolio.

  Until May 1, 1995, the Portfolios of the Advisers Management Trust had a Distribution Plan pursuant to Rule 12b-1 which provided for the reimbursement of Neuberger & Berman Management for certain Trust distribution expenses up to a maximum of 0.25% on an annual basis of each Portfolio's average daily net assets. The anticipated annual expenses shown above would be increased by the following percentages if the 12b-1 fees for the months of January through April, 1995 were taken into account: 0.02% for the Balanced Portfolio; 0.02% for the Growth Portfolio; and 0.02% for the Limited Maturity Bond Portfolio.


  Absent reimbursements, the management fees and other expenses during 1994 for the portfolios of Life of Virginia Series Fund would have been 1.16% for Common Stock Index Portfolio, .81% for Government Securities Portfolio, .71% for Money Market Portfolio, and .77% for Total Return Portfolio.

  Since the International Equity Portfolio and the Real Estate Securities Portfolio were recently organized and have no operating history, the expenses for these portfolios are estimates provided by the Fund. The estimated total annual expenses are 1.75% for International Equity Portfolio, and 1.50% for Real Estate Securities Portfolio. Actual expenses may be different than those shown.

  The management fees and other expenses during 1994 for the portfolios of Oppenheimer Variable Account Funds were .50% for Oppenheimer Money Fund, .81% for Oppenheimer High Income Fund, .81% for Oppenheimer Bond Fund, .80% for Oppenheimer Capital Appreciation Fund, .79% for Oppenheimer Multiple Strategies Fund; and .81% for Oppenheimer Growth Fund.

  Absent certain expense waivers, the total annual expenses for the portfolios of the Janus Aspen Series would have been 1.22% for Growth Portfolio, 1.28% for Aggressive Growth Portfolio, and 1.49% for Worldwide Growth Portfolio for the fiscal year ended December 31, 1994.

  The total annual expenses for the Utility Fund and the Corporate Bond Fund are 0.85% and 0.80%, respectively, of the average daily net assets. The adviser has agreed to waive all or a portion of its fee so that the total annual expenses would not exceed 0.85% of average net assets for the Utility Fund and 0.80% of average net assets for the Corporate Bond Fund. The adviser can terminate this voluntary waiver at any time at its sole discretion. Without this waiver, the advisory fee would be 0.75% of average annual net assets for the Utility Fund and 0.60% of average annual net assets for the Corporate Bond Fund, and the total annual expenses for the Utility Fund and the Corporate Bond Fund would be 1.60% and 1.40%, respectively, of average net assets.

 All of the information used to determine average fees and expenses for the illustrations was provided by the Funds. In some cases, estimates were substituted by the Funds for the actual fees and expenses. Life of Virginia does not represent that such estimates are true and complete, and disclaims all responsibility for these figures.

 The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against Separate Account II, since Life of Virginia is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12%, by an amount sufficient to cover the tax charges in order to produce the surrender values, cash values, and death benefits illustrated (See Federal Tax Matters, p. 35).

 The tables do not reflect the increased premium required for underwriting risk classes with anticipated mortality in excess of non-smoker (standard); if such tables were shown they would indicate for otherwise identical Polices higher cost of insurance charges and lower cash values and surrender values. The tables also do not reflect any reduction in sales charges available to certain groups (See Reduction of Charges for Group Sales, p. 32); if the reduced charges were illustrated they would show increased cash values and surrender values.
The cost of insurance could be reduced, and/or the death benefit increased (under Option A) depending on how the reductions in administrative charges and mortality costs were applied.
[CAPTION]


                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
          Premiums     Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of   Accumulated   Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy  At 5% Interest Surrender   Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year     Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit

  1      630               62    362   50,362       89     389   50,389     116             416  50,416
  2    1,292              285    615   50,615      359     689   50,689     436             766  50,766
  3    1,986              549    856   50,856      685     993   50,993     835           1,142  51,142
  4    2,715              798  1,083   51,083    1,015   1,300   51,300   1,262           1,547  51,547
  5    3,481            1,033  1,296   51,296    1,347   1,609   51,609   1,721           1,983  51,983

  6    4,285            1,283  1,493   51,493    1,710   1,920   51,920   2,242           2,452  52,452
  7    5,129            1,516  1,673   51,673    2,073   2,231   52,231   2,797           2,955  52,955
  8    6,016            1,732  1,837   51,837    2,435   2,540   52,540   3,390           3,495  53,495
  9    6,947            1,930  1,982   51,982    2,795   2,848   52,848   4,023           4,076  54,076
 10    7,924            2,108  2,108   52,108    3,151   3,151   53,151   4,698           4,698  54,698

 15   13,594            2,477  2,477   52,477    4,635   4,635   54,635   8,670           8,670  58,670
 20   20,832            1,938  1,938   51,938    5,466   5,466   55,466  14,035          14,035  64,035

 25   30,068             *      *        *       4,802   4,802   54,802  20,910          20,910  70,910
 30   41,856             *      *        *       1,025   1,025   51,025  28,824          28,824  78,824
 35   56,902             *      *        *        *       *        *     36,218          36,218  86,218


*   In the absence of an additional premium, the Policy would lapse.


(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                        0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                        Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
         Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated     Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy At 5% Interest   Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year    Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit
  1      630               62    362   50,362       89     389   50,389     116             416  50,416
  2    1,292              357    687   50,687      433     763   50,763     512             842  50,842
  3    1,986              690    998   50,998      836   1,144   51,144     995           1,303  51,303
  4    2,715            1,009  1,294   51,294    1,246   1,531   51,531   1,516           1,801  51,801
  5    3,481            1,319  1,581   51,581    1,669   1,931   51,931   2,083           2,346  52,346

  6    4,285            1,654  1,864   51,864    2,139   2,349   52,349   2,738           2,948  52,948
  7    5,129            1,984  2,142   52,142    2,628   2,786   52,786   3,455           3,612  53,612
  8    6,016            2,311  2,416   52,416    3,136   3,241   53,241   4,242           4,347  54,347
  9    6,947            2,633  2,685   52,685    3,665   3,718   53,718   5,105           5,158  55,158
 10    7,924            2,951  2,951   52,951    4,215   4,215   54,215   6,054           6,054  56,054

 15   13,594            4,281  4,281   54,281    7,137   7,137   57,137  12,254          12,254  62,254
 20   20,832            5,223  5,223   55,223   10,445  10,445   60,445  22,084          22,084  72,084

 25   30,068            5,325  5,325   55,325   13,673  13,673   63,673  37,225          37,225  87,225
 30   41,856            3,984  3,984   53,984   16,047  16,047   66,047  60,245          60,245 110,245
 35   56,902              203    203   50,203   16,070  16,070   66,070  94,735          94,735 144,735


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
        Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost ofInsurance Rates (2) (3)
Policy  At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash         Death
 Year   Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value       Benefit

  1      630              63    363     50,000     90     390   50,000     118              418      50,000
  2    1,292             300    618     50,000    374     692   50,000     451              769      50,000
  3    1,986             554    862     50,000    692     999   50,000     842            1,150      50,000
  4    2,715             807  1,092     50,000  1,025   1,310   50,000   1,275            1,560      50,000
  5    3,481           1,046  1,309     50,000  1,364   1,626   50,000   1,742            2,004      50,000

  6    4,285           1,301  1,511     50,000  1,734   1,944   50,000   2,274            2,484      50,000
  7    5,129           1,541  1,698     50,000  2,107   2,265   50,000   2,844            3,001      50,000
  8    6,016           1,764  1,869     50,000  2,482   2,587   50,000   3,456            3,561      50,000
  9    6,947           1,971  2,023     50,000  2,857   2,909   50,000   4,114            4,167      50,000
 10    7,924           2,159  2,159     50,000  3,231   3,231   50,000   4,821            4,821      50,000

 15   13,594           2,603  2,603     50,000  4,878   4,878   50,000   9,141            9,141      50,000
 20   20,832           2,181  2,181     50,000  6,078   6,078   50,000  15,565           15,565      50,000

 25   30,068             311    311     50,000  6,134   6,134   50,000  25,462           25,462      50,000
 30   41,856            *      *          *     3,467   3,467   50,000  41,860           41,860      50,000
 35   56,902            *      *          *      *       *        *     70,057           70,057      74,961


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                      0% Assumed Hypothetical            6% Assumed Hypothetical        12% Assumed Hypothetical
                      Gross Annual Investment            Gross Annual Investment        Gross Annual Investment
         Premiums     Return with Guaranteed             Return with Guaranteed         Return with Guaranteed
End of  Accumulated   Cost of Insurance Rates (2)(3)     Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year    Per Year     Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit

  1      630             63       363  50,000     90       390   50,000     118             418  50,000
  2    1,292            372       690  50,000    448       766   50,000     528             846  50,000
  3    1,986            696     1,004  50,000    843     1,151   50,000   1,003           1,310  50,000
  4    2,715          1,019     1,304  50,000  1,258     1,543   50,000   1,530           1,815  50,000
  5    3,481          1,333     1,596  50,000  1,687     1,950   50,000   2,106           2,368  50,000

  6    4,285          1,674     1,884  50,000  2,166     2,376   50,000   2,772           2,982  50,000
  7    5,129          2,011     2,168  50,000  2,664     2,822   50,000   3,504           3,661  50,000
  8    6,016          2,344     2,449  50,000  3,184     3,289   50,000   4,309           4,414  50,000
  9    6,947          2,674     2,727  50,000  3,727     3,779   50,000   5,196           5,248  50,000
 10    7,924          3,001     3,001  50,000  4,292     4,292   50,000   6,172           6,172  50,000

 15   13,594          4,388     4,388  50,000  7,338     7,338   50,000  12,634          12,634  50,000
 20   20,832          5,432     5,432  50,000 10,921    10,921   50,000  23,195          23,195  50,000

 25   30,068          5,734     5,734  50,000 14,815    14,815   50,000  40,547          40,547  50,000
 30   41,856          4,727     4,727  50,000 18,745    18,745   50,000  69,153          69,153  80,217
 35   56,902          1,285     1,285  50,000 22,205    22,205   50,000 115,562         115,562 123,652


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                      0% Assumed Hypothetical            6% Assumed Hypothetical        12% Assumed Hypothetical
                      Gross Annual Investment            Gross Annual Investment        Gross Annual Investment
         Premiums     Return with Guaranteed             Return with Guaranteed         Return with Guaranteed
End of  Accumulated   Cost of Insurance Rates (2)(3)     Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year    Per Year     Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit

  1      630             0      280   50,280        5     305   50,305      29              329  50,329
  2    1,292           101      441   50,441      164     504   50,504     230              570  50,570
  3    1,986           263      579   50,579      374     690   50,690     497              813  50,813
  4    2,715           399      691   50,691      569     861   50,861     765            1,058  51,058
  5    3,481           509      778   50,778      746   1,015   51,015   1,033            1,301  51,301

  6    4,285           620      835   50,835      932   1,147   51,147   1,326            1,541  51,541
  7    5,129           703      864   50,864    1,094   1,255   51,255   1,615            1,776  51,776
  8    6,016           754      861   50,861    1,230   1,337   51,337   1,896            2,004  52,004
  9    6,947           774      827   50,827    1,336   1,390   51,390   2,167            2,221  52,221
 10    7,924           758      758   50,758    1,408   1,408   51,408   2,423            2,423  52,423

 15   13,594          *        *        *         897     897   50,897   3,123            3,123  53,123
 20   20,832          *        *        *        *       *        *      2,126            2,126  52,126

 25   30,068          *        *        *        *       *        *       *                *       *
 30   41,856          *        *        *        *       *        *       *                *       *
 35   56,902          *        *        *        *       *        *       *                *       *

*   In the absence of an additional premium, the Policy would lapse.

(1)
    The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2)
    The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3)
    The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                            A-8


                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)
                                                                                                 $600

                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
        Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy  At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year   Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit
  1      630        0    280   50,280        5     305   50,305      29     329  50,329
  2    1,292      173    513   50,513      238     578   50,578     306     646  50,646
  3    1,986      410    726   50,726      531     847   50,847     663     979  50,979
  4    2,715      644    936   50,936      836   1,128   51,128   1,055   1,347  51,347
  5    3,481      875  1,143   51,143    1,153   1,422   51,422   1,485   1,754  51,754

  6    4,285    1,132  1,347   51,347    1,514   1,729   51,729   1,988   2,203  52,203
  7    5,129    1,387  1,548   51,548    1,888   2,049   52,049   2,538   2,699  52,699
  8    6,016    1,638  1,746   51,746    2,277   2,384   52,384   3,139   3,247  53,247
  9    6,947    1,886  1,940   51,940    2,680   2,734   52,734   3,798   3,852  53,852
 10    7,924    2,132  2,132   52,132    3,099   3,099   53,099   4,520   4,520  54,520

 15   13,594    2,848  2,848   52,848    4,978   4,978   54,978   8,853   8,853  58,853
 20   20,832    2,705  2,705   52,705    6,387   6,387   56,387  14,913  14,913  64,913

 25   30,068    1,310  1,310   51,310    6,681   6,681   56,681  23,192  23,192  73,192
 30   41,856     *      *        *       4,612   4,612   54,612  34,019  34,019  84,019
 35   56,902     *      *        *        *       *        *     47,478  47,478  97,479

*   In the absence of an additional premium, the Policy would lapse.

(1)
    The values illustrated assume a $600 premium is paid at the beginning of each policy year.  Values would be different if premiums are paid with a different frequency or in different amounts.

(2)
    The values and benefits are as of the end of the year shown.  They assume that no policy loans or withdrawals have been made.  Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3)
    The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia.  Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE
    CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF
    VIRGINIA.  Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual
    Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A
REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF
INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS.
THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE
CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%.  THE DEATH BENEFIT
AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT
FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.  NO
REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE
HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

                                            A-9


                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)
                                                                                                 $600

                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
        Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy  At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year   Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit

  1      630        0    282   50,000        6     306   50,000      31     331  50,000
  2    1,292      105    445   50,000      168     508   50,000     235     575  50,000
  3    1,986      271    587   50,000      383     700   50,000     508     824  50,000
  4    2,715      412    704   50,000      584     877   50,000     784   1,076  50,000
  5    3,481      527    796   50,000      769   1,038   50,000   1,062   1,331  50,000

  6    4,285      645    860   50,000      965   1,180   50,000   1,370   1,585  50,000
  7    5,129      735    896   50,000    1,139   1,300   50,000   1,678   1,839  50,000
  8    6,016      794    902   50,000    1,289   1,397   50,000   1,983   2,091  50,000
  9    6,947      823    876   50,000    1,413   1,467   50,000   2,285   2,338  50,000
 10    7,924      816    816   50,000    1,504   1,504   50,000   2,578   2,578  50,000

 15   13,594     *      *        *       1,127   1,127   50,000   3,632   3,632  50,000
 20   20,832     *      *        *        *       *        *      3,430   3,430  50,000

 25   30,068     *      *        *        *       *        *        *      *       *
 30   41,856     *      *        *        *       *        *       *       *       *
 35   56,902     *      *        *        *       *        *       *       *       *


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)
                                                                                                 $600

                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
        Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy  At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year   Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit

  1      630           0    282   50,000        6        306      50,000      31           331      50,000
  2    1,292         177    517   50,000      243        583      50,000     311           651      50,000
  3    1,986         418    735   50,000      541        857      50,000     674           991      50,000
  4    2,715         657    950   50,000      852      1,145      50,000   1,075         1,367      50,000
  5    3,481         894  1,163   50,000    1,178      1,447      50,000   1,516         1,785      50,000

  6    4,285       1,159  1,374   50,000    1,548      1,763      50,000   2,033         2,248      50,000
  7    5,129       1,421  1,582   50,000    1,935      2,096      50,000   2,601         2,763      50,000
  8    6,016       1,680  1,788   50,000    2,337      2,445      50,000   3,226         3,333      50,000
  9    6,947       1,938  1,992   50,000    2,757      2,811      50,000   3,913         3,967      50,000
 10    7,924       2,193  2,193   50,000    3,195      3,195      50,000   4,669         4,669      50,000

 15   13,594       2,990  2,990   50,000    5,247      5,247      50,000   9,367         9,367      50,000
 20   20,832       2,987  2,987   50,000    7,057      7,057      50,000  16,520        16,520      50,000

 25   30,068       1,764  1,764   50,000    8,157      8,157      50,000  27,860        27,860      50,000
 30   41,856        *      *        *       7,527      7,527      50,000  47,091        47,091      54,626
 35   56,902        *      *        *       3,130      3,130      50,000  79,214        79,214      84,759

*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE
    CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF
    VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual
    Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND
ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A
REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF
INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS.
THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE
CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%.  THE DEATH BENEFIT
AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL
INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT
FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.  NO
REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE
HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.

                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                      0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                      Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
         Premiums     Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated   Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year    Per Year     Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit
  1      630             62      362   50,362       89     389   50,389     116            416  50,416
  2    1,292            285      615   50,615      359     689   50,689     436            766  50,766
  3    1,986            549      856   50,856      685     993   50,993     835          1,142  51,142
  4    2,715            798    1,083   51,083    1,015   1,300   51,300   1,262          1,547  51,547
  5    3,481          1,033    1,296   51,296    1,347   1,609   51,609   1,721          1,983  51,983

  6    4,285          1,283    1,493   51,493    1,710   1,920   51,920   2,242          2,452  52,452
  7    5,129          1,516    1,673   51,673    2,073   2,231   52,231   2,797          2,955  52,955
  8    6,016          1,732    1,837   51,837    2,435   2,540   52,540   3,390          3,495  53,495
  9    6,947          1,930    1,982   51,982    2,795   2,848   52,848   4,023          4,076  54,076
 10    7,924          2,108    2,108   52,108    3,151   3,151   53,151   4,698          4,698  54,698

 15   13,594          2,477    2,477   52,477    4,635   4,635   54,635   8,670          8,670  58,670
 20   20,832          1,938    1,938   51,938    5,466   5,466   55,466  14,035         14,035  64,035

 25   30,068           *        *        *       4,802   4,802   54,802  20,910         20,910  70,910
 30   41,856           *        *        *       1,025   1,025   51,025  28,824         28,824  78,824
 35   56,902           *        *        *        *       *        *     36,218         36,218  86,218


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
        Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy  At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year   Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit

  1      630               62    362   50,362       89     389   50,389     116             416  50,416
  2    1,292              357    687   50,687      433     763   50,763     512             842  50,842
  3    1,986              690    998   50,998      836   1,144   51,144     995           1,303  51,303
  4    2,715            1,009  1,294   51,294    1,246   1,531   51,531   1,516           1,801  51,801
  5    3,481            1,313  1,575   51,575    1,663   1,925   51,925   2,077           2,339  52,339

  6    4,285            1,629  1,839   51,839    2,114   2,324   52,324   2,711           2,921  52,921
  7    5,129            1,929  2,087   52,087    2,569   2,727   52,727   3,392           3,550  53,550
  8    6,016            2,210  2,315   52,315    3,027   3,132   53,132   4,123           4,228  54,228
  9    6,947            2,474  2,526   52,526    3,489   3,541   53,541   4,911           4,963  54,963
 10    7,924            2,734  2,734   52,734    3,969   3,969   53,969   5,775           5,775  55,775

 15   13,594            3,823  3,823   53,823    6,528   6,528   56,528  11,440          11,440  61,440
 20   20,832            4,606  4,606   54,606    9,466   9,466   59,466  20,491          20,491  70,491

 25   30,068            4,413  4,413   54,413   12,064  12,064   62,064  34,158          34,158  84,158
 30   41,856            2,509  2,509   52,509   13,322  13,322   63,322  54,375          54,375 104,375
 35   56,902             *      *        *      11,341  11,341   61,341  83,549          83,549 133,549


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)
                                                                                                 $600

                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
        Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy  At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year   Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit

  1      630              63       363   50,000     90       390   50,000     118           418  50,000
  2    1,292             300       618   50,000    374       692   50,000     451           769  50,000
  3    1,986             554       862   50,000    692       999   50,000     842         1,150  50,000
  4    2,715             807     1,092   50,000  1,025     1,310   50,000   1,275         1,560  50,000
  5    3,481           1,046     1,309   50,000  1,364     1,626   50,000   1,742         2,004  50,000

  6    4,285           1,301     1,511   50,000  1,734     1,944   50,000   2,274         2,484  50,000
  7    5,129           1,541     1,698   50,000  2,107     2,265   50,000   2,844         3,001  50,000
  8    6,016           1,764     1,869   50,000  2,482     2,587   50,000   3,456         3,561  50,000
  9    6,947           1,971     2,023   50,000  2,857     2,909   50,000   4,114         4,167  50,000
 10    7,924           2,159     2,159   50,000  3,231     3,231   50,000   4,821         4,821  50,000

 15   13,594           2,603     2,603   50,000  4,878     4,878   50,000   9,141         9,141  50,000
 20   20,832           2,181     2,181   50,000  6,078     6,078   50,000  15,565        15,565  50,000

 25   30,068             311       311   50,000  6,134     6,134   50,000  25,462        25,462  50,000
 30   41,856            *         *        *     3,467     3,467   50,000  41,860        41,860  50,000
 35   56,902            *         *        *      *         *        *     70,057        70,057  74,961


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                      0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                      Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
         Premiums     Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated   Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year     Per Year    Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit
  1          630         63      363   50,000       90     390   50,000     118              418  50,000
  2        1,292        372      690   50,000      448     766   50,000     528              846  50,000
  3        1,986        696    1,004   50,000      843   1,151   50,000   1,003            1,310  50,000
  4        2,715      1,019    1,304   50,000    1,258   1,543   50,000   1,530            1,815  50,000
  5        3,481      1,328    1,590   50,000    1,681   1,944   50,000   2,100            2,362  50,000

  6        4,285      1,651    1,861   50,000    2,141   2,351   50,000   2,747            2,957  50,000
  7        5,129      1,958    2,115   50,000    2,608   2,766   50,000   3,445            3,602  50,000
  8        6,016      2,248    2,353   50,000    3,081   3,186   50,000   4,199            4,304  50,000
  9        6,947      2,522    2,575   50,000    3,561   3,613   50,000   5,016            5,068  50,000
 10        7,924      2,794    2,794   50,000    4,062   4,062   50,000   5,916            5,916  50,000

 15       13,594      3,953    3,953   50,000    6,774   6,774   50,000  11,909           11,909  50,000
 20       20,832      4,844    4,844   50,000   10,020  10,020   50,000  21,806           21,806  50,000

 25       30,068      4,858    4,858   50,000   13,348  13,348   50,000  37,987           37,987  50,000
 30       41,856      3,268    3,268   50,000   16,275  16,275   50,000  64,816           64,816  75,186
 35       56,902       *        *        *      17,817  17,817   50,000 108,255          108,255 115,833


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
        Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy  At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year   Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit
  1      630              0       280   50,280        5     305   50,305      29            329  50,329
  2    1,292            101       441   50,441      164     504   50,504     230            570  50,570
  3    1,986            263       579   50,579      374     690   50,690     497            813  50,813
  4    2,715            399       691   50,691      569     861   50,861     765          1,058  51,058
  5    3,481            509       778   50,778      746   1,015   51,015   1,033          1,301  51,301

  6    4,285            620       835   50,835      932   1,147   51,147   1,326          1,541  51,541
  7    5,129            703       864   50,864    1,094   1,255   51,255   1,615          1,776  51,776
  8    6,016            754       861   50,861    1,230   1,337   51,337   1,896          2,004  52,004
  9    6,947            774       827   50,827    1,336   1,390   51,390   2,167          2,221  52,221
 10    7,924            758       758   50,758    1,408   1,408   51,408   2,423          2,423  52,423

 15   13,594           *         *        *         897     897   50,897   3,123          3,123  53,123
 20   20,832           *         *        *        *       *        *      2,126          2,126  52,126

 25   30,068           *         *        *        *       *        *       *              *       *
 30   41,856           *         *        *        *       *        *       *              *       *
 35   56,902           *         *        *        *       *        *       *              *       *


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
        Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy  At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year   Per Year       Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit
  1      630               0      280   50,280       5     305   50,305      29             329  50,329
  2    1,292             173      513   50,513     238     578   50,578     306             646  50,646
  3    1,986             405      721   50,721     526     842   50,842     658             974  50,974
  4    2,715             611      903   50,903     801   1,094   51,094   1,019           1,311  51,311
  5    3,481             789    1,058   51,058   1,063   1,331   51,331   1,389           1,658  51,658

  6    4,285             968    1,183   51,183   1,336   1,551   51,551   1,796           2,011  52,011
  7    5,129           1,125    1,286   51,286   1,599   1,761   51,761   2,220           2,381  52,381
  8    6,016           1,280    1,388   51,388   1,872   1,979   51,979   2,682           2,789  52,789
  9    6,947           1,434    1,487   51,487   2,154   2,207   52,207   3,186           3,240  53,240
 10    7,924           1,586    1,586   51,586   2,446   2,446   52,446   3,738           3,738  53,738

 15   13,594           1,900    1,900   51,900   3,646   3,646   53,646   6,959           6,959  56,959
 20   20,832           1,403    1,403   51,403   4,243   4,243   54,243  11,239          11,239  61,239

 25   30,068            *        *        *      3,220   3,220   53,220  16,238          16,238  66,238
 30   41,856            *        *        *       *       *        *     21,038          21,038  71,038
 35   56,902            *        *        *       *       *        *     23,496          23,496  73,496


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                       0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
         Premiums       Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year    Per Year     Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit
  1      630              0      282    50,000      6     306   50,000      31            331  50,000
  2    1,292            105      445    50,000    168     508   50,000     235            575  50,000
  3    1,986            271      587    50,000    383     700   50,000     508            824  50,000
  4    2,715            412      704    50,000    584     877   50,000     784          1,076  50,000
  5    3,481            527      796    50,000    769   1,038   50,000   1,062          1,331  50,000

  6    4,285            645      860    50,000    965   1,180   50,000   1,370          1,585  50,000
  7    5,129            735      896    50,000  1,139   1,300   50,000   1,678          1,839  50,000
  8    6,016            794      902    50,000  1,289   1,397   50,000   1,983          2,091  50,000
  9    6,947            823      876    50,000  1,413   1,467   50,000   2,285          2,338  50,000
 10    7,924            816      816    50,000  1,504   1,504   50,000   2,578          2,578  50,000

 15   13,594           *        *         *     1,127   1,127   50,000   3,632          3,632  50,000
 20   20,832           *        *         *      *       *        *      3,430          3,430  50,000

 25   30,068           *        *         *      *       *        *       *              *       *
 30   41,856           *        *         *      *       *        *       *              *       *
 35   56,902           *        *         *      *       *        *       *              *       *


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                               Initial Specified Amount                      $50,000
Preferred NonSmoker Underwriting Risk           Initial Premium and Planned
Death Benefit Option A                          Premium (Payable Annually) (1)                   $600


                      0% Assumed Hypothetical           6% Assumed Hypothetical        12% Assumed Hypothetical
                      Gross Annual Investment           Gross Annual Investment        Gross Annual Investment
         Premiums     Return with Guaranteed            Return with Guaranteed         Return with Guaranteed
End of  Accumulated   Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)  Cost of Insurance Rates (2)(3)
Policy At 5% Interest Surrender Cash   Death   Surrender Cash   Death    Surrender       Cash    Death
 Year     Per Year    Value     Value  Benefit Value     Value  Benefit  Value           Value   Benefit
  1      630             0        282   50,000      6     306   50,000      31             331  50,000
  2    1,292           177        517   50,000    243     583   50,000     311             651  50,000
  3    1,986           414        730   50,000    536     852   50,000     669             986  50,000
  4    2,715           625        917   50,000    818   1,111   50,000   1,040           1,332  50,000
  5    3,481           810      1,079   50,000  1,089   1,358   50,000   1,423           1,692  50,000

  6    4,285           997      1,212   50,000  1,375   1,590   50,000   1,848           2,063  50,000
  7    5,129         1,164      1,326   50,000  1,654   1,815   50,000   2,294           2,456  50,000
  8    6,016         1,330      1,437   50,000  1,944   2,051   50,000   2,785           2,892  50,000
  9    6,947         1,494      1,548   50,000  2,245   2,299   50,000   3,324           3,377  50,000
 10    7,924         1,658      1,658   50,000  2,560   2,560   50,000   3,917           3,917  50,000

 15   13,594         2,049      2,049   50,000  3,942   3,942   50,000   7,544           7,544  50,000
 20   20,832         1,660      1,660   50,000  4,906   4,906   50,000  12,927          12,927  50,000

 25   30,068          *          *        *     4,543   4,543   50,000  20,880          20,880  50,000
 30   41,856          *          *        *     1,145   1,145   50,000  33,493          33,493  50,000
 35   56,902          *          *        *      *       *        *     56,037          56,037  59,959


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.55%, 4.45% AND 10.45%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                        May 1, 1995
                              Supplement to Prospectuses for
                     Life of Virginia Separate Accounts II, III, and 4



In August 1994 the shareholders of the Neuberger & Berman Advisers Management Trust (the "AMT") approved a plan to convert the AMT into a "master-feeder" fund structure. Life of Virginia has recently learned that the AMT and the new master fund have applied to the Internal Revenue Service for a private letter ruling with respect to certain tax issues that relate to the "master-feeder" fund structure. One of those issues relates to the applicability of the "look-through" rule of Section 817 of the Internal Revenue Code to the new fund structure. The ruling request seeks assurance that the "look-through" rule will be applied in a manner that will treat separate accounts investing in the new fund structure as owners of the underlying assets of the new master fund for tax purposes. If the "look-through" rule is not applied in this manner, variable life insurance and variable annuity policies whose cash/account values are invested in the new fund structure will not be treated as life insurance and annuity policies for tax purposes. (See "SPECIAL CONSIDERATIONS", page 16 of the AMT Balanced Portfolio prospectus, page 15 of the AMT Growth Portfolio prospectus and page 14 of the AMT Limited Maturity Bond Portfolio prospectus, all dated May 1, 1995.)

                                  May 30, 1995
                Supplement to Prospectuses Dated May 1, 1995 for
                Life of Virginia Separate Accounts II, III and 4

  As of the date of this supplement, Policyowners in the State of California may invest in three Investment Subdivisions of Separate Account II, III or 4 that were previously unavailable to them. These are the ones investing in shares of the Utility Fund and the Corporate Bond Fund of the Insurance Management Series, and the one investing in shares of the Contrafund Portfolio of the Variable Insurance Products Fund II.


                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230

                          SUPPLEMENT DATED OCTOBER 2, 1995
                          TO PROSPECTUS DATED MAY 1, 1995

This Supplement hereby amends the date of the Separate Account II prospectus to October 2, 1995.

The following information amends the description of Separate Account II on page 7 of the Separate Account II prospectus:

      As of the date of this supplement four new investment subdivisions are added to Separate Account II. Two invest solely in a designated portfolio of the Janus Aspen Series and two invest solely in a designated portfolio of the Alger American Fund. Both the Janus Aspen Series and the Alger American Fund are series type mutual funds. Information relating to the funds, their investment advisers and available portfolios is briefly set forth below or in the prospectus for Separate Account II. More comprehensive information relating to the funds and their portfolios, including a discussion of the potential risks, is found in the current prospectuses for the funds.

The following supplements the discussion of the funds on pages 13 through 18 of the prospectus:

Janus Aspen Series

Janus Aspen Series ("JAS") currently has seven portfolios, five of which are currently available to Policyholders through Separate Account II: Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, and Flexible Income Portfolio. THE BALANCED PORTFOLIO AND THE FLEXIBLE INCOME PORTFOLIO ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

The Balanced Portfolio has the investment objective of seeking long-term growth of capital balanced by current income. The Portfolio normally invests 40-60% of its assets in equity securities selected for growth potential and 40-60% of its assets in fixed-income securities.

The Flexible Income Portfolio has the investment objective of seeking to maximize total return from a combination of income and capital appreciation by investing in any type of income-producing securities. This Portfolio may have substantial holdings of lower-rated debt securities or "junk" bonds.

The Balanced Portfolio pays the same investment advisory fees and has the same expense limits as the JAS growth portfolios listed above. These are briefly described in the prospectus for Separate Account II and in the prospectus for JAS. The Flexible Income Portfolio pays an advisory fee of 0.65% of the first $300 million of average annual net assets and 0.55% of average annual net assets in excess of $300 million.

The Alger American Fund

The Alger American Fund ("AAF") currently has six portfolios, two of which are currently available to Policyholders through Separate Account II: Alger American Small Capitalization Portfolio and Alger American Growth Portfolio. THESE PORTFOLIOS ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

The Alger American Small Capitalization Portfolio has the investment objective of long- term capital appreciation. Except during temporary defensive periods, this Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization of less than $ 1 billion.

The Alger American Growth Portfolio has the investment objective of long-term capital appreciation. Except during temporary defensive periods, this Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization of $ 1 billion or greater.

Fred Alger Management, Inc. serves as the investment manager to the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio. The manager receives an annual fee from each Portfolio based on the average daily net assets of the Portfolio at the following rates: Small Capitalization Portfolio, 0.85%; Growth Portfolio, 0.75%. Fred Alger Management, Inc. has agreed to reimburse each of these Portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed 1.50% of the average daily net assets of either Portfolio for any fiscal year.

THERE IS NO ASSURANCE THAT THE STATED INVESTMENT OBJECTIVES OF ANY OF THE FUND PORTFOLIOS WILL BE ACHIEVED

Termination of Participation Agreements

This agreement may be terminated at the option of any party upon six (6) months' advance written notice to the other parties, unless a shorter time is agreed to by the parties.

Termination of Certain Investment Subdivisions

Effective November 23, 1995, premium payments and transfers may no longer be allocated to the six investment subdivisions of Separate Account II investing in shares of the following fund portfolios:

            Variable Insurance Products Fund
                  --    Money Market Portfolio
                  --    High Income Portfolio

            Neuberger & Berman Advisers Management Trust
                  --    Balanced Portfolio
                  --    Growth Portfolio
                  --    Limited Maturity Bond Portfolio

            Oppenheimer Variable Account Funds
                  --    Oppenheimer Money Fund

Although premium payments and transfers may not be allocated to the Investment Subdivisions listed above as of November 23, 1995, cash values that are allocated to those subdivisions as of November 22, 1995 may remain invested in the subdivisions.

Policyholders currently allocating premium payments to any of the six Investment Subdivisions noted above may, by written notice to the Home Office, change their allocation instructions to re-allocate those payments to other Investment Subdivisions prior to November 23, 1995. If a Policyholder does not do so, the portions of any premiums received on or after November 23, 1995 that would have been allocated to any of the six subdivisions will be refunded to the Policyholder. Similarly, transfer requests to any of the six Investment Subdivisions received on or after November 23, 1995 will not be implemented.

If a Policyholder has a Dollar-Cost Averaging program in effect that automatically transfers cash values into any of the six Investment Subdivisions noted above, transfers under the Dollar-Cost Averaging program into those subdivisions will cease as of November 23, 1995. Policyholders in this situation should, by written notice to the Home Office, change their allocation instructions to re-allocate those payments to other Investment Subdivisions prior to November 23, 1995. If a Policyholder does not so re-allocate Dollar-Cost Averaging transfers prior to that date, cash value that would have been transferred to any of the six Investment Subdivisions will remain in the Investment Subdivision that has been designated by the Policyholder to fund Dollar-Cost Averaging transfers.

The following information supplements the Appendix on pages A-1 through A-19 of the prospectus:


                                         APPENDIX

     ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES

      This appendix replaces the one in the prospectus dated May 1, 1995. The illustrations were revised to reflect the average expenses of the portfolios that will be available for investment after November 22, 1995.

      The following tables illustrate how the Surrender Value, Cash Value and Death Benefit of a Policy change with the investment experience of Separate Account II and with changes in the cost of insurance rates and administrative charges. The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated. The tables are also based on the assumption that the Policyowner has not requested an increase or decrease in the Specified Amount of the Policy, and that no policy loans or partial surrenders have been made. Upon request, Life of Virginia will provide an illustration based upon the proposed Insured's age, sex and underwriting classification, the proposed Specified Amount of insurance, and the frequency and amount of proposed premium payments.

      The tables on the following pages illustrate a Policy issued to a male, age 40, with an initial Specified Amount of $50,000 (of insurance) and premium payments of $600 per year. The second column of the illustrations shows the accumulated value of the premiums paid at the stated interest rate. The remaining columns illustrate the Surrender Value, Cash Value and Death Benefit of a Policy over the designated period under varying assumptions of investment rates of return, underwriting risk classification, cost of insurance and death benefit option. Policy values also take into account the charges deducted from premium payments and Cash Value (See Charges and Deductions, p. 30).

      The maximum cost of insurance rates allowable under the Policy (shown in the illustrations as "guaranteed") are based upon the 1980 Commissioners' Standard Ordinary Mortality Table. At most ages, Life of Virginia currently charges lower cost of insurance rates (shown in the illustrations as "current") and anticipates charging these rates for the foreseeable future.

  The tables differ as shown below:




     Rates of
    Investment            Underwriting           Cost of             Death
      Return                  Risk              Insurance           Benefit
    Illustrated         Classification            Rates              Option               Page


     0,6 & 12%                PNS              Guaranteed              A                  B-4
     0,6 & 12%                PNS              Guaranteed              B                  B-6
     0,6 & 12%                PNS                Current               A                  B-5
     0,6 & 12%                PNS                Current               B                  B-7
     0,6 & 12%                 NS              Guaranteed              A                  B-12
     0,6 & 12%                 NS              Guaranteed              B                  B-14
     0,6 & 12%                 NS                Current               A                  B-13
     0,6 & 12%                 NS                Current               B                  B-15
     0,6 & 12%                 PS              Guaranteed              A                  B-8
     0,6 & 12%                 PS              Guaranteed              B                  B-10
     0,6 & 12%                 PS                Current               A                  B-9
     0,6 & 12%                 PS                Current               B                  B-11
     0,6 & 12%                 S               Guaranteed              A                  B-16
     0,6 & 12%                 S               Guaranteed              B                  B-18
     0,6 & 12%                 S                 Current               A                  B-17
     0,6 & 12%                 S                 Current               B                  B-19


*Underwriting risk classification "PNS" means Preferred Nonsmoker, "NS" means nonsmoker, "PS" means preferred smoker, and "S" means smoker.

     The illustrations using the maximum cost of insurance rates will show the minimum values that would be available under the Policy's terms based on assumed investment rates of return of 0, 6 or 12%. The surrender values, cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0, 6 or 12%, over a period of years, but fluctuated above and below those averages during that period. Illustrations using these rates also use the maximum monthly administrative charge after the first policy year.

     The illustrations using the cost of insurance rates currently charged by Life of Virginia assume those current cost of insurance rates are continued for the entire period indicated. Although Life of Virginia currently makes deductions for cost of insurance based upon the current rates, and anticipates continuing such practice for the foreseeable future, THERE IS NO GUARANTEE THAT SUCH RATES WILL BE CONTINUED. At the discretion of Life of Virginia, the rates could be increased or decreased, based upon its estimate of expected mortality. Thus, the values in the third through the eleventh columns of those illustrations using current cost of insurance rates indicate values that would be available, assuming the stated investment rates of return, if the current rate of cost of insurance and monthly administrative charges were continued. THOSE COLUMNS DO NOT ILLUSTRATE VALUES THAT WOULD BE GUARANTEED IF THE HYPOTHETICAL INVESTMENT RATES OF RETURN WERE EARNED.

     The amounts shown for the Surrender Value, Cash Value, and Death Benefit reflect the fact that the net investment return of the Subdivision is lower than the gross return on the assets held in the particular Fund as a result of expenses paid by it and charges levied against the Investment Subdivision. The illustrations take into account a charge of 0.60%, which represents the average investment advisory fee of the Funds, and a charge of .30%, which represents the average annual expenses of the Funds.
Assumed charges for fees and expenses, as an annual percentage of the average daily net assets of the Funds, are based on the actual fees and expenses incurred by the funds in 1994, or on estimates as described below. Actual fees and expenses charged to a policy will depend on the Investment Subdivisions chosen by the Policyowner. The illustrations also take into account the charge by Life of Virginia to an Investment Subdivision for assuming mortality and expense risks, made daily at an annual rate of .70% of the net assets of the Investment Subdivision. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12%, correspond to approximate net annual rates of -1.60%, 4.40% and 10.40%, respectively.

     The annual fees and expenses used for all the funds in these illustrations are net of certain reimbursements and fee waivers by the Funds' investment advisors. Life of Virginia cannot guarantee that the reimbursements will continue.

     Absent reimbursements, the total annual expenses during 1994 for the portfolios of the Variable Insurance Products Fund were 0.60% for Equity-Income Portfolio, 0.70% for Growth Portfolio, and 0.92% for Overseas Portfolio.

     Absent reimbursements, the total annual expenses during 1994 for the Asset Manager Portfolio of Variable Insurance Products Fund II were 0.81%.

     The Contrafund Portfolio was recently organized and has no operating history. Based on the Group Management Fees for October 1994 as described in the VIPF II prospectus, the total management fee for 1994 would have been 0.62% of the portfolio's average net assets. The VIPF II has provided an estimate for 1995 of 0.27% for other expenses. The adviser has voluntarily agreed to reimburse the portfolio to the extent that total expenses exceed 1.00%. The adviser can terminate this voluntary reimbursement at any time. Life of Virginia does not represent that this estimate is true and complete, and disclaims all responsibility for such figures. Actual expenses may be greater or less than those shown.

     Absent reimbursements, the management fees and other expenses during 1994 for the portfolios of Life of Virginia Series Fund would have been 1.16% for Common Stock Index Portfolio, .81% for Government Securities Portfolio, .70% for Money Market Portfolio, and .77% for Total Return Portfolio.

     Since the International Equity Portfolio and the Real Estate
Securities Portfolio were recently organized and have no operating history, the expenses for these portfolios are estimates provided by the Fund. The estimated total annual expenses are 1.50% for International Equity Portfolio, and 1.25% for Real Estate Securities Portfolio. Actual expenses may be different than those shown.

     The management fees and other expenses during 1994 for the portfolios of Oppenheimer Variable Account Funds were .81% for Oppenheimer High Income Fund, .81% for Oppenheimer Bond Fund, .80% for Oppenheimer Capital Appreciation Fund, .79% for Oppenheimer Multiple Strategies Fund; and .81% for Oppenheimer Growth Fund.

     Absent certain expense waivers, for the fiscal year ended December 31, 1994 the total annual expenses for the portfolios of the Janus Aspen Series would have been 1.22% for Growth Portfolio, 1.28% for Aggressive Growth Portfolio, 1.49% for Worldwide Growth Portfolio, 1.57% for Balanced Portfolio, and 1.35% for Flexible Income Portfolio.

     The total annual expenses for the Utility Fund and the Corporate Bond Fund are 0.85% and 0.80%, respectively, of the average daily net assets. The adviser has agreed to waive all or a portion of its fee so that the total annual expenses would not exceed 0.85% of average net assets for the Utility Fund and 0.80% of average net assets for the Corporate Bond Fund. The adviser can terminate this voluntary waiver at any time at its sole discretion. Without this waiver, the advisory fee would be 0.75% of average annual net assets for the Utility Fund and 0.60% of average annual net assets for the Corporate Bond Fund, and the total annual expenses for the Utility Fund and the Corporate Bond Fund would be 1.60% and 1.40%, respectively, of average net assets.

     All of the information used to determine average fees and expenses for the illustrations was provided by the Funds. In some cases, estimates were substituted by the Funds for the actual fees and expenses. Life of Virginia does not represent that such estimates are true and complete, and disclaims all responsibility for these figures.

     The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against Separate Account II, since Life of Virginia is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12%, by an amount sufficient to cover the tax charges in order to produce the surrender values, cash values, and death benefits illustrated (See Federal Tax Matters, p. 35).

     The tables do not reflect the increased premium required for underwriting risk classes with anticipated mortality in excess of non-smoker (standard); if such tables were shown they would indicate for otherwise identical Polices higher cost of insurance charges and lower cash values and surrender values. The tables also do not reflect any reduction in sales charges available to certain groups (See Reduction of Charges for Group Sales, p. 32); if the reduced charges were illustrated they would show increased cash values and surrender values. The cost of insurance could be reduced, and/or the death benefit increased (under Option A) depending on how the reductions in administrative charges and mortality costs were applied.

                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                                                   Initial Specified Amount                $50,000
Preferred NonSmoker Underwriting Risk                               Initial Premium and Planned
Death Benefit Option A                                              Premium (Payable Annually) (1)             $600



                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Guaranteed               Return with Guaranteed            Return with Guaranteed
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)     Cost of Insurance Rates (2)(3)
Policy   At 5% Interest Surrender Cash         Death      Surrender   Cash        Death      Surrender  CashDeath
 Year      Per Year      Value    Value        Benefit      Value     Value       Benefit       Value    Value      Benefit
   1          630           62       362       50,362           89       389       50,389        116         416    50,416
   2        1,292          285       615       50,615          358       688       50,688        435         765    50,765
   3        1,986          548       855       50,855          684       992       50,992        834       1,141    51,141
   4        2,715          796     1,081       51,081        1,013     1,298       51,298      1,260       1,545    51,545
   5        3,481        1,031     1,293       51,293        1,344     1,606       51,606      1,717       1,980    51,980

   6        4,285        1,279     1,489       51,489        1,706     1,916       51,916      2,237       2,447    52,447
   7        5,129        1,512     1,669       51,669        2,068     2,225       52,225      2,790       2,948    52,948
   8        6,016        1,727     1,832       51,832        2,428     2,533       52,533      3,381       3,486    53,486
   9        6,947        1,924     1,976       51,976        2,787     2,839       52,839      4,011       4,064    54,064
  10        7,924        2,101     2,101       52,101        3,141     3,141       53,141      4,683       4,683    54,683

  15       13,594        2,465     2,465       52,465        4,611     4,611       54,611      8,625       8,625    58,625
  20       20,832        1,919     1,919       51,919        5,421     5,421       55,421     13,928      13,928    63,928

  25       30,068         *         *            *           4,732     4,732       54,732     20,684      20,684    70,684
  30       41,856         *         *            *             929       929       50,929     28,381      28,381    78,381
  35       56,902         *         *            *            *         *            *        35,395      35,395    85,395




*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.


THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                                                   Initial Specified Amount                $50,000
Preferred NonSmoker Underwriting Risk                               Initial Premium and Planned
Death Benefit Option A                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Current                  Return with Current               Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest Surrender Cash         Death       Surrender  Cash        Death      Surrender    Cash        Death
 Year      Per Year      Value    Value        Benefit        Value   Value       Benefit       Value     Value      Benefit
   1          630           62       362       50,362           89       389       50,389        116         416    50,416
   2        1,292          356       686       50,686          432       762       50,762        511         841    50,841
   3        1,986          689       997       50,997          835     1,142       51,142        994       1,301    51,301
   4        2,715        1,007     1,292       51,292        1,244     1,529       51,529      1,513       1,798    51,798
   5        3,481        1,316     1,579       51,579        1,666     1,928       51,928      2,079       2,342    52,342

   6        4,285        1,650     1,860       51,860        2,135     2,345       52,345      2,732       2,942    52,942
   7        5,129        1,980     2,137       52,137        2,622     2,780       52,780      3,447       3,605    53,605
   8        6,016        2,305     2,410       52,410        3,128     3,233       53,233      4,231       4,336    54,336
   9        6,947        2,625     2,678       52,678        3,655     3,707       53,707      5,091       5,144    55,144
  10        7,924        2,942     2,942       52,942        4,202     4,202       54,202      6,035       6,035    56,035

  15       13,594        4,264     4,264       54,264        7,105     7,105       57,105     12,198      12,198    62,198
  20       20,832        5,194     5,194       55,194       10,382    10,382       60,382     21,943      21,943    71,943

  25       30,068        5,285     5,285       55,285       13,563    13,563       63,563     36,910      36,910    86,910
  30       41,856        3,935     3,935       53,935       15,868    15,868       65,869     59,589      59,589   109,589
  35       56,902          151       151       50,151       15,805    15,805       65,805     93,438      93,438   143,438


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                                                   Initial Specified Amount                $50,000
Preferred NonSmoker Underwriting Risk                               Initial Premium and Planned
Death Benefit Option B                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Guaranteed               Return with Guaranteed            Return with Guaranteed
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest Surrender  Cash        Death      Surrender    Cash        Death      Surrender    Cash     Death
 Year      Per Year      Value     Value       Benefit      Value      Value       Benefit     Value       Value    Benefit
   1          630           63       363       50,000           90       390       50,000        117         417    50,000
   2        1,292          300       618       50,000          373       691       50,000        451         769    50,000
   3        1,986          553       861       50,000          691       998       50,000        841       1,148    50,000
   4        2,715          805     1,090       50,000        1,023     1,308       50,000      1,273       1,558    50,000
   5        3,481        1,044     1,306       50,000        1,361     1,623       50,000      1,738       2,001    50,000

   6        4,285        1,298     1,508       50,000        1,730     1,940       50,000      2,269       2,479    50,000
   7        5,129        1,536     1,694       50,000        2,102     2,259       50,000      2,837       2,994    50,000
   8        6,016        1,759     1,864       50,000        2,475     2,580       50,000      3,447       3,552    50,000
   9        6,947        1,965     2,017       50,000        2,848     2,900       50,000      4,102       4,154    50,000
  10        7,924        2,152     2,152       50,000        3,220     3,220       50,000      4,805       4,805    50,000

  15       13,594        2,589     2,589       50,000        4,852     4,852       50,000      9,093       9,093    50,000
  20       20,832        2,161     2,161       50,000        6,029     6,029       50,000     15,446      15,446    50,000

  25       30,068          284       284       50,000        6,050     6,050       50,000     25,191      25,191    50,000
  30       41,856           *         *          *           3,333     3,333       50,000     41,251      41,251    50,000
  35       56,902           *         *          *            *         *            *        68,907      68,907    73,731



*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                                                   Initial Specified Amount                $50,000
Preferred NonSmoker Underwriting Risk                               Initial Premium and Planned
Death Benefit Option B                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Current                  Return with Current               Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest Surrender              Cash         Death     Surrender   Cash        Death      Surrender  CashDeath
 Year      Per Year      Value    Value        Benefit        Value   Value       Benefit       Value    Value      Benefit
   1          630           63       363       50,000           90       390       50,000        117         417    50,000
   2        1,292          371       689       50,000          447       765       50,000        527         845    50,000
   3        1,986          695     1,003       50,000          842     1,149       50,000      1,001       1,309    50,000
   4        2,715        1,017     1,302       50,000        1,256     1,541       50,000      1,527       1,812    50,000
   5        3,481        1,331     1,593       50,000        1,684     1,947       50,000      2,102       2,365    50,000

   6        4,285        1,670     1,880       50,000        2,161     2,371       50,000      2,766       2,976    50,000
   7        5,129        2,006     2,164       50,000        2,658     2,816       50,000      3,496       3,654    50,000
   8        6,016        2,338     2,443       50,000        3,176     3,281       50,000      4,298       4,403    50,000
   9        6,947        2,667     2,719       50,000        3,716     3,769       50,000      5,181       5,234    50,000
  10        7,924        2,992     2,992       50,000        4,279     4,279       50,000      6,153       6,153    50,000

  15       13,594        4,370     4,370       50,000        7,305     7,305       50,000     12,576      12,576    50,000
  20       20,832        5,402     5,402       50,000       10,855    10,855       50,000     23,046      23,046    50,000

  25       30,068        5,691     5,691       50,000       14,694    14,694       50,000     40,202      40,202    50,000
  30       41,856        4,670     4,670       50,000       18,538    18,538       50,000     68,438      68,438    79,388
  35       56,902        1,217     1,217       50,000       21,856    21,856       50,000    114,145     114,145   122,135




*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                                                   Initial Specified Amount                $50,000
Preferred Smoker Underwriting Risk                                  Initial Premium and Planned
Death Benefit Option A                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Guaranteed               Return with Guaranteed            Return with Guaranteed
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest Surrender   Cash       Death        Surrender  Cash        Death      Surrender    Cash     Death
 Year      Per Year      Value      Value      Benefit        Value    Value       Benefit      Value      Value    Benefit
   1          630            0       280       50,280            4       304       50,304         29         329    50,329
   2        1,292          100       440       50,440          163       503       50,503        229         569    50,569
   3        1,986          262       578       50,578          373       689       50,689        496         812    50,812
   4        2,715          398       690       50,690          567       860       50,860        763       1,056    51,056
   5        3,481          507       776       50,776          744     1,013       51,013      1,030       1,299    51,299

   6        4,285          618       833       50,833          929     1,144       51,144      1,323       1,538    51,538
   7        5,129          700       861       50,861        1,090     1,251       51,251      1,610       1,771    51,771
   8        6,016          751       858       50,858        1,225     1,333       51,333      1,890       1,997    51,997
   9        6,947          770       824       50,824        1,331     1,385       51,385      2,159       2,213    52,213
  10        7,924          754       754       50,754        1,402     1,402       51,402      2,412       2,412    52,412

  15       13,594           *         *          *             885       885       50,885      3,097       3,097    53,097
  20       20,832           *         *          *            *         *            *         2,074       2,074    52,074

  25       30,068           *         *          *            *         *            *          *           *         *
  30       41,856           *         *          *            *         *            *          *           *         *
  35       56,902           *         *          *            *         *            *          *
                                                                                                            *         *



*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                                                   Initial Specified Amount                $50,000
Preferred Smoker Underwriting Risk                                  Initial Premium and Planned
Death Benefit Option A                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Current                  Return with Current               Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest Surrender Cash         Death       Surrender  Cash        Death      Surrender   Cash       Death
 Year      Per Year      Value    Value        Benefit        Value   Value       Benefit       Value    Value      Benefit
   1          630            0       280       50,280            4       304       50,304         29         329    50,329
   2        1,292          172       512       50,512          237       577       50,577        305         645    50,645
   3        1,986          409       725       50,725          530       846       50,846        662         978    50,978
   4        2,715          642       935       50,935          834     1,126       51,126      1,053       1,345    51,345
   5        3,481          873     1,141       51,141        1,151     1,419       51,419      1,482       1,751    51,751

   6        4,285        1,129     1,344       51,344        1,510     1,725       51,725      1,984       2,199    52,199
   7        5,129        1,383     1,544       51,544        1,883     2,045       52,045      2,532       2,693    52,693
   8        6,016        1,634     1,741       51,741        2,270     2,378       52,378      3,131       3,239    53,239
   9        6,947        1,881     1,935       51,935        2,672     2,726       52,726      3,787       3,841    53,841
  10        7,924        2,125     2,125       52,125        3,089     3,089       53,089      4,506       4,506    54,506

  15       13,594        2,835     2,835       52,835        4,954     4,954       54,954      8,810       8,810    58,810
  20       20,832        2,685     2,685       52,685        6,342     6,342       56,342     14,808      14,808    64,808

  25       30,068        1,287     1,287       51,287        6,606     6,606       56,606     22,965      22,965    72,965
  30       41,856         *         *            *           4,503     4,503       54,503     33,564      33,564    83,564
  35       56,902         *         *            *             *        *            *        46,615      46,615    96,615




*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                                                   Initial Specified Amount                $50,000
Preferred Smoker Underwriting Risk                                  Initial Premium and Planned
Death Benefit Option B                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Guaranteed               Return with Guaranteed            Return with Guaranteed
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest  Surrender   Cash      Death       Surrender   Cash         Death     Surrender    Cash      Death
 Year      Per Year        Value    Value     Benefit        Value     Value       Benefit      Value      Value    Benefit
   1          630            0       281       50,000            6       306       50,000         31         331    50,000
   2        1,292          105       445       50,000          168       508       50,000        234         574    50,000
   3        1,986          270       586       50,000          382       699       50,000        507         823    50,000
   4        2,715          410       703       50,000          583       875       50,000        782       1,074    50,000
   5        3,481          526       794       50,000          767     1,036       50,000      1,060       1,328    50,000

   6        4,285          643       858       50,000          962     1,177       50,000      1,366       1,581    50,000
   7        5,129          732       893       50,000        1,135     1,297       50,000      1,673       1,834    50,000
   8        6,016          791       898       50,000        1,285     1,392       50,000      1,977       2,084    50,000
   9        6,947          819       872       50,000        1,407     1,461       50,000      2,276       2,330    50,000
  10        7,924          811       811       50,000        1,497     1,497       50,000      2,567       2,567    50,000

  15       13,594           *         *          *           1,112     1,112       50,000      3,603       3,603    50,000
  20       20,832           *         *          *            *         *            *         3,365       3,365    50,000

  25       30,068           *         *          *            *         *            *          *           *         *
  30       41,856           *         *          *            *         *            *          *           *         *
  35       56,902           *         *          *            *         *            *          *           *         *




*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual
    Policy with the listed   specifications could never be less than those
    shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                                                   Initial Specified Amount                $50,000
Preferred Smoker Underwriting Risk                                  Initial Premium and Planned
Death Benefit Option B                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Current                  Return with Current               Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest Surrender  Cash        Death       Surrender   Cash         Death      Surrender    Cash      Death
 Year      Per Year       Value    Value      Benefit        Value     Value       Benefit       Value     Value     Benefit
   1          630            0       281       50,000            6       306       50,000         31         331    50,000
   2        1,292          177       517       50,000          242       582       50,000        311         651    50,000
   3        1,986          417       734       50,000          539       856       50,000        673         989    50,000
   4        2,715          656       948       50,000          850     1,143       50,000      1,073       1,365    50,000
   5        3,481          892     1,161       50,000        1,175     1,444       50,000      1,513       1,782    50,000

   6        4,285        1,156     1,371       50,000        1,545     1,760       50,000      2,029       2,244    50,000
   7        5,129        1,417     1,578       50,000        1,930     2,091       50,000      2,595       2,756    50,000
   8        6,016        1,676     1,783       50,000        2,331     2,439       50,000      3,217       3,325    50,000
   9        6,947        1,932     1,986       50,000        2,749     2,803       50,000      3,901       3,955    50,000
  10        7,924        2,186     2,186       50,000        3,185     3,185       50,000      4,655       4,655    50,000

  15       13,594        2,976     2,976       50,000        5,222     5,222       50,000      9,321       9,321    50,000
  20       20,832        2,965     2,965       50,000        7,007     7,007       50,000     16,404      16,404    50,000

  25       30,068        1,734     1,734       50,000        8,069     8,069       50,000     27,589      27,589    50,000
  30       41,856         *         *            *           7,380     7,380       50,000     46,496      46,496    53,936
  35       56,902         *         *            *           2,893     2,893       50,000     78,081      78,081    83,546




*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE




Male Issue Age 40                                                   Initial Specified Amount                $50,000
NonSmoker Underwriting Risk                                         Initial Premium and Planned
Death Benefit Option A                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Guaranteed               Return with Guaranteed            Return with Guaranteed
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest Surrender Cash         Death       Surrender   Cash        Death      Surrender   Cash      Death
 Year      Per Year       Value   Value        Benefit       Value     Value       Benefit       Value    Value     Benefit
   1          630           62       362       50,362           89       389       50,389        116         416    50,416
   2        1,292          285       615       50,615          358       688       50,688        435         765    50,765
   3        1,986          548       855       50,855          684       992       50,992        834       1,141    51,141
   4        2,715          796     1,081       51,081        1,013     1,298       51,298      1,260       1,545    51,545
   5        3,481        1,031     1,293       51,293        1,344     1,606       51,606      1,717       1,980    51,980

   6        4,285        1,279     1,489       51,489        1,706     1,916       51,916      2,237       2,447    52,447
   7        5,129        1,512     1,669       51,669        2,068     2,225       52,225      2,790       2,948    52,948
   8        6,016        1,727     1,832       51,832        2,428     2,533       52,533      3,381       3,486    53,486
   9        6,947        1,924     1,976       51,976        2,787     2,839       52,839      4,011       4,064    54,064
  10        7,924        2,101     2,101       52,101        3,141     3,141       53,141      4,683       4,683    54,683

  15       13,594        2,465     2,465       52,465        4,611     4,611       54,611      8,625       8,625    58,625
  20       20,832        1,919     1,919       51,919        5,421     5,421       55,421     13,928      13,928    63,928

  25       30,068         *         *            *           4,732     4,732       54,732     20,684      20,684    70,684
  30       41,856         *         *            *             929       929       50,929     28,381      28,381    78,381
  35       56,902         *         *            *            *         *            *        35,395      35,395    85,395



*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                                                   Initial Specified Amount                $50,000
NonSmoker Underwriting Risk                                         Initial Premium and Planned
Death Benefit Option A                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Current                  Return with Current               Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest Surrender  Cash        Death       Surrender   Cash        Death      Surrender   Cash      Death
 Year      Per Year      Value     Value      Benefit        Value     Value      Benefit       Value     Value    Benefit
   1          630           62       362       50,362           89       389       50,389        116         416    50,416
   2        1,292          356       686       50,686          432       762       50,762        511         841    50,841
   3        1,986          689       997       50,997          835     1,142       51,142        994       1,301    51,301
   4        2,715        1,007     1,292       51,292        1,244     1,529       51,529      1,513       1,798    51,798
   5        3,481        1,310     1,573       51,573        1,660     1,922       51,922      2,073       2,336    52,336

   6        4,285        1,626     1,836       51,836        2,109     2,319       52,319      2,705       2,915    52,915
   7        5,129        1,924     2,082       52,082        2,563     2,721       52,721      3,384       3,542    53,542
   8        6,016        2,204     2,309       52,309        3,019     3,124       53,124      4,113       4,218    54,218
   9        6,947        2,467     2,519       52,519        3,479     3,532       53,532      4,897       4,949    54,949
  10        7,924        2,726     2,726       52,726        3,957     3,957       53,957      5,757       5,757    55,757

  15       13,594        3,807     3,807       53,807        6,498     6,498       56,498     11,386      11,386    61,386
  20       20,832        4,579     4,579       54,579        9,407     9,407       59,407     20,357      20,357    70,357

  25       30,068        4,377     4,377       54,377       11,962    11,962       61,962     33,859      33,859    83,859
  30       41,856        2,466     2,466       52,466       13,160    13,160       63,160     53,760      53,760   103,760
  35       56,902         *         *            *          11,105    11,105       61,105     82,343      82,343   132,343




*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                                                   Initial Specified Amount                $50,000
NonSmoker Underwriting Risk                                         Initial Premium and Planned
Death Benefit Option B                                              Premium (Payable Annually) (1)             $600

                       0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                       Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Guaranteed               Return with Guaranteed            Return with Guaranteed
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest  Surrender   Cash       Death       Surrender   Cash        Death      Surrender   Cash      Death
 Year      Per Year        Value     Value     Benefit        Value     Value      Benefit       Value     Value    Benefit
   1          630           63       363       50,000           90       390       50,000        117         417    50,000
   2        1,292          300       618       50,000          373       691       50,000        451         769    50,000
   3        1,986          553       861       50,000          691       998       50,000        841       1,148    50,000
   4        2,715          805     1,090       50,000        1,023     1,308       50,000      1,273       1,558    50,000
   5        3,481        1,044     1,306       50,000        1,361     1,623       50,000      1,738       2,001    50,000

   6        4,285        1,298     1,508       50,000        1,730     1,940       50,000      2,269       2,479    50,000
   7        5,129        1,536     1,694       50,000        2,102     2,259       50,000      2,837       2,994    50,000
   8        6,016        1,759     1,864       50,000        2,475     2,580       50,000      3,447       3,552    50,000
   9        6,947        1,965     2,017       50,000        2,848     2,900       50,000      4,102       4,154    50,000
  10        7,924        2,152     2,152       50,000        3,220     3,220       50,000      4,805       4,805    50,000

  15       13,594        2,589     2,589       50,000        4,852     4,852       50,000      9,093       9,093    50,000
  20       20,832        2,161     2,161       50,000        6,029     6,029       50,000     15,446      15,446    50,000

  25       30,068          284       284       50,000        6,050     6,050       50,000     25,191      25,191    50,000
  30       41,856           *         *          *           3,333     3,333       50,000     41,251      41,251    50,000
  35       56,902           *         *          *            *         *            *        68,907      68,907    73,731




*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual
    Policy with the listed   specifications could never be less than those
    shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE




Male Issue Age 40                                                   Initial Specified Amount                $50,000
NonSmoker Underwriting Risk                                         Initial Premium and Planned
Death Benefit Option B                                              Premium (Payable Annually) (1)             $600

                        0% Assumed Hypothetical                 6% Assumed Hypothetical           12% Assumed Hypothetical
                        Gross Annual Investment                 Gross Annual Investment           Gross Annual Investment
            Premiums      Return with Current                     Return with Current               Return with Current
End of    Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest  Surrender  Cash        Death       Surrender   Cash        Death      Surrender   Cash      Death
 Year      Per Year        Value    Value      Benefit        Value     Value      Benefit       Value     Value    Benefit
   1          630           63       363       50,000           90       390       50,000        117         417    50,000
   2        1,292          371       689       50,000          447       765       50,000        527         845    50,000
   3        1,986          695     1,003       50,000          842     1,149       50,000      1,001       1,309    50,000
   4        2,715        1,017     1,302       50,000        1,256     1,541       50,000      1,527       1,812    50,000
   5        3,481        1,325     1,587       50,000        1,678     1,941       50,000      2,096       2,359    50,000

   6        4,285        1,647     1,857       50,000        2,137     2,347       50,000      2,741       2,951    50,000
   7        5,129        1,953     2,111       50,000        2,602     2,760       50,000      3,437       3,595    50,000
   8        6,016        2,242     2,347       50,000        3,073     3,178       50,000      4,188       4,293    50,000
   9        6,947        2,515     2,568       50,000        3,551     3,603       50,000      5,001       5,054    50,000
  10        7,924        2,786     2,786       50,000        4,049     4,049       50,000      5,898       5,898    50,000

  15       13,594        3,936     3,936       50,000        6,743     6,743       50,000     11,852      11,852    50,000
  20       20,832        4,816     4,816       50,000        9,957     9,957       50,000     21,662      21,662    50,000

  25       30,068        4,818     4,818       50,000       13,234    13,234       50,000     37,654      37,654    50,000
  30       41,856        3,216     3,216       50,000       16,080    16,080       50,000     64,125      64,125    74,385
  35       56,902         *         *            *          17,486    17,486       50,000    106,897     106,897   114,380




*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE



Male Issue Age 40                                                   Initial Specified Amount                $50,000
Smoker Underwriting Risk                                         Initial Premium and Planned
Death Benefit Option A                                              Premium (Payable Annually) (1)             $600

                           0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                           Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
            Premiums       Return with Guaranteed               Return with Guaranteed            Return with Guaranteed
End of    Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest  Surrender   Cash        Death       Surrender   Cash        Death      Surrender   Cash       Death
 Year      Per Year        Value     Value      Benefit       Value     Value       Benefit       Value    Value      Benefit
  1          630              0       280        50,280            4       304       50,304          29       329      50,329
  2        1,292            100       440        50,440          163       503       50,503         229       569      50,569
  3        1,986            262       578        50,578          373       689       50,689         496       812      50,812
  4        2,715            398       690        50,690          567       860       50,860         763     1,056      51,056
  5        3,481            507       776        50,776          744     1,013       51,013       1,030     1,299      51,299

  6        4,285            618       833        50,833          929     1,144       51,144       1,323     1,538      51,538
  7        5,129            700       861        50,861        1,090     1,251       51,251       1,610     1,771      51,771
  8        6,016            751       858        50,858        1,225     1,333       51,333       1,890     1,997      51,997
  9        6,947            770       824        50,824        1,331     1,385       51,385       2,159     2,213      52,213
 10        7,924            754       754        50,754        1,402     1,402       51,402       2,412     2,412      52,412

 15       13,594            *         *          *               885       885       50,885       3,097     3,097      53,097
 20       20,832            *         *          *               *         *            *         2,074     2,074      52,074

 25       30,068            *         *          *               *         *            *           *         *           *
 30       41,856            *         *          *               *         *            *           *         *           *
 35       56,902            *         *          *               *         *            *           *         *           *


*    In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginn ing of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loan s or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insura nce rates allowable under the Policy. Accordingly, if the assumed hypothet ical gross annual investment return were earned, the values and benefit s of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE




Male Issue Age 40                                                   Initial Specified Amount                $50,000
Smoker Underwriting Risk                                            Initial Premium and Planned
Death Benefit Option A                                              Premium (Payable Annually) (1)             $600

                           0% Assumed Hypothetical               6% Assumed Hypothetical           12% Assumed Hypothetical
                           Gross Annual Investment               Gross Annual Investment           Gross Annual Investment
            Premiums         Return with Current                   Return with Current               Return with Current
End of     Accumulated    Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest  Surrender  Cash       Death         Surrender   Cash        Death       Surrender    Cash      Death
 Year      Per Year        Value    Value     Benefit          Value     Value      Benefit        Value      Value    Benefit
   1          630            0       280       50,280            4         304       50,304           29       329      50,329
   2        1,292          172       512       50,512          237         577       50,577          305       645      50,645
   3        1,986          404       720       50,720          525         841       50,841          657       973      50,973
   4        2,715          609       902       50,902          799       1,092       51,092        1,017     1,309      51,309
   5        3,481          787     1,056       51,056        1,060       1,329       51,329        1,386     1,655      51,655

   6        4,285          965     1,180       51,180        1,333       1,548       51,548        1,792     2,007      52,007
   7        5,129        1,122     1,283       51,283        1,595       1,756       51,756        2,214     2,375      52,375
   8        6,016        1,276     1,383       51,383        1,866       1,973       51,973        2,674     2,781      52,781
   9        6,947        1,429     1,483       51,483        2,147       2,200       52,200        3,176     3,230      53,230
  10        7,924        1,580     1,580       51,580        2,437       2,437       52,437        3,725     3,725      53,725

  15       13,594        1,889     1,889       51,889        3,626       3,626       53,626        6,922     6,922      56,922
  20       20,832        1,389     1,389       51,389        4,207       4,207       54,207       11,151    11,151      61,151
  25       30,068         *         *            *           3,165       3,165       53,165       16,054    16,054      66,054
  30       41,856         *         *            *            *           *            *          20,681    20,681      70,681
  35       56,902         *         *            *            *           *            *          22,844    22,844      72,844




*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                                                   Initial Specified Amount                $50,000
Smoker Underwriting Risk                                            Initial Premium and Planned
Death Benefit Option B                                              Premium (Payable Annually) (1)             $600

                          0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                          Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
            Premiums         Return with Current                  Return with Current               Return with Current
End of    Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest  Surrender   Cash        Death       Surrender   Cash       Death      Surrender    Cash      Death
 Year      Per Year        Value     Value      Benefit        Value     Value     Benefit       Value      Value    Benefit
  1         630             0      281          50,000            6       306       50,000         31         331    50,000
  2       1,292           105      445          50,000          168       508       50,000        234         574    50,000
  3       1,986           270      586          50,000          382       699       50,000        507         823    50,000
  4       2,715           410      703          50,000          583       875       50,000        782       1,074    50,000
  5       3,481           526      794          50,000          767     1,036       50,000      1,060       1,328    50,000

  6       4,285           643      858          50,000          962     1,177       50,000      1,366       1,581    50,000
  7       5,129           732      893          50,000        1,135     1,297       50,000      1,673       1,834    50,000
  8       6,016           791      898          50,000        1,285     1,392       50,000      1,977       2,084    50,000
  9       6,947           819      872          50,000        1,407     1,461       50,000      2,276       2,330    50,000
 10       7,924           811      811          50,000        1,497     1,497       50,000      2,567       2,567    50,000

 15      13,594            *        *             *           1,112     1,112       50,000      3,603       3,603    50,000
 20      20,832            *        *             *            *         *            *         3,365       3,365    50,000

 25      30,068            *        *             *            *         *            *          *            *        *
 30      41,856            *        *             *            *         *            *          *            *        *
 35      56,902            *        *             *            *         *            *          *            *        *


*    In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the maximum cost of insurance rates allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


Male Issue Age 40                                                   Initial Specified Amount                $50,000
Smoker Underwriting Risk                                            Initial Premium and Planned
Death Benefit Option B                                              Premium (Payable Annually) (1)             $600

                            0% Assumed Hypothetical              6% Assumed Hypothetical           12% Assumed Hypothetical
                            Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
            Premiums          Return with Current                  Return with Current               Return with Current
End of     Accumulated  Cost of Insurance Rates (2)(3)       Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)
Policy   At 5% Interest   Surrender   Cash      Death       Surrender    Cash       Death      Surrender    Cash     Death
 Year      Per Year         Value     Value    Benefit        Value      Value     Benefit       Value      Value    Benefit

  1            630             0      281      50,000             6       306       50,000          31        331    50,000
  2          1,292           177      517      50,000           242       582       50,000         311        651    50,000
  3          1,986           413      729      50,000           535       851       50,000         668        985    50,000
  4          2,715           623      916      50,000           817     1,109       50,000       1,038      1,330    50,000
  5          3,481           808    1,077      50,000         1,087     1,356       50,000       1,420      1,689    50,000

  6          4,285           994    1,209      50,000         1,372     1,587       50,000       1,843      2,058    50,000
  7          5,129         1,161    1,322      50,000         1,649     1,810       50,000       2,288      2,450    50,000
  8          6,016         1,326    1,433      50,000         1,938     2,045       50,000       2,776      2,884    50,000
  9          6,947         1,489    1,543      50,000         2,238     2,292       50,000       3,313      3,367    50,000
 10          7,924         1,652    1,652      50,000         2,551     2,551       50,000       3,903      3,903    50,000

 15         13,594         2,038    2,038      50,000         3,920     3,920       50,000       7,504      7,504    50,000
 20         20,832         1,644    1,644      50,000         4,865     4,865       50,000      12,827     12,827    50,000

 25         30,068          *         *           *           4,473     4,473       50,000      20,649     20,649    50,000
 30         41,856          *         *           *           1,035     1,035       50,000      32,973     32,973    50,000
 35         56,902          *         *           *             *         *            *        54,942     54,942    58,788



*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $600 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans or withdrawals have been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient cash value.

(3) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0%, 6% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -1.60%, 4.40% AND 10.40%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Attached to this supplement are unaudited financial statements for Life of Virginia Separate Account II as of June 30, 1995. Also included are unaudited consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries as of June 30, 1995.



                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                             610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230

                             Life of Virginia Separate Account II

                             Statements of Assets and Liabilities

                                         June 30, 1995
                                          (unaudited)




                                                                        Life of Virginia Series Fund, Inc.
                                                              ------------------------------------------------------
                                                                 Common      Government      Money         Total
                                                              Stock Index    Securities      Market        Return
                                                               Portfolio     Portfolio     Portfolio     Portfolio
                                                              ------------  ------------  ------------  ------------
ASSETS

Investment in Life of Virginia Series Fund, Inc.,
  at fair value (Note 2):
    Common Stock Index Portfolio (45,029 shares;
      cost--$723,145)                                            $845,639
    Government Securities Portfolio (25,129 shares;
      cost--$251,354)                                                          $263,349
    Money Market Portfolio (101,932 shares;
      cost--$1,054,182)                                                                    $1,067,225
    Total Return Portfolio (36,278 shares;
      cost--$481,489)                                                                                      $556,148
Receivable from affiliate (Note 3)                                      -             -             -           247
Deposits in process                                                   301            15             -            76
                                                              ------------  ------------  ------------  ------------
                                                                  845,940       263,364     1,067,225       556,471

LIABILITIES

Accrued expenses payable to affiliate (Note 3)                      1,574           493        84,966           989
Deposits pending policy approval                                        -             -        88,365             -
Withdrawal in process                                                   -             -        35,452             -
                                                              ------------  ------------  ------------  ------------
Total liabilities                                                   1,574           493       208,783           989
                                                              ------------  ------------  ------------  ------------
NET ASSETS                                                       $844,366      $262,871      $858,442      $555,482
                                                              ============  ============  ============  ============

Outstanding units                                                  37,115        14,970        59,203        26,079
                                                              ============  ============  ============  ============

Net asset value per unit                                           $22.75        $17.56        $14.50        $21.30
                                                              ============  ============  ============  ============

See accompanying notes.

                         Life of Virginia Separate Account II

                                   June 30, 1995
                                    (unaudited)

                                                                      Oppenheimer Variable Account Funds
                                              ----------------------------------------------------------------------------------
                                                                            Capital                       High        Multiple
                                                 Money          Bond      Appreciation     Growth        Income      Strategies
                                               Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                              ------------  ------------  ------------  ------------  ------------  ------------
ASSETS

Investment in Oppenheimer Variable Account
  Funds, at fair value (Note 2):
    Money Portfolio (9,476 shares;
      cost--$9,476)                                $9,476
    Bond Portfolio (9,550 shares;
      cost--$107,415)                                          $110,018
    Capital Appreciation Portfolio (39,986
      shares; cost--$1,025,426)                                            $1,163,204
    Growth Portfolio (23,898 shares;
      cost--$419,108)                                                                      $496,127
    High Income Portfolio (40,665 shares;
      cost--$421,776)                                                                                    $422,108
    Multiple Strategies Portfolio (35,006
      shares; cost--$464,672)                                                                                          $486,586
Receivable from affiliate (Note 3)                     38             -             -         2,327           544             -
Deposits in process                                     -            77         4,743           182         7,199            48
                                              ------------  ------------  ------------  ------------  ------------  ------------
                                                    9,514       110,095     1,167,947       498,636       429,851       486,634

LIABILITIES

Accrued expenses payable to affiliate (Note 3)         18           199        21,529           862         1,333         2,689
Withdrawal in process                                   -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total liabilities                                      18           199        21,529           862         1,333         2,689
                                              ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                         $9,496      $109,896    $1,146,418      $497,774      $428,518      $483,945
                                              ============  ============  ============  ============  ============  ============

Outstanding units                                     652         5,842        43,690        20,871        17,168        23,311
                                              ============  ============  ============  ============  ============  ============

Net asset value per unit                           $14.56        $18.81        $26.24        $23.85        $24.96        $20.76
                                              ============  ============  ============  ============  ============  ============

See accompanying notes.

                           Life of Virginia Separate Account II

                                      June 30, 1995
                                       (unaudited)


                                                                        Variable Insurance Products Fund
                                                      --------------------------------------------------------------------
                                                         Money          High        Equity-
                                                         Market        Income        Income        Growth       Overseas
                                                       Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                      ------------  ------------  ------------  ------------  ------------
ASSETS

Investment in Variable Insurance Products Fund,
  at fair value (Note 2):
    Money Market Portfolio (624,123 shares;
      cost--$624,123)                                    $624,123
    High Income Portfolio (21,013 shares;
      cost--$228,655)                                                  $235,131
    Equity-Income Portfolio (74,586 shares;
      cost--$1,153,148)                                                            $1,259,763
    Growth Portfolio (89,018 shares;
      cost--$1,913,550)                                                                          $2,376,776
    Overseas Portfolio (77,945 shares;
      cost--$1,233,197)                                                                                        $1,261,923
Receivable from affiliate (Note 3)                          6,970            57           203             -             -
Deposits in process                                             -         7,024         7,839         6,266         1,013
                                                      ------------  ------------  ------------  ------------  ------------
                                                          631,093       242,212     1,267,805     2,383,042     1,262,936

LIABILITIES

Accrued expenses payable to affiliate (Note 3)              1,135           405         2,112        26,235         3,791
Withdrawal in process                                         592             -             -             -             -
                                                      ------------  ------------  ------------  ------------  ------------
Total liabilities                                           1,727           405         2,112        26,235         3,791
                                                      ------------  ------------  ------------  ------------  ------------
NET ASSETS                                               $629,366      $241,807    $1,265,693    $2,356,807    $1,259,145
                                                      ============  ============  ============  ============  ============

Outstanding units                                          43,285        11,526        52,194        83,545        68,432
                                                      ============  ============  ============  ============  ============

Net asset value per unit                                   $14.54        $20.98        $24.25        $28.21        $18.40
                                                      ============  ============  ============  ============  ============


See accompanying notes.

                        Life of Virginia Separate Account II

                                    June 30, 1995
                                     (unaudited)


                                                          Variable Insurance
                                                           Products Fund II                   Advisers Management Trust
                                                      --------------------------       ----------------------------------------
                                                         Asset
                                                        Manager      Contrafund          Balanced        Bond         Growth
                                                       Portfolio     Portfolio          Portfolio     Portfolio     Portfolio
                                                      ------------  ------------       ------------  ------------  ------------

ASSETS

Investment in Variable Insurance Products Fund II,
  at fair value (Note 2):
    Asset Manager Portfolio (173,417 shares;
      cost--$2,438,333)                                $2,485,062
    Contrafund Portfolio (2,156 shares;
      cost--$61,071)                                                    $68,392

Investment in Advisers Management Trust, at
  fair value (Note 2):
    Balanced Portfolio (16,532 shares;
      cost--$241,201)                                                                     $271,288
    Bond Portfolio (2,156 shares; cost--
      $30,103)                                                                                           $30,397
    Growth Portfolio (6,375 shares;
      cost--$135,496)                                                                                                 $152,423
Receivable from affiliate (Note 3)                              -         1,407                  -             5           668
Deposits in process                                           155         1,306                 51             -           315
                                                      ------------  ------------       ------------  ------------  ------------
                                                        2,485,217        71,105            271,339        30,402       153,406

LIABILITIES

Accrued expenses payable to affiliate (Note 3)             11,088            89              1,508            80           280
Withdrawal in process                                           -             -                  -             -             -
                                                      ------------  ------------       ------------  ------------  ------------
Total liabilities                                          11,088            89              1,508            80           280
                                                      ------------  ------------       ------------  ------------  ------------
NET ASSETS                                             $2,474,129       $71,016           $269,831       $30,322      $153,126
                                                      ============  ============       ============  ============  ============

Outstanding units                                         145,451         5,654             17,811         2,612        11,419
                                                      ============  ============       ============  ============  ============

Net asset value per unit                                   $17.01        $12.56             $15.15        $11.61        $13.41
                                                      ============  ============       ============  ============  ============


See accompanying notes.

                         Life of Virginia Separate Account II

                                   June 30, 1995
                                    (unaudited)


                                                       Insurance
                                                       Management
                                                         Series                        Janus Aspen
                                                      ------------       ----------------------------------------
                                                                          Aggressive                  Worldwide
                                                        Utility             Growth        Growth        Growth
                                                       Portfolio          Portfolio     Portfolio     Portfolio
                                                      ------------       ------------  ------------  ------------
ASSETS

Investment in Insurance Management Series, at
  fair value (Note 2):
    Utility Portfolio (2,009 shares;
      cost--$19,181)                                      $19,969

Investment in Janus Aspen, at fair value (Note 2):
    Aggressive Growth Portfolio (27,092 shares;
      cost--$369,746)                                                       $389,039
    Growth Portfolio (14,407 shares; cost--
      $160,572)                                                                           $172,739
    Worldwide Growth Portfolio (17,530 shares;
      cost--$214,031)                                                                                   $230,526
Receivable from affiliate (Note 3)                              -              2,925           443         1,150
Deposits in process                                             -              6,933           281         8,911
                                                      ------------       ------------  ------------  ------------
                                                           19,969            398,897       173,463       240,587

LIABILITIES

Accrued expenses payable to affiliate (Note 3)                 39                535           265           389
Withdrawal in process                                           -                  -             -             -
                                                      ------------       ------------  ------------  ------------
Total liabilities                                              39                535           265           389
                                                      ------------       ------------  ------------  ------------
NET ASSETS                                                $19,930           $398,362      $173,198      $240,198
                                                      ============       ============  ============  ============

Outstanding units                                           1,833             32,841        15,603        22,746
                                                      ============       ============  ============  ============

Net asset value per unit                                   $10.87             $12.13        $11.10        $10.56
                                                      ============       ============  ============  ============

See accompanying notes.

                             Life of Virginia Separate Account II

                            For the Six Months Ended June 30, 1995
                                         (unaudited)

                                                                        Life of Virginia Series Fund, Inc.
                                                              ------------------------------------------------------
                                                                 Common      Government      Money         Total
                                                              Stock Index    Securities      Market        Return
                                                               Portfolio     Portfolio     Portfolio     Portfolio
                                                              ------------  ------------  ------------  ------------
STATEMENTS OF OPERATIONS

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                                      $0            $0            $0            $0
Expenses--Mortality and expense risk charges (Note 3)               2,633           907         4,758         1,739
                                                              ------------  ------------  ------------  ------------
Net investment income (expense)                                    (2,633)         (907)       (4,758)       (1,739)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss)                                            9,333           660        10,091         5,440
Unrealized appreciation (depreciation) on investments             124,044        24,753        31,330        62,674
                                                              ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss) on investments            133,377        25,413        41,421        68,114
                                                              ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $130,744       $24,506       $36,663       $66,375
                                                              ============  ============  ============  ============


INCREASE (DECREASE) IN NET ASSETS

From Operations:
  Net investment income                                           ($2,633)        ($907)      ($4,758)      ($1,739)
  Net realized gain (loss)                                          9,333           660        10,091         5,440
  Unrealized appreciation (depreciation) on investments           124,044        24,753        31,330        62,674
                                                              ------------  ------------  ------------  ------------
  Increase (decrease) in net assets from operations               130,744        24,506        36,663        66,375

From Capital Transactions:
  Net premiums                                                     91,362        23,378     1,509,828        84,791
  Loan interest                                                      (323)          244          (280)         (175)
  Transfers (to) from the general account of Life of Virginia:
      Death Benefits                                                    -             -             -             -
      Surrenders                                                  (11,122)            -             -        (9,168)
      Loans                                                        (2,872)            -           343        (2,169)
      Cost of insurance (Note 3)                                  (52,455)      (11,673)      (87,837)      (43,572)
      Transfer gain (loss) and transfer fees (Note 3)                 366           242        (5,773)        1,371
      Capital contribution (withdrawal)                                 -             -             -             -
  Interfund Transfers                                              14,580       (16,211)   (1,613,402)        4,479
                                                              ------------  ------------  ------------  ------------
  Increase (decrease) in net assets from capital transactions      39,536        (4,020)     (197,121)       35,557
                                                              ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                                 170,280        20,486      (160,458)      101,932

NET ASSETS AT BEGINNING OF YEAR                                   674,086       242,385     1,018,900       453,550
                                                              ------------  ------------  ------------  ------------
NET ASSETS AT JUNE 30, 1995                                      $844,366      $262,871      $858,442      $555,482
                                                              ============  ============  ============  ============


See accompanying notes.

                             Life of Virginia Separate Account II

                             For the Six Months Ended June 30, 1995
                                       (unaudited)

                                                                      Oppenheimer Variable Account Funds
                                              ----------------------------------------------------------------------------------
                                                                            Capital                       High        Multiple
                                                 Money          Bond      Appreciation     Growth        Income      Strategies
                                               Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                              ------------  ------------  ------------  ------------  ------------  ------------
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                    $302        $3,312        $5,317       $10,459       $18,034       $23,658
Expenses--Mortality and expense risk
  charges (Note 3)                                     36           346         3,499         1,477         1,899         1,487
                                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (expense)                       266         2,966         1,818         8,982        16,135        22,171

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain (loss)                                -           (58)        9,470         6,683        (1,444)          858
Unrealized appreciation (depreciation)
  on investments                                        -         6,466       115,947        61,908        22,202        29,509
                                              ------------  ------------  ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments                                        0         6,408       125,417        68,591        20,758        30,367
                                              ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                    $266        $9,374      $127,235       $77,573       $36,893       $52,538
                                              ============  ============  ============  ============  ============  ============


INCREASE (DECREASE) IN NET ASSETS (CONTINUED)

From Operations:
  Net investment income                              $266        $2,966        $1,818        $8,982       $16,135       $22,171
  Net realized gain (loss)                              -           (58)        9,470         6,683        (1,444)          858
  Unrealized appreciation (depreciation)
    on investments                                      -         6,466       115,947        61,908        22,202        29,509
                                              ------------  ------------  ------------  ------------  ------------  ------------
  Increase (decrease) in net assets
    from operations                                   266         9,374       127,235        77,573        36,893        52,538

From Capital Transactions:
  Net premiums                                      3,530        18,421       175,877        80,451       113,646       134,506
  Loan interest                                         -             -           (65)           (4)          238          (100)
  Transfers (to) from the general account of
    Life of Virginia:
      Death Benefits                                    -             -             -        (2,519)         (386)            -
      Surrenders                                     (954)         (617)      (14,845)       (2,336)       (6,225)       (6,090)
      Loans                                             -             -        (5,088)       (1,006)       (3,867)         (136)
      Cost of insurance (Note 3)                     (930)       (7,637)      (82,353)      (26,093)      (51,772)      (31,789)
      Transfer gain (loss) and transfer fees
        (Note 3)                                       (9)           23        (2,318)          437           779          (479)
      Capital contribution (withdrawal)                 -             -             -             -             -             -
  Interfund Transfers                              (3,000)          112        67,393        27,614        15,695        32,133
                                              ------------  ------------  ------------  ------------  ------------  ------------
  Increase (decrease) in net assets from
    capital transactions                           (1,363)       10,302       138,601        76,544        68,108       128,045
                                              ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                  (1,097)       19,676       265,836       154,117       105,001       180,583

NET ASSETS AT BEGINNING OF YEAR                    10,593        90,220       880,582       343,657       323,517       303,362
                                              ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS AT JUNE 30, 1995                        $9,496      $109,896    $1,146,418      $497,774      $428,518      $483,945
                                              ============  ============  ============  ============  ============  ============

See accompanying notes.

                                Life of Virginia Separate Account II

                               For the Six Months Ended June 30, 1995
                                             (unaudited)

                                                                        Variable Insurance Products Fund
                                                      --------------------------------------------------------------------
                                                         Money          High        Equity-
                                                         Market        Income        Income        Growth       Overseas
                                                       Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                      ------------  ------------  ------------  ------------  ------------
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                         $17,888       $12,908       $54,928        $9,023        $6,739
Expenses--Mortality and expense risk charges
  (Note 3)                                                  2,169           712         3,559         6,648         3,573
                                                      ------------  ------------  ------------  ------------  ------------
Net investment income (expense)                            15,719        12,196        51,369         2,375         3,166

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain (loss)                                        -          (273)        7,397        41,672        (6,341)
Unrealized appreciation (depreciation)
  on investments                                                -        10,200        96,422       393,286        49,711
                                                      ------------  ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments                                                0         9,927       103,819       434,958        43,370
                                                      ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $15,719       $22,123      $155,188      $437,333       $46,536
                                                      ============  ============  ============  ============  ============


INCREASE (DECREASE) IN NET ASSETS (CONTINUED)

From Operations:
  Net investment income                                   $15,719       $12,196       $51,369        $2,375        $3,166
  Net realized gain (loss)                                      -          (273)        7,397        41,672        (6,341)
  Unrealized appreciation (depreciation)
    on investments                                              -        10,200        96,422       393,286        49,711
                                                      ------------  ------------  ------------  ------------  ------------
  Increase (decrease) in net assets
    from operations                                        15,719        22,123       155,188       437,333        46,536

From Capital Transactions:
  Net premiums                                             59,284        44,120       194,830       311,838       240,315
  Loan interest                                                 -           245           (10)           10          (122)
  Transfers (to) from the general account of Life
    of Virginia:
      Death Benefits                                            -          (393)            -             -             -
      Surrenders                                           (2,975)       (2,235)       (2,839)      (26,132)       (6,993)
      Loans                                                     -             -        (2,799)       (3,879)            7
      Cost of insurance (Note 3)                          (34,046)      (22,626)      (83,619)     (144,864)      (94,876)
      Transfer gain (loss) and transfer fees (Note 3)          (4)           85           449       (18,652)       (9,706)
      Capital contribution (withdrawal)                         -             -             -             -             -
  Interfund Transfers                                      41,266        29,370       235,425       238,629       223,707
                                                      ------------  ------------  ------------  ------------  ------------
  Increase (decrease) in net assets from
    capital transactions                                   63,525        48,566       341,437       356,950       352,332
                                                      ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                          79,244        70,689       496,625       794,283       398,868

NET ASSETS AT BEGINNING OF YEAR                           550,122       171,118       769,068     1,562,524       860,277
                                                      ------------  ------------  ------------  ------------  ------------
NET ASSETS AT JUNE 30, 1995                              $629,366      $241,807    $1,265,693    $2,356,807    $1,259,145
                                                      ============  ============  ============  ============  ============

See accompanying notes.

                             Life of Virginia Separate Account II

                           For the Six Months Ended June 30, 1995
                                         (unaudited)

                                                          Variable Insurance
                                                           Products Fund II                   Advisers Management Trust
                                                      --------------------------       ----------------------------------------
                                                         Asset
                                                        Manager      Contrafund          Balanced        Bond         Growth
                                                       Portfolio     Portfolio          Portfolio     Portfolio     Portfolio
                                                      ------------  ------------       ------------  ------------  ------------
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                         $38,074            $0             $5,568        $2,839        $4,462
Expenses--Mortality and expense risk charges
  (Note 3)                                                  7,215           103                842           167           484
                                                      ------------  ------------       ------------  ------------  ------------
Net investment income (expense)                            30,859          (103)             4,726         2,672         3,978

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain (loss)                                   (3,674)          288                869            34         1,551
Unrealized appreciation (depreciation)
  on investments                                           90,526         7,321             29,346           135        22,048
                                                      ------------  ------------       ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments                                           86,852         7,609             30,215           169        23,599
                                                      ------------  ------------       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                        $117,711        $7,506            $34,941        $2,841       $27,577
                                                      ============  ============       ============  ============  ============


INCREASE (DECREASE) IN NET ASSETS (CONTINUED)

From Operations:
  Net investment income                                   $30,859         ($103)            $4,726        $2,672        $3,978
  Net realized gain (loss)                                 (3,674)          288                869            34         1,551
  Unrealized appreciation (depreciation)
    on investments                                         90,526         7,321             29,346           135        22,048
                                                      ------------  ------------       ------------  ------------  ------------
  Increase (decrease) in net assets
    from operations                                       117,711         7,506             34,941         2,841        27,577

From Capital Transactions:
  Net premiums                                            398,080         8,362             33,212         4,699        33,306
  Loan interest                                               270             -                  4             -             2
  Transfers (to) from the general account of Life
    of Virginia:
      Death Benefits                                            -             -             (1,989)            -             -
      Surrenders                                          (17,485)            -             (2,363)       (3,175)            -
      Loans                                                (7,601)            -                  -             -        (1,557)
      Cost of insurance (Note 3)                         (181,650)       (2,237)           (11,636)       (2,825)       (6,768)
      Transfer gain (loss) and transfer fees (Note 3)           2         1,400                (88)         (143)            3
      Capital contribution (withdrawal)                         -             -                  -             -             -
  Interfund Transfers                                     395,021        55,985              5,958       (23,891)       (4,357)
                                                      ------------  ------------       ------------  ------------  ------------
  Increase (decrease) in net assets from
    capital transactions                                  586,637        63,510             23,098       (25,335)       20,629
                                                      ------------  ------------       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                         704,348        71,016             58,039       (22,494)       48,206

NET ASSETS AT BEGINNING OF YEAR                         1,769,781             0            211,792        52,816       104,920
                                                      ------------  ------------       ------------  ------------  ------------
NET ASSETS AT JUNE 30, 1995                            $2,474,129       $71,016           $269,831       $30,322      $153,126
                                                      ============  ============       ============  ============  ============

See accompanying notes.

                              Life of Virginia Separate Account II

                             For the Six Months Ended June 30, 1995
                                         (unaudited)


                                                       Insurance
                                                       Management
                                                         Series                        Janus Aspen
                                                      ------------       ----------------------------------------
                                                                          Aggressive                  Worldwide
                                                        Utility             Growth        Growth        Growth
                                                       Portfolio          Portfolio     Portfolio     Portfolio
                                                      ------------       ------------  ------------  ------------
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                            $212             $4,039          $717          $198
Expenses--Mortality and expense risk charges
  (Note 3)                                                     35                813           415           663
                                                      ------------       ------------  ------------  ------------
Net investment income (expense)                               177              3,226           302          (465)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain (loss)                                       31                929         1,534          (308)
Unrealized appreciation (depreciation)
  on investments                                              788             14,357        13,346        18,697
                                                      ------------       ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments                                              819             15,286        14,880        18,389
                                                      ------------       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                            $996            $18,512       $15,182       $17,924
                                                      ============       ============  ============  ============


INCREASE (DECREASE) IN NET ASSETS (CONTINUED)

From Operations:
  Net investment income                                      $177             $3,226          $302         ($465)
  Net realized gain (loss)                                     31                929         1,534          (308)
  Unrealized appreciation (depreciation)
    on investments                                            788             14,357        13,346        18,697
                                                      ------------       ------------  ------------  ------------
  Increase (decrease) in net assets
    from operations                                           996             18,512        15,182        17,924

From Capital Transactions:
  Net premiums                                             19,000            100,117        46,400        61,540
  Loan interest                                                 -                101             -             -
  Transfers (to) from the general account of Life
    of Virginia:
      Death Benefits                                            -                  -             -             -
      Surrenders                                                -               (617)         (325)         (743)
      Loans                                                     -                  5             -             5
      Cost of insurance (Note 3)                           (1,519)           (25,684)      (15,232)      (23,699)
      Transfer gain (loss) and transfer fees (Note 3)          (5)             1,079           386           (25)
      Capital contribution (withdrawal)                         -                  -             -             -
  Interfund Transfers                                       1,458            187,337        47,383        37,316
                                                      ------------       ------------  ------------  ------------
  Increase (decrease) in net assets from
    capital transactions                                   18,934            262,338        78,612        74,394
                                                      ------------       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                          19,930            280,850        93,794        92,318

NET ASSETS AT BEGINNING OF YEAR                                 0            117,512        79,404       147,880
                                                      ------------       ------------  ------------  ------------
NET ASSETS AT JUNE 30, 1995                               $19,930           $398,362      $173,198      $240,198
                                                      ============       ============  ============  ============



See accompanying notes.

                    Life of Virginia Separate Account II

                       Notes to Financial Statements

                               June 30, 1995
                                (unaudited)


1.   Description of Entity

Life of Virginia Separate Account II (the Account) is a separate investment account established in 1986 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable life insurance policies issued by Life of Virginia. Life of Virginia is an indirect wholly-owned subsidiary of Aon Corporation (Aon).

In January 1995, three new investment subdivisions were added to the Account. Two of these subdivisions, the Utility and Corporate Bond invest solely in a designated portfolio of the Insurance Management Series (IMS), a series type mutual fund. The third new subdivision, the Contrafund, invests solely in a designated portfolio of the Variable Insurance Product Fund II (VIP II), a series type mutual fund. These investment subdivisions are not available in connection with policies issued to California policyholders.

In May 1995, two new investment subdivisions were added to the Account. These subdivisions, the International Equity and the Real Estate
Securities, invest solely in a designated portfolio of Life of Virginia Series Fund, Inc., a series type mutual fund. These investment subdivisions are not available in connection with policies issued to California policyholders.

2.   Summary of Significant Accounting Policies

Investments

Investments are stated at fair value which is based on the percentage owned by the Account of the net asset value of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.


                    Life of Virginia Separate Account II

                       Notes to Financial Statements

                               June 30, 1995
                                (unaudited)

2.   Summary of Significant Accounting Policies (continued)

The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the six months ended June 30, 1995, were:


                                                       Proceeds
                                      Cost of Shares     from
           Fund/Portfolio                Acquired     Shares Sold

Life of Virginia Series Fund, Inc.:
  Common Stock Index                   $  144,845     $  107,100
  Government Securities                    33,523         38,237
  Money Market                          3,807,042      4,020,195
  Total Return                            104,095         70,721

Oppenheimer Variable Account Funds:
  Money                                     4,406          6,615
  Bond                                     29,411         15,363
  Capital Appreciation                    339,854        198,011
  Growth                                  149,867         64,239
  High Income                             154,873         74,465
  Multiple Strategies                     208,041         56,249

Variable Insurance Products Fund:
  Money Market                            295,611        215,829
  High Income                             103,769         49,072
  Equity-Income                           535,072        145,536
  Growth                                  718,926        351,934
  Overseas                                590,402        233,898

Variable Insurance Products Fund II:
  Asset Manager                         1,024,560        401,135
  Contrafund                               66,043          5,260

Advisers Management Trust:
  Balanced                                 47,771         19,354
  Bond                                     10,813         32,100
  Growth                                   49,867         25,327

Insurance Management Series:
  Utility                                  20,670          1,520

Janus Aspen:
  Aggressive Growth                       349,788         91,485
  Growth                                  109,179         30,621
  Worldwide Growth                        124,683         58,627




                   Life of Virginia Separate Account II

                       Notes to Financial Statements

                               June 30, 1995
                                (unaudited)


2.   Summary of Significant Accounting Policies (continued)

Federal Income Taxes

The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the
Code). Life of Virginia is included in the Aon life-nonlife consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

3.   Related Party Transactions

Net premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on these flexible premium variable life insurance policies, less deductions of 7.5% retained as compensation for certain distribution expenses and premium taxes. In addition, there is a deferred sales charge of up to 45% of the first year's premiums. This charge will be deducted from policy's cash value in equal installments at the beginning of each of the policy years two through ten. If a policy is surrendered or lapses during the first nine years, a charge is made by Life of Virginia to cover the expenses of issuing the policy. The charge is a stated percentage of the insurance amount and varies by the age of the policyholder when issued and period of time that the policy has been in force. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate Life of Virginia for the costs incurred in connection with the partial surrender.

A charge based on policy cash values, duration, the insured's sex, attained age and risk class, is deducted from policy cash values each month to compensate Life of Virginia for the cost of insurance and any benefits added by rider. In addition, Life of Virginia charges the Account for the mortality and expense risk that Life of Virginia assumes. This charge is deducted daily and equals the effective annual rate of .70% of the net assets of the Account. For policies issued on or after May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $6 from the policy cash value and for policies issued prior to May 1, 1993, Life of Virginia will deduct a monthly administrative charge of $5 from the policy cash value.




                    Life of Virginia Separate Account II

                       Notes to Financial Statements

                               June 30, 1995
                                (unaudited)




3.   Related Party Transactions (continued)

Gains or losses resulting from the processing time between the receipt of an initial net premium and the investment of that premium are charged to Life of Virginia. In addition, any such gain or loss resulting from the processing time between a request for policy surrender and the payment is also charged to Life of Virginia.

Life of Virginia Series Fund, Inc. (the Fund) is an open-ended diversified management investment company whose shares are sold to Life of Virginia's Separate Accounts.

Forth Financial Securities Corporation (FFSC), an indirect wholly-owned subsidiary of Aon, acts as principal underwriter (as defined in The Investment Company Act of 1940) of the Account's policies pursuant to an agreement with Life of Virginia.

Aon Advisors, Inc. (Investment Advisor), a wholly-owned subsidiary of Aon, serves as investment advisor to the Fund and provides portfolio management, investment advice, and related administrative services for the Fund. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the Common Stock Index Portfolio, .50% for the Government Securities, Money Market and Total Return Portfolios, 1.0% for the International Equity Portfolio, and .85% for the Real Estate Securities Portfolio. Effective July 1, 1994, the investment advisor agreed to waive a portion of the advisory fee for the Money Market Portfolio such that the effective annual rate is .10%. Prior to May 1, 1993, the effective annual rate for the Common Stock Index Portfolio was
 .50%.

Certain officers and directors of Life of Virginia are also officers and directors of FFSC, the Fund, the Investment Advisor or Aon.





[zzzz]

                      Consolidated Financial Statements

                   The Life Insurance Company of Virginia
                              and Subsidiaries

                        Six Months ended June 30, 1995
                                (unaudited)

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
INDEX TO FINANCIAL STATEMENTS
(unaudited)
__________________________________________________________________

Consolidated Financial Statements

Consolidated Statements of Financial Position
  as of June 30, 1995 and December 31, 1994. . . . . . . . . . . . . . . . 1
Consolidated Statements of Income for the six months ended June 30, 1995 and the years ended December 31, 1994 and 1993 . . . . . . . . . . . . . 3
Consolidated Statements of Cash Flows for the six months ended June 30,
  1995 and the years ended December 31, 1994 and 1993. . . . . . . . . . . 4
Consolidated Statements of Stockholder's Equity for the six months ended
  June 30, 1995 and the years ended December 31, 1994 and 1993 . . . . . . 5
Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . 6

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(unaudited)


(millions)                                             June 30     December 31
                                                         1995          1994
Assets

Investments

  Fixed maturities
    Held to maturity - at amortized cost
      (fair value:  1994 - $2,714.3;
        1994 - $2,790.0)                               $2,702.8     $3,023.7
    Available for sale - at fair value
      (amortized cost:  1995 - $1,580.1;
        1994 - $2,065.4)                                1,604.5      1,910.5
  Equity securities - at fair value
    Common stocks (cost:  1995 - $30.9;
        1994 - $10.9)                                      31.7         13.4
    Preferred stocks (cost:  1995 - $140.2;
        1994 - $117.2)                                    152.4        111.8
  Mortgage loans on real estate (net of reserve
    for losses: 1995 - $26.7; 1994 - $27.3)               533.0        527.6
  Real estate (net of accumulated depreciation:
       1995 - $6.1; 1994 - $6.5)                           35.6         35.4
  Policy loans                                            147.0        165.3
  Other long-term investments                                -           9.3
  Short-term investments                                   68.5        106.9
     Total investments                                  5,275.5      5,903.9

Cash                                                         -          23.0

Receivables
  Premiums and other                                       11.6         68.3
  Accrued investment income                                70.6         75.6
  Receivable from affiliates                               19.3        347.2
     Total receivables                                    101.5        491.1

Deferred Policy Acquisition Costs                         333.6        388.1

Cost of Insurance Purchased
  (net of accumulated amortization:  1995 - $31.4;
     1994 - $70.1)                                         33.8         48.6

Property and Equipment at Cost
  (net of accumulated depreciation:  1995 - $18.2;
     1994 - $23.5)                                          4.0          7.5

Assets Held Under Special Contracts                     1,601.5      1,429.7

Other Assets                                               62.7         57.9

     Total Assets                                      $7,412.6     $8,349.8
                                                       ========     ========

___________________________________________________________________________
See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION -- Continued
(unaudited)

(millions)
                                                       June 30    December 31
                                                         1995         1994

Liabilities and Stockholder's Equity

Policy Liabilities
  Future policy benefits                               $  470.8     $  589.9
  Policy and contract claims                               25.3         83.8
  Unearned and advance premiums                              .6        229.7
  Other policyholder funds                              4,331.2      5,019.8
       Total policy liabilities                         4,827.9      5,923.2

General Liabilities
  Commissions and general expenses                         12.5         46.9
  Current income taxes                                     33.1         14.5
  Deferred income taxes                                    42.4         21.0
  Liabilities held under special contracts              1,601.5      1,429.7
  Other liabilities                                       116.5        147.1

       Total Liabilities                                6,633.9      7,582.4

Commitments and Contingent Liabilities

Stockholder's Equity
  Common stock - $1,000 par value:
    Authorized, issued and outstanding:  4,000 shares       4.0          4.0
  Paid-in additional capital                              755.1        704.1
  Net unrealized investment gains (losses)                 24.3        (97.5)
  Net foreign exchange losses                                -          (3.0)
  Retained earnings                                        (4.7)       159.8

       Total Stockholder's Equity                         778.7        767.4
       Total Liabilities and Stockholder's Equity      $7,412.6     $8,349.8
                                                       ========     ========

_____________________________________________________________________________
See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

(millions)                                           Six
                                                    Months     Years Ended
                                                    Ended      December 31
                                                     1995     1994     1993
Revenue
  Premiums and policy fees                          $103.4   $230.1   $256.5
  Net investment income                              199.9    490.6    513.5
  Realized investment gains/(losses)                  11.3    (25.8)    (1.6)
  Other income                                         1.4      8.5     14.5
       Total revenue earned                          316.0    703.4    782.9

Benefits and Expenses
  Benefits to policyholders                          202.1    477.1    491.0
  Commissions and general expenses                    28.5     75.7     92.4
  Amortization of deferred policy acquisition costs   37.1     57.1     65.7
  Amortization of cost of insurance purchased          2.1      5.1      5.4
       Total benefits and expenses                   269.8    615.0    654.5

Income Before Income Tax                              46.2     88.4    128.4
  Provision for income tax
    Current                                           19.0     21.0     52.9
    Deferred - credit                                 (1.5)    (5.7)    (6.7)

Net Income                                          $ 28.7   $ 73.1   $ 82.2
                                                    ======   ======   ======

_____________________________________________________________________________
See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

(millions)                                              Six
                                                       Months        Years Ended
                                                        ended        December 31
                                                        1995       1994       1993
Cash Flows from Operating Activities:
  Net income                                          $   28.7   $   73.1   $   82.2
  Adjustments to reconcile net income to
    cash provided by (used by) operating
    activities:
      Policy liabilities                                   (.3)     331.4      334.9
      Accrued investment income                            (.5)       1.8       (2.3)
      Deferred policy acquisition costs                  (35.6)     (91.8)    (105.4)
      Amortization of deferred policy
        acquisition costs                                 37.1       57.1       65.7
      Amortization of cost of insurance purchased          2.1        5.1        5.4
      Other amortization and depreciation                   .4        2.3        2.1
      Premiums and operating receivables,
        commissions and general expenses, income
        taxes, other assets and other liabilities        (42.7)    (139.7)    (161.1)
      Realized investment losses                         (11.3)      25.8        1.6

      Cash Provided by Operating Activities              (22.1)     265.1      223.1

Cash Flows from Investing Activities:
  Sale (purchase) of short-term investments-net           (5.6)       (.3)     (17.3)
  Sale or maturity of investments
    Fixed maturities - Held to maturity                  177.1      778.3    2,055.1
    Fixed maturities - Available for sale                910.3      764.2      689.9
    All other investments                                 59.8      231.1      184.3
  Purchase of investments
    Fixed maturities - Held to maturity                     -      (734.0)  (2,142.7)
    Fixed maturities - Available for sale             (1,105.0)  (1,018.5)    (967.1)
    All other investments                               (110.9)    (357.1)    (260.6)
  Property and equipment                                   (.4)      (1.8)      22.7

       Cash Used by Investing Activities                 (74.7)    (338.1)    (435.7)

Cash Flows from Financing Activities:
  Cash dividends to stockholder                           (6.4)     (20.0)     (59.0)
  Capital contribution                                     5.3         -          -
  Interest sensitive life, annuity and
    investment contract deposits                         375.4    1,455.5    1,376.0
  Interest sensitive life, annuity and
    investment contract withdrawals                     (300.5)  (1,362.6)  (1,089.9)

      Cash Provided by Financing Activities               73.8       72.9      227.1

Increase (Decrease) in Cash                              (23.0)       (.1)      14.5
Cash at Beginning of Year                                 23.0       23.1        8.6

Cash at End of Period                                 $     -    $   23.0   $   23.1
                                                      ========   ========   ========

____________________________________________________________________________
See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(unaudited)

(millions)                                           Six
                                                    Months     Years Ended
                                                    Ended      December 31
                                                     1995     1994     1993
Common Stock
  Balance at January 1 and
    End of Period                                   $  4.0   $  4.0   $  4.0

Paid-in Additional Capital
  Balance at January 1                               704.1    704.1    704.1
    Capital contribution (Note 2)                     51.0       -        -
  Balance at End of Period                           755.1    704.1    704.1

Net Unrealized Investment Gains (Losses)
  Balance at January 1                               (97.5)    23.6     17.0
    Effect of change in accounting principles
      at January 1                                      -      25.1       -
    Net unrealized investment gains (losses)         121.8   (146.2)     6.6
  Balance at End of Period                            24.3    (97.5)    23.6

Net Foreign Exchange Gains (Losses)
  Balance at January 1                                (3.0)    (2.3)    (2.4)
    Net foreign exchange gains (losses)                3.0      (.7)    ( .1)
  Balance at End of Period                              -      (3.0)    (2.3)

Retained Earnings
  Balance at January 1                               159.8    126.7    110.6
    Net income                                        28.7     73.1     82.2
    Dividends to stockholder                        (193.2)   (40.0)   (59.0)
    Stock dividend to affiliate                         -        -      (7.1)
  Balance at End of Period                            (4.7)   159.8    126.7

Stockholder's Equity at End of Period               $778.7   $767.4   $856.1
                                                    ======   ======   ======

____________________________________________________________________________
See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

1.   Summary of Significant Accounting Principles and Practices

     Principles of Consolidation

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles and include the accounts of The Life Insurance Company of Virginia and its subsidiaries ("Life of Virginia"). Life of Virginia is an indirect wholly owned subsidiary of Aon Corporation ("Aon"). All material intercompany accounts and transactions have been eliminated.

     Recognition of Premium Revenue and Related Expenses

     For universal life-type and investment products, generally there is no requirement for payment of premium other than to maintain account values at a level sufficient to pay mortality and expense charges. Consequently, premiums for universal life-type policies and investment products are not reported as revenue, but as deposits. Policy fee revenue for universal life-type policies and investment products consists of charges for the cost of insurance, policy administration, and surrenders assessed during the period. Expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

     In general, for accident and health products, premiums collected are reported as earned proportionately over the period covered by the policies. For all other life products, premiums are recognized as revenue when due. Benefits and related expenses associated with the premium revenues are charged to expense proportionately over the lives of the policies through a provision for future policy benefit liabilities and through deferral and amortization of deferred policy acquisition costs.

     Reinsurance

     Reinsurance premiums, commissions, and expense reimbursements on reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits. Expense reimbursements received in connection with reinsurance ceded have been accounted for as a reduction of the related policy acquisition costs or, to the extent such reimbursements exceed the related acquisition costs, as other revenue. All reinsurance receivables and prepaid reinsurance premium amounts are reported as assets.

     Income Tax

     Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

     Investments

     Fixed maturities, where the intent is to hold to maturity, are carried generally at amortized cost. As a result of adopting Statement of Financial Accounting Standards ("Statement") No. 115 "Accounting for Certain Investments in Debt and Equity Securities" on January 1, 1994, fixed maturities that are available for sale are carried at fair value at December 31, 1994. At December 31, 1993, fixed maturities available for sale were carried, on an aggregate basis, at the lower of amortized cost or fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity that are included in net investment income. Included in fixed maturities are investments in collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments and included in net investment income. Equity securities are valued at fair value. Unrealized gains and temporary unrealized losses on fixed maturities available for sale and equity securities are excluded from income and are recorded directly to stockholder's equity, net of related deferred income taxes. Mortgage loans are carried at amortized costs, net of reserves. Real estate is carried generally at cost less accumulated depreciation. Policy loans are carried at unpaid principal balance. Other long-term investments are carried generally at cost. Realized investment gains or losses are computed using specific costs of securities sold.

     Investments that have declines in fair value below cost, that are judged to be other than temporary, are written down to estimated fair values and reported as realized investment losses. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and reserves are included in realized investment gains and losses in the statements of income. In general, Life of Virginia ceases to accrue investment income where interest or dividend payments are in arrears.

     Deferred Policy Acquisition Costs

     Costs of acquiring new business, principally the excess of new commissions over renewal commissions, underwriting and sales expenses that vary with and are primarily related to the production of new business, are deferred. For non-universal life-type products, amortization of deferred acquisition costs and the cost of insurance purchased is related to and based on the expected premium revenues on the policies. In general, such amortization is adjusted to reflect current withdrawal experience. Expected premium revenues are estimated by using the same assumptions used in estimating future policy benefits.

     In general, deferred policy acquisition costs and cost of insurance purchased related to universal life-type policies and investment products are amortized in relation to the present value of expected gross profits on the policies. Such amortization is adjusted periodically to reflect differences in actual and assumed gross profits.

     To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related deferred policy acquisition costs adjustments are recorded along with the unrealized gains or losses included in stockholder's equity with no effect on net income.

     Other Intangible Assets

     The excess of cost over net assets purchased relating to business acquisitions and the cost of insurance purchased are being amortized into income on a straight-line basis over a range of seven to forty years.

     Property and Equipment

     Property and equipment are generally depreciated using the straight-line method over their estimated useful lives.

     Assets and Liabilities Held Under Special Contracts

     Assets held under special contracts principally represent designated funds of group pension, variable life and annuity policyholders. These assets are offset by liabilities that represent such policyholders' equity in those assets. The net investment income generated from these assets is not included in the consolidated statements of income.

     Future Policy Benefit Liabilities and unearned Premiums and Policy and Contract Claims.

     Future policy benefit liabilities on non-universal life-type and accident and health products have been provided on the net level premium method. The liabilities are calculated based on assumptions as to investment yield, mortality, morbidity and withdrawal rates that were determined at the date of issue or acquisition of Life of Virginia by Aon, and provide for possible adverse deviations.
     Interest assumptions are graded and range from 9% to 4.5%. Withdrawal assumptions are based principally on experience and vary by plan, year of issue, and duration.

     Policyholder liabilities on universal life-type and investment products are generally based on policy account values. Interest credit rates for these products range from 7.25% to 5.0%.

     Unearned premiums generally are calculated using the pro rata method based on gross premiums. However, in the case of credit life and credit accident and health, the unearned premiums are calculated such that the premiums are earned over the period of risk in a reasonable relationship to anticipated claims.

     Policy and contract claim liabilities represent estimates for reported claims, as well as provisions for losses incurred, but not yet reported. These claim liabilities are based on historical experience and are estimates of the ultimate amount to be paid when the claims are settled. Changes in the estimated liability are reflected in income as the estimates are revised.

     Fair Value of Financial Instruments

     The following methods and assumptions were used to estimate fair values for financial instruments. The carrying amounts in the consolidated statements of financial position for cash and short-term investments approximate their fair values. Fair values for fixed maturity securities and equity securities are based on quoted market prices or, if they are not actively traded, on estimated values obtained from independent pricing services. The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Fair values of derivatives are based on quoted prices for exchange-traded instruments or the cost to terminate or offset with other contracts.

     In general, other long-term investments are comprised of real estate joint ventures and limited partnerships. It was not practicable to estimate the fair value of other long-term investments because of the lack of quoted market prices and the inability to estimate fair value without incurring excessive costs. In addition, the determination of the fair value of investment commitments was deemed impracticable due to the inability to estimate future cash flows.

     Fair values for liabilities for investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Foreign Currency Translation

     Foreign revenues and expenses are translated at average exchange rates. Foreign assets and liabilities are translated at year-end exchange rates. Unrealized foreign exchange gains or losses on translation are generally reported in stockholder's equity. No tax effect was taken into consideration for unrealized losses.

     Accounting Changes

     On January 1, 1995, Life of Virginia adopted Statement No. 114 and 118 which relate to accounting by creditors for impairment of a loan. The statements require that impaired loans are to be valued at the present value of expected future cash flows, at the loan's observable market price, or at the fair value of the collateral if the loan is collateral dependent. Implementation of these statements did not have a material effect on Life of Virginia's financial statements.

     On January 1, 1994, Life of Virginia adopted Statement No. 115 which requires categorization of fixed maturities either as held to maturity, available for sale or trading and equity securities as available for sale or trading. Investments in fixed maturities and equity investments, that are categorized as available for sale, are carried at fair value, with unrealized gains and losses (net of applicable tax and adjustment to amortization of deferred policy acquisition costs) excluded from income and recorded directly as a separate component of stockholder's equity. Life of Virginia does not categorize any fixed maturities or equity securities as trading.

     The adoption of Statement No. 115 had no effect on Life of Virginia's accounting for equity securities. In accordance with Statement No. 115, prior period financial statements have not been restated to reflect the change in accounting principle.

     In addition, Life of Virginia adopted Statement No. 112, "Employers' Accounting for Postemployment Benefits" in 1994. Implementation of this Statement did not have a material effect on Life of Virginia's financial statements. Life of Virginia adopted Statement No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" (Note 7) and Statement No. 109, "Accounting for Income Taxes" (Note 4) in 1992.

2.   Summary of Significant Interim Events

     In January 1995, Life of Virginia dividended 100% of its Globe Life Insurance Company ("GLOBE") common stock to Combined Life Insurance of America ("Combined"). At December 31, 1994, Globe had total assets of $954.9 million, total liabilities of $765.7 million and total stockholder's equity of $189.2 million.

     In January 1995, Life of Virginia ceded to Combined $599 million of its Single Premium Deferred Annuity liabilities. In conjunction with the liability cession, Life of Virginia transferred to Combined available for sale fixed maturities with a fair value of $436.1 million and cost of $501.4 million, held to maturity fixed maturities with a fair value of $81.4 million and a cost of $95.1 million, accrued income of $5.5 million, and deferred policy acquisition costs of $20.5 million. This transaction is reflected in the consolidated statement of income as $1.0 million of premium ceded and $20.5 million as amortization of deferred policy acquisition costs.

     In 1995, Life of Virginia received from Combined, in the form of a capital contribution, $45.7 million of fixed maturities that are classified as held to maturity and $5.3 million of cash.

     In 1995, Life of Virginia transferred to Combined common stock assets with a cost of $3.4 million and fair value of $5.6 million, other long-term investments with a cost of $7.5 million and fair value of $8.0 million, and cash of $6.4 million to settle a dividend declared and unpaid at December 31, 1994.

     In 1995, Life of Virginia received from Combined $128.9 million of available for sale fixed maturities as reimbursement for benefit expenses paid by Life of Virginia on Single Premium Deferred Annuity liabilities and Guaranteed Investment Contract liabilities ceded to Combined.

3.   Subsequent Event

     On September 27, 1995, Aon announced that it will explore the sale of Life of Virginia.

                                PART II.  OTHER INFORMATION

                                UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                                   RULE 484 UNDERTAKING

  The Life Insurance Company of Virginia's By-laws provide, in Article V,
Section 5, for indemnification of directors, officers and employees of the Company.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise under circumstances where the burden of proof set forth in Section 11(b) of the Act has not been sustained, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         REPRESENTATIONS PURSUANT TO RULE 6e-3 (T)

  This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

  Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the Policy described in the Prospectus.

  Registrant makes the following representations:

  (1)  Section 6e-3(T)(b)(13)(iii)(F) has been relied upon.

  (2) The level of the mortality and expense risk charge is within the range of industry practice for comparable flexible or scheduled contracts.

  (3) Registrant has concluded that there is a reasonable likelihood that the distribution financing arrangement of Separate Account II will benefit the separate account and policyowners and will keep and make available to the Commission on request a Memorandum setting forth the basis for this representation.

  (4) Separate Account II will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

  The methodology used to support the representation made in paragraph (2) above is based upon an analysis of the mortality and expense risk charges contained in other variable life insurance policies, including scheduled and flexible premium products. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph (2) above.

                            CONTENTS OF REGISTRATION STATEMENT


  This Registration Statement comprises the following Papers and Documents:

    The facing sheet.

    The prospectus consisting of _____ pages.

    The undertaking to file reports.

    The Rule 484 undertaking.

    Representations pursuant to Rule 6e-3(T)

    The signatures.

    Written consents of the following persons:


    (a) William E. Daner, Jr.

    (b) Messrs. Sutherland, Asbill & Brennan

    (c) Bruce E. Booker, F.S.A.

    (d) Ernst & Young LLP

    The following exhibits:

    See next page.

                                         EXHIBITS

(1)(a)
    Resolution of Board of Directors of Life of Virginia authorizing the establishment of Separate Account II. 1/

(1)(b)
    Resolution of Board of Directors of Life of Virginia authorizing the addition of Investment Subdivisions to Separate Account II. 1/

(1)(c)
    Resolution of Board of Directors of Life of Virginia authorizing the deletion of Investment Subdivisions of Separate Account II, III and 4 which invest in shares of the American Life/Annuity Series. 1/

(1)(d)
    Resolution of Board of Directors of Life of Virginia authorizing the establishment of Investment Subdivisions of Separate Account II which invest in shares of Fidelity Variable Insurance Products Fund II, Asset Manager Portfolio and Neuberger & Berman Advisers Management Trust, Balanced Portfolio. 1/

(1)(e)
    Resolution of Board of Directors of Life of Virginia authorizing the establishment of Investment Subdivisions of Separate Account II which invest in shares of Neuberger & Berman Advisers Management Trust, Growth and Limited Maturity Bond Portfolios. 1/

(1)(f)
    Resolution of Board of Directors of Life of Virginia authorizing the establishment of Investment Subdivisions of Separate Account II which invest in shares of Janus Aspen Series, Growth Portfolio, Aggressive Growth Portfolio, and Worldwide Growth Portfolio. 3/

(1)(g)
    Resolution of Board of Directors of Life of Virginia authorizing the establishment of an Investment Subdivision of Separate Account II which invests in shares of the Utility Fund of the Investment Management Series. 4/

(1)(h)
    Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional Investment Subdivisions of Separate Account II which invest in shares of the Corporate Bond Fund of the Insurance Management Series and the Contrafund Portfolio of the Variable Insurance Products Fund II. 4/

(1)(i)
    Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional Investment Subdivisions of Separate Account II which invest in shares of the International Equity Portfolio and the Real Estate Securities Portfolio of the Life of Virginia Series Fund. 5/

(1)(j)
    Resolution of Board of Directors of Life of Virginia authorizing the establishment of four additional Investment Subdivisions of Separate Account II which invest in shares of the American Growth Portfolio and the American Small Capitalization Portfolio of The Alger American Fund, and the Balanced Portfolio and Flexible Income Portfolio of the Janus Aspen Series.

1A(2)
    Not Applicable

1A(3)(a)
    Underwriting Agreement  1/

1A(3)(b)(i)
    Selling Agreement  1/

1A(3)(b)(ii)
    Equity Sales Agreement for Producers of Forth Financial Resources, Ltd.  1/

1A(3)(c)
    See Exhibit 1A(3)(a)

1A(4)
    Not Applicable

1A(5)
    Policy Form, Commonwealth Three  1/

1A(5)(a)
    Endorsement to policy  1/

1A(6)(a)
    Articles of Incorporation of The Life Insurance Company of Virginia  1/

1A(6)(b)
    By-Laws of The Life Insurance Company of Virginia  1/

1A(7)
    Not Applicable

1A(8)(a)
    Stock Sale Agreement  1/

1A(8)(a)(i)
    Amendment to Stock Sale Agreement between The Life Insurance Company of Virginia and Life of Virginia Series Fund, Inc. 1/

1A(8)(b)
    Fund Participation Agreement between The Life Insurance Company of Virginia and American Life/Annuity Series. 1/

1A(8)(b)(i)
    Amendment to Fund Participation Agreement between The Life Insurance Company of Virginia and American Life/Annuity Series. 1/

1A(8)(c)
    Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and The Life Insurance Company of Virginia. 1/

1A(8)(d)
    Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. 1/

1A(8)(d)(i)
    Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation, and The Life Insurance Company of Virginia. 1/

1A(8)(e)
    Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The Life Insurance Company of Virginia. 1/

1A(8)(f)
    Sales Agreement between Advisers Management Trust and The Life Insurance Company of Virginia. 1/

1A(8)(g)
    Amendment to Sales Agreement between Advisers Management Trust and The Life Insurance Company of Virginia. 1/

1A(8)(h)
    Fund Participation Agreement between Janus Aspen Series and The Life Insurance Company of Virginia. 3/

1A(8)(i)
    Fund Participation Agreement between Insurance Management Series, Federated Securities Corporation, and The Life Insurance Company of Virginia. 4/

1A(8)(i)
    Fund Participation Agreement between The Alger American Fund, Fred Alger and Company, Inc., and The Life Insurance Company of Virginia.

1A(9)
    Administrative Agreement  1/

1A(10)
    Application for Commonwealth Three Policy  1/

2       See Exhibit 1(A)5

3(a)    Opinion and Consent of Counsel

3(b)    Consent of Messrs. Sutherland, Asbill and Brennan

3(c)     Consent of Ernst & Young LLP

4
    Not Applicable

5
    Not Applicable

6
    Opinion and Consent of Bruce E. Booker, Actuary

7
    Memorandum describing Life of Virginia's issuance, transfer, redemption and exchange procedures for the Policy. 2/

8
    Undertaking to Guarantee performance of obligations of principal underwriter. 1/

9
    Notice of Withdrawal Right  1/


    Power of Attorney  2/
__________________________________________________________________

1/ Filed April 24, 1992 with Post-Effective Amendment Number 7 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651

2/ Filed April 30, 1993 with Post-Effective Amendment Number 8 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

3/ Filed April 29, 1994 with Post-Effective Amendment Number 9 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

4/ Filed January 3, 1995 with Post-Effective Amendment Number 10 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

5/ Filed April 28, 1995 with Post-Effective Amendment Number 11 to Form S-6 for Life of Virginia Separate Account II, Registration Number 33-9651.

                                        SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant, Life of Virginia Separate Account II, certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Henrico in the Commonwealth of Virginia, on the 28th day of September, 1995.

Life of Virginia Separate Account II

(Seal)The Life Insurance Company of Virginia
    (Depositor)


Attest: ________________________        By: _______________________________
                                             John J. Palmer
                                             Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, The Life Insurance Company of Virginia certifies that it meets the requirements for effectiveness of this registration statement pursuant to Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Henrico in the Commonwealth of Virginia on the 28th day of September, 1995.



(Seal)The Life Insurance Company of Virginia


Attest: ________________________        By: _______________________________
                                             John J. Palmer
                                             Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                                            Date
PATRICK G. RYAN*              Director                                         9/28/95
Patrick G. Ryan

PAUL E. RUTLEDGE III          Director, President and Chief Operating Officer  9/28/95
Paul E. Rutledge III

DANIEL T. COX*                Director and Chief Executive Officer             9/28/95
Daniel T. Cox

SELWYN L. FLOURNOY, JR.*      Senior Vice President, Director (Principal       9/28/95
Selwyn L. Flournoy, Jr.       Financial and Accounting Officer)

WILLIAM D. BALDWIN*           Senior Vice President and Director               9/28/95
William D.Baldwin

H. GAYLORD HODGES, JR.*       Senior Vice President and Director               9/28/95
H. Gaylord Hodges, Jr.

LINDA L. LANAM**              Director                                         9/28/95
Linda L. Lanam

ROBERT A. BOWEN**             Director                                         9/28/95
Robert A. Bowen

MICHAEL A. CONWAY             Director                                         9/28/95
Michael A. Conway

HARVEY N. MEDVIN*             Director                                         9/28/95
Harvey N. Medvin

_________________             Senior Vice President and Director               9/28/95
John J. Palmer

RAYMOND I. SKILLING*          Director                                         9/28/95
Raymond I. Skilling

ARTHUR F. QUERN*              Director                                         9/28/95
Arthur F. Quern

RAY M. PERISHO*               Director                                         9/28/95
Ray M. Perisho

By _______________________________, pursuant to Power of Attorney executed on * February 10, 1992 and ** February 23, 1993.

                           LIFE OF VIRGINIA SEPARATE ACCOUNT II

                                         EXHIBITS

                                                                      Page


1(j)             Resolution of Board of Directors

3(a)             Opinion and Consent of Counsel

3(b)             Consent of Messrs. Sutherland, Asbill
                 and Brennan

3(c)             Consent of Ernst & Young LLP

6                Opinion and Consent of Bruce E. Booker, Actuary
                 The Life Insurance Company of Virginia

8(i)             Participation Agreement